              As filed with the Securities and Exchange Commission
                                on May   , 2004

                                                       Registration No.
--------------------------------------------------------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

     /X/ Pre-Effective Amendment No. 1 / / Post-Effective Amendment No. __

                           MONEYMART ASSETS, INC.
               (Exact Name of Registrant as Specified in Charter)

                 Area Code and Telephone Number: (973) 802-6469

                              Gateway Center Three
                         100 Mulberry Street, 4th Floor
                         Newark, New Jersey 07102-4077

                          --------------------------
                    (Address of Principal Executive Offices)
                                 (Zip Code)

                              Jonathan D. Shain

                             Gateway Center Three
                         100 Mulberry Street, 4th Floor
                         Newark, New Jersey 07102-4077

                     (Name and Address of Agent for Service)

Approximate date of public offering: As soon as practicable following effectiveness of the Registration Statement.

Titles of Securities Being Registered: Class A, Class B, Class C and Class Z Common Stock, $.01 par value per share.

Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith in reliance upon Section 24(f).

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

                         SPECIAL MONEY MARKET FUND, INC.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077

                            IMPORTANT PROXY MATERIALS

                                 PLEASE VOTE NOW

                                                               May   , 2004

Dear Shareholder

     I am writing to ask you to vote on an important proposal whereby the assets of Special Money Market Fund, Inc. (Special Money Fund) would be acquired by MoneyMart Assets, Inc. (MoneyMart). A shareholder meeting for Special Money Fund is scheduled for August 17, 2004 (the Meeting). Only shareholders of Special Money Fund will vote on the acquisition of Special Money Fund's assets by MoneyMart.

     This package contains information about the proposal and includes materials you will need to vote. The Board of Directors of Special Money Fund has reviewed the proposal and recommended that it be presented to shareholders of Special Money Fund for their consideration. Although the Directors have determined that the proposal is in the best interests of shareholders, the final decision is up to you.

     If approved, the proposed transaction would give you the opportunity to participate in a fund with similar investment policies that is expected to have lower operating expenses.

     To help you understand the proposal, we are including a "Q and A" section that answers common questions about the proposed transaction. The accompanying proxy statement and prospectus includes a detailed description of the proposal. Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

     To vote, you may use any of the following methods:

     - BY MAIL. Please complete, date and sign your proxy card and mail it in the enclosed postage paid envelope. Votes must be received prior to August 17, 2004.

     - BY INTERNET. Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the instructions found on the web site. Votes must be entered prior to 4 p.m. on August 16, 2004.

     - BY TELEPHONE. Call (800) 690-6903 toll free. Enter your 12-digit control number from your proxy card. Follow the instructions given. Votes must be entered prior to 4 p.m. on August 16, 2004.

     SPECIAL NOTE FOR SYSTEMATIC INVESTMENT PLANS AND THOSE WITH OUTSTANDING CERTIFICATES (E.G., AUTOMATIC INVESTMENT PLAN, SYSTEMATIC EXCHANGE, ETC.). Shareholders on systematic investment plans must contact their financial advisor or call our customer service division, toll-free, at (800) 225-1852 to change their options. Otherwise, starting on the day following the closing of the proposed transaction (which is expected to occur shortly after the shareholder meeting), future purchases shall be made in shares of MoneyMart if the proposed transaction is approved.

     Shareholders with outstanding certificates are also urged to return their certificates via Certified or Registered Mail to the address below:

     Prudential Mutual Fund Services LLC
     Attn: Account Services
     2101 Welsh Road
     Dresher, PA 19025

     If you have any questions before you vote, please call us at 1-866-253-3961. We are glad to help you understand the proposal and assist you in voting. Thank you for your participation.

                                               /s/ Judy A. Rice

                                               Judy A. Rice
                                               PRESIDENT

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

     Please read the enclosed proxy statement and prospectus for a complete description of the proposal. As a quick reference, the following provides a brief overview of the proposal.

Q&A: QUESTIONS AND ANSWER

WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?

     Shareholders of Special Money Market Fund, Inc. (Special Money Fund) are being asked to approve a transaction between Special Money Fund and MoneyMart Assets, Inc. (MoneyMart). When we refer to the "transaction," we mean the transfer of all of the assets of Special Money Fund to, and the assumption of all of its liabilities by, MoneyMart, in exchange for shares of MoneyMart, and the subsequent cancellation of shares of Special Money Fund.

WHAT IS THE REASON FOR THIS TRANSACTION?

     Historically, the majority of assets invested in MoneyMart were "sweep" cash assets maintained in customer brokerage accounts offered by Prudential Securities Incorporated (PSI). In 2003, PSI was effectively acquired by Wachovia Securities LLC (Wachovia), and PSI became a division of Wachovia. Wachovia decided that it would no longer offer MoneyMart as an investment option for sweep cash assets maintained in former PSI customer brokerage accounts, and instead "sweep" assets would be deposited into bank accounts offered through Wachovia.

     Accordingly, since November 10, 2003, all new cash assets that are deposited into Wachovia brokerage accounts have been and will continue to be deposited into the bank accounts. Since November 10, 2003, cash assets maintained in the Wachovia brokerage accounts and invested in MoneyMart have been, and will continue to be, transferred and deposited in the bank accounts in a gradual process over the next several months, as Wachovia brokerage customers redeem MoneyMart shares. It is expected that by September 2004, virtually all of the sweep cash assets will have been redeemed. Because the majority of the assets invested in MoneyMart are sweep assets, the decision by Wachovia to discontinue offering MoneyMart as an investment option is expected to significantly reduce the size of MoneyMart, which would result in a significant increase in the operating expense ratio of MoneyMart, as fixed costs would be spread across fewer assets. As a result of the Wachovia redemptions and the reduction in assets invested in the money market funds that it manages, Prudential Investments LLC (PI), the investment adviser of both Special Money Fund and MoneyMart, has determined that it would no longer be viable to offer all of the money market mutual funds currently part of the JennisonDryden or Strategic Partners mutual fund family. Accordingly, PI recommended to the Board of Directors of both Special Money Fund and MoneyMart that Special Money Fund be reorganized into MoneyMart, the larger of the two funds.

     Because Special Money Fund has not been offered as an investment option for sweep cash assets, Wachovia's decision to discontinue offering MoneyMart as an investment option for sweep cash assets is not expected to materially impact the asset levels, expenses, or operations of Special Money Fund. However, the transaction, if approved, is expected to benefit Special Money Fund shareholders, because the operating expense ratio of MoneyMart following consummation of the transaction is expected to be lower than the current operating expense ratio of Special Money Fund.

DO SPECIAL MONEY FUND AND MONEYMART HAVE SIMILAR INVESTMENT POLICIES?

     Yes. The investment objectives and policies of Special Money Fund and MoneyMart (each, a Fund, and together, the Funds) are similar. Both Special Money Fund and MoneyMart are money market funds. Money market funds hold high-quality short-term debt obligations.

     The investment objectives of Special Money Fund and MoneyMart are substantially similar. The investment objective of Special Money Fund is high current income consistent with the preservation of principal and liquidity. The investment objective of MoneyMart is maximum current income consistent with stability of capital and the maintenance of liquidity. To achieve its objective, Special Money Fund invests principally in commercial paper, asset-backed securities, funding agreements, bank notes, bills, notes, puts and obligations issued by foreign banks, foreign companies or foreign governments. To achieve its objective, MoneyMart invests in short-term money market instruments such as obligations issued by the U.S. government, its agencies and instrumentalities, commercial paper, asset-backed securities, funding agreements, variable rate demand notes, bills, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments, and municipal notes. Both Special Money Fund and MoneyMart invest only in instruments with remaining maturities of thirteen months or less and which are denominated in U.S. dollars; however, both Special Money Fund and MoneyMart may invest in longer-term securities that are accompanied by demand features which will shorten the effective maturity of the securities to thirteen months or less. Both Special Money Fund and MoneyMart seek to maintain a net asset value of $1 per share.

     After the proposed transaction is consummated, it is expected that the combined fund will be managed according to the investment objective and policies of MoneyMart.

WHO ARE THE MANAGERS FOR THESE FUNDS?

     Prudential Investments LLC (PI) currently provides investment advisory services for each Fund. Prudential Investment Management, Inc. (PIM) is the subadviser for each Fund. PIM is an affiliate of PI.

     The Money Markets Team of PIM, headed by Joseph Tully, is responsible for overseeing the day-to-day management of each Fund.

HOW DO THE EXPENSE STRUCTURES OF THE FUNDS COMPARE?

     Special Money Fund has five classes of stock outstanding: Class A shares, Class B shares, Class C shares, Class B/C shares and Class Z shares.
MoneyMart has four classes of stock outstanding: Class A shares, Class B shares, Class C shares, and Class Z shares. The following table compares the expenses incurred by each share class of the Funds. The information presented below is as of December 31, 2003. As noted above and as discussed in the proxy statement and prospectus, MoneyMart's operating expense ratio is expected to significantly increase. Based on historical expenses as of December 31, 2003, MoneyMart's expense ratios, if the transaction is approved and after removal of the Wachovia "sweep" assets (and no other assets), are expected to be .813% for Class A shares, and .688% for Class B, C, and Z shares.

SPECIAL MONEY FUND
ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
AS OF DECEMBER 31, 2003

                                               CLASS A    CLASS B    CLASS C    CLASS B/C    CLASS Z
                                               -------    -------    -------    ---------    -------
Management Fees                                   .50%       .50%       .50%         .50%       .50%
+  Distribution and service (12b-1) fees         .125%      None       None         None       None
+  Other expenses                                 .36%       .36%       .36%         .36%       .36%
=  TOTAL ANNUAL FUND OPERATING EXPENSES          .985%       .86%       .86%         .86%       .86%

MONEYMART
ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
AS OF DECEMBER 31, 2003

                                           CLASS A    CLASS B*   CLASS C*    CLASS Z
                                           -------    --------   --------    -------
Management Fees                              .301%       .301%      .301%      .301%
+  Distribution and service (12b-1) fees     .125%       None       None       None
+  Other expenses                            .189%       .189%      .189%      .189%
=  TOTAL ANNUAL FUND OPERATING EXPENSES      .615%       .490%      .490%      .490%

----------
  * Class B and Class C shares of MoneyMart were first offered on or about February 28, 2004. The annual fund operating expenses for Class B and Class C shares are expected to be identical to the operating expenses of Class Z shares, since all three share classes have identical fees and other expenses.

HOW DOES THE PERFORMANCE OF EACH FUND COMPARE?

     Each Fund has experienced substantially similar performance over the past five years. The table below compares the annual returns of the Class A shares of each Fund over the past five calendar years:

           CALENDAR YEAR                  FUND               AVERAGE ANNUAL RETURNS
           -------------           ------------------        ----------------------
           2003                    Special Money Fund                 .30%
                                   MoneyMart                          .65%
           2002                    Special Money Fund                1.13%
                                   MoneyMart                         1.35%
           2001                    Special Money Fund                 N/A
                                   MoneyMart                         3.85%
           2000                    Special Money Fund                 N/A
                                   MoneyMart                         5.94%
           1999                    Special Money Fund                 N/A
                                   MoneyMart                         4.69%


     For more performance information, please see pages 11 and 12 of the proxy statement and prospectus.

IS THE TRANSACTION A TAXABLE EVENT FOR FEDERAL INCOME TAX PURPOSES?

     We expect that the exchange of shares pursuant to the transaction will not result in taxable gain or loss for U.S. federal income tax purposes. For more information, see the proxy statement and prospectus.

WHAT WILL BE THE ANTICIPATED SIZE OF MONEYMART AFTER THE TRANSACTION?

     If the proposal is approved, based on information available as of December 31, 2003, MoneyMart is anticipated to have approximately $1.06 billion in assets, which includes the anticipated redemption of customer brokerage
"sweep" assets by Wachovia and assumes the retention of all other MoneyMart assets.

HOW WILL YOU DETERMINE THE NUMBER OF SHARES OF MONEYMART THAT I WILL RECEIVE?

     As of the close of business of the New York Stock Exchange on the date the transaction is consummated, shareholders will receive the number of full and fractional Class A, Class B, Class C and Class Z shares of MoneyMart that is equal in value to the net asset value of their Class A, Class B, Class C, Class B/C or Class Z shares of Special Money Fund, as applicable, on that date. Class B/C shareholders who were formerly Class B shareholders of another JennisonDryden or Strategic Partners Mutual Fund before exchanging into Special Money Fund will receive Class B shares of MoneyMart. Class B/C shareholders who were formerly Class C shareholders of another JennisonDryden or Strategic Partners Mutual Fund before exchanging into Special Money Fund will receive Class C shares of MoneyMart. Class B/C shares of Special Money Fund are essentially identical (other than the name) to Class B and Class C shares of MoneyMart. The transaction is anticipated to occur as soon as practicable following shareholder approval.

WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH QUORUM BY THE SCHEDULED SHAREHOLDER
 MEETING DATE?

     If we do not receive sufficient votes to hold the Meeting, we or Georgeson Shareholder Communications Inc., a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Shareholders should review the proxy materials and cast their vote to avoid additional mailings or telephone calls. If there are not sufficient votes to approve the proposal by the time of the Meeting (August 17, 2004), the Meeting may be adjourned to permit further solicitation of proxy votes.

HAS THE BOARD OF DIRECTORS APPROVED THE PROPOSAL?

     Yes. The Board of Directors of Special Money Fund has approved the proposal and recommends that you vote for the proposal.

WHAT HAPPENS IF THE PROPOSAL IS NOT APPROVED?

     If shareholders of Special Money Fund do not approve the proposal, or if the transaction is not completed, they will continue to be shareholders of Special Money Fund and the Board of Directors will consider other possible courses of action, including resubmitting the proposal to shareholders, or liquidating Special Money Fund.

HOW MANY VOTES AM I ENTITLED TO CAST?

     As a shareholder, you are entitled to one vote for each share you own of Special Money Fund on the record date. The record date is May 21, 2004.

HOW DO I VOTE MY SHARES?

     You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Prudential at 1-866-253-3961.

     You may also vote via the Internet. To do so, have your proxy card available and go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card and follow the instructions found on the web site.

     Finally, you can vote by telephone by calling (800) 690-6903 toll-free. Enter your 12-digit control number from your proxy card and follow the instructions given.

HOW DO I SIGN THE PROXY CARD?

     INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

     JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

     ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."

                         SPECIAL MONEY MARKET FUND, INC.
                               100 Mulberry Street
                         Gateway Center Three, 4th Floor
                          Newark, New Jersey 07102-4077

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To our shareholders:

     Notice is hereby given that a Special Meeting of Shareholders (the Meeting) of Special Money Fund, Inc. (Special Money Fund), will be held at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102, on August 17, 2004, at 11:00 a.m. Eastern Time, for the following purposes:

     1. To approve an Agreement and Plan of Reorganization under which Special Money Fund will transfer all of its assets to, and all of its liabilities will be assumed by, MoneyMart Assets, Inc. (MoneyMart). In connection with this proposed transfer, each whole and fractional share of each class of Special Money Fund shall be exchanged for whole and fractional shares of equal net asset value of the same or equivalent class of MoneyMart and outstanding shares of Special Money Fund will be cancelled.

     2. To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

     The Board of Directors of Special Money Fund has fixed the close of business on May 21, 2004 as the record date for the determination of the shareholders of Special Money Fund entitled to notice of, and to vote at, the Meeting and any adjournments of the Meeting.

                                                  /s/ Jonathan D. Shain

                                                  Jonathan D. Shain
                                                  SECRETARY

Dated: May   , 2004

A PROXY CARD IS ENCLOSED ALONG WITH THE PROXY STATEMENT. PLEASE VOTE YOUR SHARES TODAY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED. YOU ALSO MAY VOTE BY TELEPHONE OR VIA THE INTERNET AS DESCRIBED IN THE ENCLOSED MATERIALS. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

                             YOUR VOTE IS IMPORTANT.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO COMPLETE THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK FOR YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                   INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

     The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

     2. JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

     3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

                       REGISTRATION                                VALID SIGNATURE
          ---------------------------------------              ------------------------
          A.  1.  XYZ Corporation                              John Smith, President
              2.  XYZ Corporation                              John Smith, President
                  c/o John Smith, President
          B.  1.  ABC Company Profit Sharing Plan              Jane Doe, Trustee
              2.  Jones Family Trust                           Charles Jones, Trustee
              3.  Sarah Clark, Trustee                         Sarah Clark, Trustee
                  u/t/d 7/1/85
          C.  1.  Thomas Wilson, Custodian                     Thomas Wilson, Custodian
                  f/b/o Jessica Wilson UTMA
                  New Jersey

                             MONEYMART ASSETS, INC.
                                   PROSPECTUS
                                       AND

                         SPECIAL MONEY MARKET FUND, INC.
                                 PROXY STATEMENT

                              GATEWAY CENTER THREE
                         100 MULBERRY STREET, 4TH FLOOR
                          NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1852

                                  MAY   , 2004

     This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of Special Money Market Fund, Inc. (Special Money Fund), in connection with the solicitation of proxies by the Board of Directors of Special Money Fund for use at the Special Meeting of Shareholders of Special Money Fund, and at any adjournments of the meeting (the Meeting). The Meeting will be held on August 17, 2004 at 11:00 a.m. Eastern Time at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102.

     The purpose of the Meeting is for shareholders of Special Money Fund to vote on an Agreement and Plan of Reorganization under which Special Money Fund will transfer all of its assets to, and all of its liabilities will be assumed by, MoneyMart Assets, Inc. (MoneyMart) in exchange for shares of MoneyMart, which will be distributed to shareholders of Special Money Fund, and the subsequent cancellation of shares of Special Money Fund. The Agreement and Plan of Reorganization, a form of which is attached as Attachment A to this Proxy Statement, is referred to as the Plan. If the transaction is approved, each whole and fractional share of each class of Special Money Fund shall be exchanged for whole and fractional shares of equal net asset value of the same or equivalent class of MoneyMart as soon as practicable following the Meeting (the Effective Time) and Special Money Fund will be liquidated and MoneyMart will be the surviving fund.

     Special Money Fund and MoneyMart are both diversified funds registered as an open-end management investment companies and formed as Maryland corporations. The investment objective of Special Money Fund is high current income consistent with the preservation of principal and liquidity. The investment objective of MoneyMart is maximum current income consistent with stability of capital and the maintenance of liquidity.

     IF THE SHAREHOLDERS OF SPECIAL MONEY FUND APPROVE THE TRANSACTION, THE SHAREHOLDERS OF SPECIAL MONEY FUND WILL BECOME SHAREHOLDERS OF MONEYMART.

     This Proxy Statement should be retained for your future reference. It sets forth concisely the information about the transaction and MoneyMart that shareholders of Special Money Fund should know before voting on the proposed
transaction. A Statement of Additional Information dated May   , 2004, which
relates to this Proxy Statement, has been filed with the Securities and Exchange Commission (SEC or the Commission) and is incorporated into this Proxy Statement by reference and is available upon request and without charge.

     This Proxy Statement is accompanied by the Prospectus, dated February 27, 2004, which offers shares of MoneyMart. The Statement of Additional Information for MoneyMart, dated February 27, 2004, is available upon request. Enclosed with this Proxy Statement is the Annual Report of MoneyMart, dated December 31, 2003, which is incorporated into this Proxy Statement by reference. The Prospectus and Statement of Additional Information for MoneyMart have been filed with the Commission and are incorporated into this Proxy Statement by reference. A Prospectus and Statement of Additional Information for Special Money Fund, both dated September 5, 2003, as supplemented to date, and the Annual Report of Special Money Fund dated June 30, 2003 and the Semi-Annual Report of Special Money Fund dated December 31, 2003, have been filed with the Commission and are incorporated into this Proxy Statement by reference. Copies of the documents referred to above may be obtained without charge by contacting Prudential Mutual Fund Services LLC at Post Office Box 8098, Philadelphia, PA 19101, or by calling (800) 225-1852.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED MONEYMART'S SHARES, NOR HAS THE COMMISSION DETERMINED THAT THIS PROXY STATEMENT AND PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                               VOTING INFORMATION

     This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Directors of Special Money Fund to be used at the Meeting of the shareholders of Special Money Fund, to be held on August 17, 2004, at 11:00 a.m. Eastern Time at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102.

     The purpose of the Meeting is described in the accompanying Notice of Special Meeting of Shareholders (Notice). The solicitation is made primarily by the mailing of the Notice, this Proxy Statement and the accompanying proxy
card on or about May    , 2004. Supplementary solicitations may be made by
mail, telephone, facsimile, electronic means or by personal interview by representatives of Special Money Fund. In addition, Georgeson Shareholder Communications Inc., a proxy solicitation firm, may be retained to solicit shareholders on behalf of Special Money Fund. The costs of retaining Georgeson Shareholder Communications Inc. and the expenses in connection with preparing this Proxy Statement and its enclosures will be borne by Special Money Fund. The anticipated cost of the solicitation, including the expenses incurred in connection with preparing this Proxy Statement and its
enclosures, is approximately [$      ].

     Even if you sign and return the enclosed proxy card, you may revoke your proxy at any time prior to its use by written notification received by Special Money Fund, by submitting a later-dated proxy card, or by attending the Meeting and voting in person.

     All proxy cards solicited by the Board of Directors that are properly completed and received by Special Money Fund prior to the Meeting, and that are not revoked, will be voted at the Meeting. Shares represented by proxies will be voted in accordance with the instructions you provide. If no instruction is made on a properly completed proxy card, it will be voted for the proposal.

     If a proxy that is properly signed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares on this matter for which the broker or nominee does not have discretionary power), the shares represented thereby will be considered present for purposes of determining the existence of a quorum for the transaction of business but, because the proposal requires approval by a majority of the outstanding voting securities (as defined by the Investment Company Act of 1940, as amended (the 1940 Act)) of Special Money Fund, will have the effect of a vote AGAINST the proposal.

     Special Money Fund also may arrange to have votes recorded by telephone. If Special Money Fund takes votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

     Shareholders may also cast their vote via the Internet. The Internet voting procedures have been designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that shareholders' instructions have been recorded properly. We have been advised that the Internet voting procedures are consistent with the requirements of applicable law. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from an Internet access provider and telephone companies, that must be borne by the shareholder. To vote via the Internet, shareholders should have their proxy card available and go to the web site: www.proxyvote.com and enter the 12-digit control number appearing on the proxy card. Shareholders should then follow the instructions found on the web site. Proxies given by Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

     If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. The presence in person or by proxy of 33 1/3% or more of the shares entitled to vote on matters for Special Money Fund constitutes a quorum for Special Money Fund. The Meeting may be adjourned by the chairman of the Meeting to a date not more than 120 days after the original record date. If voting on a proposed adjournment, the persons named as proxy agents will vote for the proposed adjournment all shares that they are entitled to vote with respect to the proposal, unless directed to vote against the proposal, in which case such shares will be voted against the proposed adjournment. Shares represented by abstentions or broker "non-votes" will not be voted for or against an adjournment. Abstentions and broker "non-votes" will have the effect of a vote against adjournment. A shareholder vote may be taken on the proposal described in this Proxy Statement or on any other business properly presented at the Meeting prior to adjournment if sufficient votes have been received.

     Shareholders of record at the close of business on May 21, 2004 (the Record Date) of Special Money Fund will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share of Special Money Fund held on that date (fractional shares will be entitled to a proportionate fractional vote). On the Record Date, there were
shares issued and outstanding, including           Class A shares,
Class B shares,           Class C shares,             Class B/C shares, and
         Class Z shares of Special Money Fund.

     The following shareholders held 5% or more of any class of shares of Special Money Fund on May 21, 2004:


                   NAME                         ADDRESS                CLASS                 SHARES/%
                   ----                         -------                -----                 --------
     Mr. Robert Johnson                      98 Glenwood Dr                                        /    %
      Mrs. Bonnie Johnson Co-TTEES           Greenwich CT 06830
      Johnson Family Trust
      UA DTD 12/29/92

     James E Marsh &                         842 Bradford Ave                                      /    %
      Amy L Marsh JT Ten                     Westfield NJ 07090

     Wachovia Securities                     1607 SW 14th Ave                                       /   %
      Mr Gerald J Murphy                     Pmbk Pines FL 33027
      IRA Rollover DTD 02/12/01

     Wachovia Securities                     7210 Jubilee Ct                                        /   %
      Mr. Michael W Roberts                  Knoxville TN 37918
      IRA Rollover DTD 03/23/01

     Wachovia Securities                     8120 N 10th Pl                                         /   %
      Mrs. Nancy O Tickle                    Phoenix AZ
      IRA DTD 02/12/01

     Summership & Co                         100 Franklin St FI 9                                  /    %
      Custom Choice Capital                  Boston MA 02110
      Preservation - W14Q


     The following shareholders held 5% or more of any class of shares of MoneyMart on May 21, 2004:


                   NAME                         ADDRESS                    CLASS          SHARES/%
                   ----                         -------                    -----          --------
     Pru Defined Contribution Svcs              FBO Pru-Non-Trust Accounts                           /    %
                                                Attn: PMFS Coordinator
                                                30 Scranton Office Park
                                                Moosic PA 18507

     Prudential Trust Company                   FBO Pru-DC Trust Accounts                            /    %
                                                Attn: PMFS Coordinator
                                                30 Scranton Office Park
                                                Moosic PA 18507

     As of May 21, 2004, the Directors and officers of Special Money Fund and MoneyMart owned, in the aggregate, less than 1% of each class of each Fund's total outstanding shares.

VOTE REQUIRED

     APPROVAL OF THE TRANSACTION REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF SPECIAL MONEY FUND.

                           APPROVAL OF THE TRANSACTION
                                    SYNOPSIS

     The following is a summary of information contained elsewhere in this Proxy Statement, the Plan (the form of which is attached as Attachment A), and in the Prospectuses and Statements of Additional Information, as supplemented to date, of Special Money Fund and MoneyMart which are incorporated into this Proxy Statement by this reference, and is qualified in its entirety by reference to these documents. Shareholders should read this Proxy Statement and the Prospectuses and Statements of Additional Information, as supplemented to date, of both Funds for more complete information.

     Under the Plan, Special Money Fund will transfer all of its assets to, and all of its liabilities will be assumed by, MoneyMart, a mutual fund also managed by Prudential Investments LLC (PI), in exchange for shares of MoneyMart. The outstanding shares of Special Money Fund will be cancelled and current shareholders of Special Money Fund will become shareholders of MoneyMart.

INVESTMENT OBJECTIVES AND POLICIES

     Both Special Money Fund and MoneyMart are money market funds and seek to maintain a net asset value of $1 per share. Money market funds hold high-quality short-term debt obligations.

     The investment objectives of Special Money Fund and MoneyMart are substantially similar. The investment objective of Special Money Fund is high current income consistent with the preservation of principal and liquidity. The investment objective of MoneyMart is maximum current income consistent with stability of capital and the maintenance of liquidity.

     To achieve its objective, Special Money Fund invests principally in commercial paper, asset-backed securities, funding agreements, bank notes, bills, notes, puts and obligations issued by foreign banks, foreign companies or foreign governments. To achieve its objective, MoneyMart invests in short-term money market instruments such as obligations issued by the U.S. government, its agencies and instrumentalities, commercial paper, asset-backed securities, funding agreements, variable rate demand notes, bills, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments, and municipal notes. Both Special Money Fund and MoneyMart invest only in instruments with remaining maturities of thirteen months or less and which are denominated in U.S. dollars; however, both Special Money Fund and MoneyMart may invest in longer-term securities that are accompanied by demand features which will shorten the effective maturity of the securities to thirteen months or less. Each Fund is managed to comply with the diversification, quality and other requirements of Rule 2a-7 under the 1940 Act.

     After the transaction is completed it is expected that the combined fund will be managed according to the investment objective and policies of MoneyMart.

     The benchmark index for both Special Money Fund and MoneyMart is the iMoneyNet, Inc. Taxable Prime Retail Average, which is an average based upon the average yield of all money market mutual funds in the iMoneyNet, Inc. Taxable Prime Retail Average.

     Special Money Fund and MoneyMart are each managed by PI. The address of PI is Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102-4077. PI and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2003, PI served as manager to all of the JennisonDryden and Strategic Partners Mutual Funds, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion.

     Special Money Fund and MoneyMart typically distribute all or substantially all of their ordinary income and net realized capital gains annually.

INVESTMENT ADVISORY SERVICES

     Under management agreements with Special Money Fund and MoneyMart, PI currently provides investment advisory services for Special Money Fund and MoneyMart. Each Fund has the same subadviser, Prudential Investment Management, Inc. (PIM). The PIM Fixed Income Group, headed by Joseph Tully, manages the portfolios of Special Money Fund and MoneyMart. For more information about the subadvisers or portfolio managers, see the Prospectuses of the relevant Fund. The other service providers to the Funds are not expected to change as a result of the proposed transaction.

EXPENSE STRUCTURES

     Special Money Fund and MoneyMart each pay a monthly management fee to PI for managing each Fund. PI, in turn, pays out of its management fees a fee to PIM for providing advisory services to each Fund.

     Special Money Fund pays PI a management fee at an annual rate of 0.50 of 1% of average daily net assets. MoneyMart pays PI a management fee at an annual rate of 0.50% of 1% of average daily net assets up to $50 million, and
0.30 of 1% of average daily net assets over $50 million. For the fiscal year ended June 30, 2003, Special Money Fund paid PI a management fee of .50 of 1% of average daily net assets. For the fiscal year ended December 31, 2003, MoneyMart paid PI a management fee of 0.301 of 1% of average daily net assets. The management fee paid by MoneyMart is not expected to change if the transaction is approved by shareholders.

     The management fee paid by each Fund covers PI's oversight of each Fund's investment portfolios. PI also administers each Fund's corporate affairs and, in connection therewith, furnishes both Funds with their office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by the Funds' custodian or transfer and dividend disbursing agent. Officers and employees of PI serve as officers and Directors of each Fund without compensation.

PURCHASES, REDEMPTIONS, EXCHANGES AND DISTRIBUTIONS

     Each Fund currently has the same policies with respect to purchasing shares, redeeming or exchanging shares, and distributions. For more information regarding the Funds' policies, see "Purchases, Redemptions, Exchanges and Distributions" below.

TAX CONSIDERATIONS

     For federal income tax purposes, in the opinion of counsel, no gain or loss will be recognized by the shareholders of Special Money Fund as a result of the transaction. For a more detailed discussion of the federal income tax consequences, see "U.S. Federal Income Tax Considerations" below.

APPRAISAL RIGHTS

     Shareholders of Special Money Fund do not have appraisal rights under Maryland law in connection with the transaction.

     Shareholders of Special Money Fund may, however, redeem their shares at net asset value prior to the date of the proposed transaction.

POTENTIAL BENEFITS FROM TRANSACTION

     Overall, the proposed transaction would provide shareholders of Special Money Fund with the following potential benefits:

     - investment in a fund with an investment objective and policies similar to the investment objectives and policies of Special Money Fund; and

     - an expected reduction in the operating expense ratio currently applicable to shareholders of Special Money Fund.

     THE BOARD OF DIRECTORS OF SPECIAL MONEY FUND BELIEVES THAT THE TRANSACTION WILL BENEFIT SHAREHOLDERS, AND RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE TRANSACTION.

                            THE PROPOSED TRANSACTION

     Shareholders of Special Money Fund will be asked at the Meeting to vote upon and approve the Plan under which Special Money Fund will transfer all of its assets to, and all of its liabilities will be assumed by, MoneyMart, whereupon MoneyMart will be the surviving mutual fund. Each whole and fractional share of each class of Special Money Fund will be exchanged for whole and fractional shares of equal net asset value of the same or equivalent class of MoneyMart, and outstanding shares of Special Money Fund will be cancelled, on or about the Effective Time. Shareholders of Special Money Fund will receive shares of MoneyMart and will become shareholders of MoneyMart. Approval of the transaction will be determined by approval of the shareholders of Special Money Fund. No vote by shareholders of MoneyMart is required.

     The Plan provides that it is a condition to complete the transaction that MoneyMart will have received an opinion of counsel to the effect that the transaction will not result in any taxable gain or loss for U.S. federal income tax purposes to Special Money Fund or MoneyMart or to the shareholders of either of the Funds.

FUND OPERATING EXPENSES

     Each Fund pays a management fee to PI for managing its investments and business affairs that is calculated and paid to PI every month.

     Special Money Fund pays PI a management fee at an annual rate of 0.50 of 1% of average daily net assets. MoneyMart pays PI a management fee at an annual rate of 0.50% of 1% of average daily net assets up to $50 million, and 0.30 of 1% of average daily net assets over $50 million. For the fiscal year ended June 30, 2003, Special Money Fund paid PI a management fee of .50 of 1% of average daily net assets. For the fiscal year ended December 31, 2003, MoneyMart paid PI a management fee of 0.301 of 1% of average daily net assets. The management fee paid by MoneyMart is not expected to change if the transaction is approved by shareholders.

     In addition to the management fee, each Fund incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. For the fiscal year ended June 30, 2003, Special Money Fund's annualized total operating expense ratio for Class A shares was 0.985%, and for Class B, Class C, Class B/C and Class Z shares was 0.78%. For the fiscal year ended December 31, 2003, MoneyMart's annualized total operating expense ratio for Class A shares was 0.615%, and for Class Z shares was 0.490%. Class B and Class C shares of MoneyMart were not offered as of December 31, 2003, but the annualized total operating expense ratio for each is expected to be .49%.


     If shareholders of Special Money Fund approve the transaction, MoneyMart's expense structure will apply. As further discussed below, due to the anticipated redemption of all "sweep" assets from MoneyMart by Wachovia Securities LLC (Wachovia), it is expected that the annualized total operating expense ratios for each share class of MoneyMart will significantly increase from the December 31, 2003 levels. HOWEVER, BECAUSE THE OPERATING EXPENSE RATIOS OF SPECIAL MONEY FUND HAVE HISTORICALLY BEEN CONSIDERABLY HIGHER THAN THE OPERATING EXPENSE RATIOS OF MONEYMART, SHAREHOLDERS OF SPECIAL MONEY FUND ARE STILL EXPECTED TO BENEFIT FROM A REDUCTION IN EXPENSE RATIOS IF THE TRANSACTION IS APPROVED, BECAUSE MONEYMART'S EXPENSE RATIOS, EVEN AFTER ACCOUNTING FOR THE IMPACT OF THE WACHOVIA REDEMPTIONS, ARE STILL ANTICIPATED TO BE LOWER THAN THE CURRENT EXPENSE RATIOS OF SPECIAL MONEY FUND.

SHAREHOLDER FEES

     The following table shows the shareholder fees that are imposed on new purchases or redemptions of shares of MoneyMart, and are the same as the shareholder fees imposed on new purchases of Special Money Fund.

   SHAREHOLDER FEES(1) (paid directly from your investment)

                                                         CLASS A    CLASS B    CLASS C   CLASS B/C     CLASS Z
   Maximum sales charge (load) imposed on
    purchases (as a percentage of offering price)           None       None       None        None         None
   Maximum deferred sales charge (load) (as a
    percentage of the lower of original purchase price
    or sale proceeds)                                       None       None       None        None         None
   Maximum sales charge (load) imposed on
    reinvested dividends and other distributions            None       None       None        None         None
   Redemption Fee                                           None       None       None        None         None
   Exchange Fee                                             None       None       None        None         None

(1) YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES OF SHARES OR AN ADMINISTRATION FEE ON FUND BALANCES, INCLUDING INCOME FROM FUND DISTRIBUTIONS.

OPERATING EXPENSE TABLES

     The following tables show the operating fees and expenses of Class A, Class B, Class C and Class Z shares of Special Money Fund and MoneyMart and Class B/C shares of Special Money Fund, and pro forma fees for the combined fund after giving effect to the transaction (the "Combined MoneyMart"), based on information as of December 31, 2003.

     THE PRO FORMA FEES AND EXPENSES SHOWN IN THE FOLLOWING TABLES ASSUME THAT SHAREHOLDERS OF SPECIAL MONEY FUND APPROVE THE TRANSACTION. THE PRO FORMA FEES AND EXPENSES SHOWN IN THE FOLLOWING TABLES REFLECT THE IMPACT OF THE ANTICIPATED REDEMPTION OF "SWEEP" ASSETS FROM MONEYMART BY WACHOVIA. SEE "ANTICIPATED IMPACT OF THE WACHOVIA REDEMPTIONS" BELOW FOR ADDITIONAL INFORMATION.

     Fund operating expenses are paid out of each Fund's assets. Expenses are factored into each Fund's share price or dividends and are not charged directly to shareholder accounts. The following figures are based on historical expenses of Special Money Fund and MoneyMart as of December 31, 2003.

CLASS A SHARES

                                                                                                             PRO FORMA
                                                                                                              COMBINED
                                                                   SPECIAL MONEY FUND      MONEYMART          MONEYMART
                                                                     CLASS A SHARES      CLASS A SHARES    CLASS A SHARES+
                                                                   ------------------   ----------------   ----------------
Management Fees                                                            .50%              .301%              .307%
+  Distribution and service (12b-1) fees                                  .125               .125               .125
+  Other expenses                                                          .36               .189               .381
=  TOTAL ANNUAL FUND OPERATING EXPENSES                                   .985%              .615%              .813%

CLASS B SHARES

                                                                                                              PRO FORMA
                                                                                                               COMBINED
                                             SPECIAL MONEY FUND    SPECIAL MONEY FUND      MONEYMART           MONEYMART
                                               CLASS B SHARES      CLASS B/C SHARES*    CLASS B SHARES**   CLASS B SHARES**+
                                             ------------------    ------------------   ----------------   -----------------
Management Fees                                     .50%                  .50                .301               .307%
+  Distribution and service (12b-1) fees             --                    --                  --                 --
+  Other expenses                                   .36                   .36                .189               .381
=  TOTAL ANNUAL FUND OPERATING EXPENSES             .86%                  .86                .490               .688%

CLASS C SHARES

                                                                                                              PRO FORMA
                                                                                                               COMBINED
                                             SPECIAL MONEY FUND    SPECIAL MONEY FUND      MONEYMART           MONEYMART
                                               CLASS C SHARES      CLASS B/C SHARES*    CLASS C SHARES**   CLASS C SHARES**+
                                             ------------------    ------------------   ----------------   -----------------
Management Fees                                     .50%                  .50                .301               .307%
+  Distribution and service (12b-1) fees             --                    --                  --                 --
+  Other expenses                                   .36                   .36                .189               .381
=  TOTAL ANNUAL FUND OPERATING EXPENSES             .86%                  .86                .490               .688%

CLASS Z SHARES

                                                                                                              PRO FORMA
                                                                                                              COMBINED
                                                                   SPECIAL MONEY FUND      MONEYMART          MONEYMART
                                                                     CLASS Z SHARES      CLASS Z SHARES    CLASS Z SHARES+
                                                                   ------------------   ----------------   ----------------
Management Fees                                                           .50%               .301%              .307%
+  Distribution and service (12b-1) fees                                   --                  --                 --
+  Other expenses                                                         .35                .189               .381
=  TOTAL ANNUAL FUND OPERATING EXPENSES                                   .85%               .490%              .688%

* CLASS B/C SHAREHOLDERS WHO WERE FORMERLY CLASS B SHAREHOLDERS OF ANOTHER JENNISONDRYDEN MUTUAL FUND OR STRATEGIC PARTNERS FUND BEFORE EXCHANGING INTO SPECIAL MONEY FUND WILL RECEIVE CLASS B SHARES OF MONEYMART. CLASS B/C SHAREHOLDERS WHO WERE FORMERLY CLASS C SHAREHOLDERS OF ANOTHER JENNISONDRYDEN MUTUAL FUND OR STRATEGIC PARTNERS FUND BEFORE EXCHANGING INTO SPECIAL MONEY FUND WILL RECEIVE CLASS C SHARES OF MONEYMART.

** CLASS B AND CLASS C SHARES OF MONEYMART WERE NOT OFFERED AS OF DECEMBER 31,
   2003. ACCORDINGLY, EXPENSES FOR THESE CLASSES ARE ESTIMATED FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003.

* The following assumptions have been made in determining the pro forma combined amounts:

1. In estimating the average net assets to be used to calculate the pro forma expense ratios and expense table amounts, (i) the respective Fund's existing average net assets as of December 31, 2003 were reduced to reflect the anticipated reduction in assets resulting from the redemptions of sweep assets in MoneyMart by Wachovia Securities (i.e., 80% reduction in assets of MoneyMart) and (ii) non-sweep assets in MoneyMart remained at the December 31, 2003 level.

2. In estimating the reduction in expenses pursuant to the reduction in assets, the following assumptions have been made:

    (a) Transfer agency expenses and shareholder reporting expenses have been adjusted to reflect the anticipated reduction in the number of accounts correlating to the reduction in assets.

    (b) Custody fees have been adjusted to reflect the custody fees incurred by comparably sized mutual funds.

    (c) No significant reductions in audit, legal and other expenses are estimated as a result of the anticipated reduction in asset size of the Funds.

EXAMPLES OF THE EFFECT OF FUND EXPENSES

     The following table illustrates the expenses on a hypothetical $10,000 investment in each Fund under the current and pro forma (combined fund) expenses as of December 31, 2003 calculated at the rates stated above for the first year, and thereafter using gross expenses with no fee waivers or expense reimbursements, assuming a 5% annual return, and assuming that you sell your shares at the end of each period. THE COMBINED MONEYMART EXAMPLES BELOW REFLECT THE IMPACT OF THE ANTICIPATED REDEMPTION OF SWEEP ASSETS BY WACHOVIA BASED ON THE ASSUMPTIONS NOTED UNDER THE HEADING "OPERATING EXPENSES TABLES." See "Anticipated Impact of the Wachovia Redemptions" below for additional information.

CLASS A SHARES*

                                                      THREE        FIVE          TEN
                                        ONE YEAR      YEARS        YEARS        YEARS
                                       ----------   ----------   ----------   ----------
Special Money Fund                     $      101   $      315   $      547   $    1,213
MoneyMart                              $       63   $      199   $      346   $      774
Combined MoneyMart                     $       83   $      260   $      451   $    1,005

CLASS B SHARES*

                                                      THREE        FIVE          TEN
                                        ONE YEAR      YEARS        YEARS        YEARS
                                       ----------   ----------   ----------   ----------
Special Money Fund (Class B)           $      588  $      574   $      577   $    1,061
Special Money Fund (Class B/C)**              588         574          577        1,061
MoneyMart                                      --          --           --           --
Combined MoneyMart                     $      570   $     520   $      483   $      909

CLASS C SHARES*

                                                      THREE        FIVE          TEN
                                        ONE YEAR      YEARS        YEARS        YEARS
                                       ----------   ----------   ----------   ----------
Special Money Fund (Class C)           $      188   $      274   $      477   $    1,061
Special Money Fund (Class B/C)**              188          274          477        1,061
MoneyMart                                      --           --           --           --
Combined MoneyMart                     $      170   $      218   $      379   $      849

CLASS Z SHARES

                                                      THREE        FIVE          TEN
                                        ONE YEAR      YEARS        YEARS        YEARS
                                       ----------   ----------   ----------   ----------
Special Money Fund                     $       87   $      271   $      471   $    1,049
MoneyMart                              $       50   $      157   $      274   $      616
Combined MoneyMart                     $       70   $      220   $      383   $      856

     These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under "Total annual Fund operating expenses" remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of either Fund.

* Shareholders who exchange Class A (in some cases), Class B or Class C shares of another fund into shares of either Fund are generally subject to a Contingent Deferred Sales Charge (CDSC) imposed by the original fund upon their redemption of Fund shares depending on the date of purchase of shares of the original fund. These examples take into account the CDSC generally applicable to Class B shares of an original fund. These examples assume the applicable CDSC although if you have held shares of the original fund for more than one year, the CDSC will be lower. Investors should refer to the prospectus of the original fund for further details about the applicable CDSC. For further information, see "How to Buy, Sell and Exchange Shares of the Fund - How to Sell Your Shares."

** Class B/C shareholders who were formerly Class B shareholders of another
   JennisonDryden Mutual Fund or Strategic Partners Fund before exchanging into Special Money Fund will receive Class B shares of MoneyMart. Class B/C shareholders who were formerly Class C shareholders of another JennisonDryden Mutual Fund or Strategic Partners Fund before exchanging into Special Money Fund will receive Class C shares of MoneyMart.

PRO FORMA CAPITALIZATION

     The following table shows the capitalization of Special Money Fund and MoneyMart as of December 31, 2003. The table below also shows the pro forma Combined MoneyMart capitalization WHICH REFLECTS THE IMPACT OF THE ANTICIPATED REDEMPTION OF SWEEP ASSETS BY WACHOVIA.



                                                                                 *
                                                                             PRO FORMA
                                                                             COMBINED
                                      SPECIAL MONEY FUND     MONEYMART       MONEYMART
                                      ------------------   -------------   -------------
Net Assets (000s)
   Class A                            $            2,805   $   1,017,881   $   1,020,686
   Class B*                           $            4,656              --           4,656
   Class B/C**                                   151,878              --         151,878
   Class C*                                        1,083              --           1,083
   Class Z                                         2,943          37,544          40,487
Net Asset Value Per Share
   Class A                            $             1.00   $        1.00   $        1.00
   Class B*                           $             1.00              --   $        1.00
   Class B/C**                        $             1.00              --   $          --
   Class C*                           $             1.00              --   $        1.00
   Class Z                            $             1.00   $        1.00   $        1.00
Shares Outstanding (000s)
   Class A                                         2,805       1,017,881       1,020,686
   Class B*                                        4,656              --           4,656
   Class B/C**                                   151,878              --         151,878
   Class C*                                        1,083              --           1,083
   Class Z                                         2,943          37,544          40,487

   * Class B and Class C shares of MoneyMart were not offered as of December 31, 2003.

  ** Class B/C shareholders who were formerly Class B shareholders of another
     JennisonDryden or Strategic Partners Mutual Fund before exchanging into Special Money Fund will receive Class B shares of MoneyMart. Class B/C shareholders who were formerly Class C shareholders of another JennisonDryden or Strategic Partners Mutual Fund before exchanging into Special Money Fund will receive Class C shares of MoneyMart.

ANTICIPATED IMPACT OF THE WACHOVIA REDEMPTIONS

     Historically, a significant portion of the assets invested in MoneyMart have been "sweep" cash assets maintained in customer brokerage accounts offered by Prudential Securities Incorporated (PSI). "Sweep" assets represent cash balances held in customer brokerage accounts that are "swept" out of each customer's brokerage account, typically daily, and invested in a designated investment option. In 2003, PSI was effectively acquired by Wachovia, and PSI became a division of Wachovia. Wachovia determined that it would no longer offer MoneyMart as an investment option for "sweep" cash assets maintained in the former PSI customer brokerage accounts, and instead "sweep" assets would be deposited into the bank accounts offered through Wachovia. Accordingly, effective as of November 10, 2003, no new "sweep" cash assets are being invested in MoneyMart. Existing cash assets maintained in the Wachovia (former-PSI) brokerage accounts that are invested in MoneyMart will continue to be depleted over the next few months, as Wachovia brokerage customers redeem MoneyMart shares. It is expected that by September 2004, virtually all of the "sweep" cash assets will have been redeemed.

     Because a significant portion of the assets invested in MoneyMart are these "sweep" cash assets (approximately 80% as of December 31, 2003), the decision by Wachovia to discontinue offering MoneyMart as an investment option is expected to significantly reduce the size of MoneyMart, which is expected to result in a significant increase in the expense ratios of MoneyMart set forth above, because fixed costs would be spread across fewer assets.

     As a result of the Wachovia redemptions and the reduction in assets invested in the money market funds that it manages, PI, the investment adviser of both Special Money Fund and MoneyMart, has determined that it would no longer be viable to offer all of the money market mutual funds currently part of the JennisonDryden Mutual Funds or Strategic Partners Funds fund family. Accordingly, PI recommended to the Board of Directors of both Special Money Fund and MoneyMart that Special Money Fund be reorganized into MoneyMart, the larger of the two funds.


     Because Special Money Fund has not been offered as an investment option for sweep cash assets, Wachovia's decision to discontinue offering MoneyMart as an investment option for sweep cash assets is not expected to materially impact the asset levels, expenses, or operations of Special Money Fund. However, the transaction, if approved, is expected to benefit Special Money Fund shareholders, because the operating expense ratio of MoneyMart following consummation of the transaction is expected to be lower than the current operating expense ratio of Special Money Fund. SINCE THE OPERATING EXPENSES OF SPECIAL MONEY FUND HAVE HISTORICALLY BEEN CONSIDERABLY HIGHER THAN THE OPERATING EXPENSE RATIOS OF MONEYMART, SHAREHOLDERS OF SPECIAL MONEY FUND ARE EXPECTED TO BENEFIT FROM A REDUCTION IN EXPENSE RATIOS IF THE TRANSACTION IS APPROVED, BECAUSE MONEYMART'S EXPENSE RATIOS, EVEN AFTER ACCOUNTING FOR THE IMPACT OF THE WACHOVIA REDEMPTIONS, ARE STILL ANTICIPATED TO BE LOWER THAN THE CURRENT EXPENSE RATIOS OF SPECIAL MONEY FUND.


PERFORMANCE COMPARISONS OF THE FUNDS

     The following tables compare each Fund's annual returns and average annual total returns and yield for the periods set forth below. Average annual total returns and yield are based on past results and are not an indication of future performance.


SPECIAL MONEY FUND

[CHART]

ANNUAL RETURNS(1) (CLASS A SHARES) (as of 12/31/03)

2002       1.13%
2003       0.30%


BEST QUARTER: 1.06% (2nd quarter of 2001) WORST QUARTER: 0.04% (3rd quarter of
2003)

(1) THE FUND'S RETURNS ARE AFTER DEDUCTION OF EXPENSES. CLASS A SHARES WERE FIRST OFFERED EFFECTIVE JANUARY 26, 2001.

   AVERAGE ANNUAL RETURNS(1) (as of 12/31/03)

                                     1 YR        5 YR       10 YR      SINCE INCEPTION
   Class A Shares                    0.30%        N/A         N/A    1.60% (since 1-26-01)
   Class B Shares                     N/A         N/A         N/A     N/A  (since 9-9-02)
   Class C Shares                     N/A         N/A         N/A     N/A  (since 9-9-02)
   Class B/C Shares                  0.43%       3.23%       4.06%   4.33% (since 1-22-90)
   Class Z Shares                    0.43%        N/A         N/A    0.96% (since 1-26-01)
   Lipper Average(2)                 0.44%       3.01%       3.94%    N/A

   7-DAY YIELD(1) (AS OF 12/31/03)

   Class A Shares                     .19         N/A         N/A     N/A
   Class B Shares                     .32         N/A         N/A     N/A
   Class C Shares                     .32         N/A         N/A     N/A
   Class B/C Shares                   .32         N/A         N/A     N/A
   Class Z Shares                     .32         N/A         N/A     N/A
   iMoneyNet Taxable
      Prime Retail Average(3)         .39         N/A         N/A     N/A


(1)  THE FUND'S RETURNS ARE YIELD ARE AFTER DEDUCTION OF EXPENSES.

(2) THE LIPPER AVERAGE IS BASED UPON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE U.S. TAXABLE MONEY MARKET FUNDS CATEGORY. LIPPER RETURNS SINCE INCEPTION ARE 1.52% FOR CLASS A, .55% FOR CLASS B, .55% FOR
     CLASS C, 4.19% FOR CLASS B/C, AND 1.14% FOR CLASS Z. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND TAXES.
     SOURCE: LIPPER, INC.

(3)  iMONEYNET, INC. REPORTS A SEVEN-DAY CURRENT YIELD, NET ASSET VALUE
     (NAV) AND WEIGHTED AVERAGE MATURITY (WAM) ON TUESDAYS. THIS IS THE
     DATA OF ALL FUNDS IN THE iMONEYNET TAXABLE PRIME RETAIL AVERAGE (FORMERLY CALLED THE iMONEYNET GENERAL PURPOSE AVERAGE) CATEGORY AS OF DECEMBER
     31, 2003. THE YIELD WOULD BE LOWER IF IT INCLUDED THE EFFECT OF SALES CHARGES AND TAXES.

MONEYMART

[CHART]

ANNUAL RETURNS(1) (CLASS A SHARES) (as of 12/31/03)

1994       3.72%
1995       5.51%
1996       4.97%
1997       5.09%
1998       5.06%
1999       4.69%
2000       5.94%
2001       3.85%
2002       1.35%
2003       0.65%


BEST QUARTER: 1.59% (4th quarter of 2000) WORST QUARTER: 0.14% (3rd quarter of
2003)

   AVERAGE ANNUAL RETURNS(1) (as of 12/31/03)

                                                         1 YR      5 YR      10 YR       SINCE INCEPTION
   Class A Shares                                        0.65%     3.28%      4.08%    6.70% (since 6-1-76)
   Class Z Shares                                        0.77%     3.41%       N/A     4.03% (since 3-1-96)
   Lipper Average(2)                                     0.44%     3.01%      3.94%     N/A
   7-Day Yield1 (as of 12/31/03)
   Class A Shares                                        0.49%      N/A        N/A      N/A
   Class Z Shares                                        0.62%      N/A        N/A      N/A
   iMoneyNet, Inc. Taxable Prime Retail Average(3)       0.38%      N/A        N/A      N/A

(1) THE FUND'S RETURNS AND YIELD ARE AFTER DEDUCTION OF EXPENSES.

(2) THE LIPPER AVERAGE IS BASED UPON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE U.S. TAXABLE MONEY MARKET FUNDS CATEGORY. LIPPER RETURNS SINCE INCEPTION ARE 6.61% FOR CLASS A AND 4.16% FOR CLASS Z SHARES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND TAXES. SOURCE: LIPPER INC.

(3) iMONEYNET, INC. REPORTS A SEVEN-DAY CURRENT YIELD, NET ASSET VALUE (NAV), AND WEIGHTED AVERAGE MATURITY (WAM) ON TUESDAYS. THIS IS THE DATA OF ALL FUNDS IN THE iMONEYNET, INC. TAXABLE PRIME RETAIL AVERAGE (FORMERLY CALLED THE iMONEYNET GENERAL PURPOSE AVERAGE) CATEGORY AS OF DECEMBER 31, 2003. THE YIELD WOULD BE LOWER IF IT INCLUDED THE EFFECT OF SALES CHARGES AND TAXES.

     Class B shares and Class C shares are new, and therefore, no performance information is available for these share classes.

                       INVESTMENT OBJECTIVES AND POLICIES

     If the transaction is approved, the shareholders of Special Money Fund will become shareholders of MoneyMart. The following information compares the investment objectives and policies of the Funds.

INVESTMENT OBJECTIVES

     The investment objective of Special Money Fund is high current income consistent with the preservation of principal and liquidity. The investment objective of MoneyMart is maximum current income consistent with stability of capital and the maintenance of liquidity.

     The investment objective of each Fund is a fundamental policy. This means that the objective cannot be changed without the approval of shareholders of the relevant Fund. There can be no assurance that either Fund will achieve its objective. With the exception of fundamental policies, investment policies (other than specified investment restrictions) of the Funds can be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

     Both Special Money Fund and MoneyMart are money market funds with substantially similar investment objectives, and they seek to achieve their investment objectives through substantially similar investment strategies.

     To achieve its objective, Special Money Fund invests principally in commercial paper, asset-backed securities, funding agreements, bank notes, bills, notes, puts and obligations issued by foreign banks, foreign companies or foreign governments. To achieve its objective, MoneyMart invests in short-term money market instruments such as obligations issued by the U.S. government, its agencies and instrumentalities, commercial paper, asset-backed securities, funding agreements, variable rate demand notes, bills, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments, and municipal notes. Both Special Money Fund and MoneyMart Assets invest only in instruments with remaining maturities of thirteen months or less and which are denominated in U.S. dollars; however, both Special Money Fund and MoneyMart may invest in longer-term securities that are accompanied by demand features which will shorten the effective maturity of the securities to thirteen months or less. Each Fund is managed to comply with the diversification, quality and other requirements of Rule 2a-7 under the 1940 Act. This means, generally, that the instruments each Fund purchases present "minimal credit risk" and are of "eligible quality." "Eligible quality" for this purpose means a security: (1) rated in one of the two highest short-term rating categories by at least two nationally recognized statistical rating organizations (NRSROs), or, if only one NRSRO has rated that security, so rated by that NRSRO; (2) rated in one of the three highest long-term rating categories by at least two NRSROs, or, if only one NRSRO has rated the security, so rated by that NRSRO; or (3) if unrated, of comparable quality as determined by each Fund's investment adviser. All securities that the Funds purchase will be denominated in U.S. dollars but may be issued by a foreign issuer.

                    COMPARISON OF OTHER POLICIES OF THE FUNDS

INVESTMENT RESTRICTIONS

     Special Money Fund and MoneyMart have similar fundamental investment restrictions, except that Special Money Fund's fundamental investment restrictions were recently amended, by shareholders, to provide (among other things) additional flexibility to pursue the Fund's investment objective and to eliminate restrictions that are no longer required but were imposed years ago. MoneyMart's fundamental investment restrictions are generally more restrictive than those of Special Money Fund. For example, with respect to diversification, borrowing and lending, Special Money Fund's restrictions are tied to compliance with 1940 Act Laws, Interpretations and Exemptions (meaning the 1940 Act and the rules and regulations promulgated thereunder, as each may be amended from time to time, and the exemptive orders, SEC releases, no-action letters or similar relief or interpretations related thereto). MoneyMart's restrictions, on the other hand, are explicitly tied to actual current requirements. The restrictions are thus similar, but to the extent there is a future change in the 1940 Act Laws, Interpretations and Exemptions, Special Money Fund's restrictions are more capable of accommodating such a change. Special Money Fund does not have a restriction prohibiting the purchase of securities on margin or prohibiting short sales of securities, whereas MoneyMart prohibits the purchase of securities on margin, except for the use of short-term credit necessary for clearance of purchases or sales of portfolio securities, as well as short sales of securities or maintaining a short position. MoneyMart also prohibits the purchase of oil and gas interests and the purchase of commodities or commodity contracts; Special Money Fund only prohibits the buying or selling of physical commodities or contracts involving physical commodities. In addition, MoneyMart has fundamental restrictions prohibiting (1) making investments for the purpose of exercising control or management; (2) purchasing common stock or other voting securities, preferred stock, warrants or other equity securities; and (3) purchasing securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, while such restrictions are non-fundamental policies for Special Money Fund. Non-fundamental policies may be changed with the approval of the Board of Directors of a fund while fundamental policies cannot be changed without the approval of shareholders.

                      COMPARISON OF PRINCIPAL RISK FACTORS

     Both Funds are money market funds, which are intended to provide investors with a lower risk, highly liquid investment option. Although each Fund attempts to maintain a net asset value of $1 per share, there can be no guarantee that either Fund will always be able to do so. It is possible that a shareholder investing in either Fund could lose money.

     The money market securities in which each Fund invests are subject to the risk that the obligations could lose value if interest rates rise or there is a lack of investor confidence in the borrower. In addition, certain securities in which each Fund may invest may be subject to the risk that the issuer may be unable to make principal and interest payments when they are due.

     Each Fund's investments in foreign securities involve additional risks. For example, foreign banks and companies generally are not subject to regulatory requirements comparable to those applicable to U.S. banks and companies, and laws and accounting standards typically are not as strict in foreign countries as they are in the United States. Foreign fixed income and currency markets may be less stable than U.S. markets. In addition, political developments and changes in currency rates may adversely affect the value of foreign securities. In all cases, however, the Funds invest only in U.S. dollar-denominated securities.

     Each Fund may also hold up to 10% of the Fund's net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days. Illiquid securities are subject to the risks that they may be difficult to value precisely and may be difficult to sell at the time or price desired.

     As described above, each Fund has similar investment objectives, policies and permissible investments.

     Like any mutual fund, an investment in either Special Money Fund or MoneyMart could lose value. For a more complete discussion of the risks associated with either of these Funds, please refer to the "Risk/Return Summary" or the section entitled "Investment Risks" in each Fund's Prospectus.

                             OPERATIONS OF MONEYMART
                            FOLLOWING THE TRANSACTION

     Neither PI nor PIM expects MoneyMart to revise its investment policies as a result of the transaction. Neither PI nor PIM anticipate any significant changes to MoneyMart's management or general investment approach. The agents that provide Special Money Fund with services, such as its Custodian and Transfer Agent, which also provide these services to MoneyMart, are not expected to change.

     All of the current investments of Special Money Fund are permissible investments for MoneyMart. Nevertheless, PI may sell securities held by Special Money Fund or PIM may sell securities held by MoneyMart between shareholder approval and the Effective Time of the transaction as may be necessary or desirable in the ongoing management of each Fund and the adjustment of each Fund's portfolio in anticipation of the transaction. Transaction costs associated with such adjustments will be borne by the Fund that incurred them. Transaction costs associated with such adjustments that occur after the Effective Time will be borne by MoneyMart.

               PURCHASES, REDEMPTIONS, EXCHANGES AND DISTRIBUTIONS

PURCHASING SHARES

     The price to buy one share of a class of each Fund is that class's net asset value, or NAV. Each Fund offers Class A, Class B, Class C, and Class Z shares. Special Money Fund also offers Class B/C shares, but MoneyMart does not offer Class B/C shares. For each Fund, Class B shares, Class C shares and Class B/C shares (Special Money Fund only) are available primarily pursuant to an exchange of shares from another eligible JennisonDryden or Strategic Partners mutual fund. For each Fund, the minimum initial investment amount is $1,000 for Class A shares. There is no minimum initial investment amount for Class Z shares, although Class Z shares are available only to a limited group of investors. Class B/C shareholders who were formerly Class B shareholders of another JennisonDryden Mutual Fund or Strategic Partners Fund before exchanging into Special Money Fund will receive Class B shares of MoneyMart. Class B/C shareholders who were formerly Class C shareholders of another JennisonDryden Mutual Fund or Strategic Partners Fund before exchanging into Special Money Fund will receive Class C shares of MoneyMart. Class B/C shares of Special Money Fund are essentially identical (other than the name) to Class B and Class C shares of MoneyMart.

     Shares in the Funds are purchased at the next NAV calculated after your investment is received and accepted, plus any applicable sales charge. Each Fund's NAV is normally calculated once each business day as of the close of regular trading on the New York Stock Exchange (usually, 4:00 p.m., New York time). Refer to each Fund's Prospectus for more information regarding how to buy shares.

REDEEMING SHARES

     Your shares will be sold at the next NAV determined after your order to sell is received. Refer to each Fund's Prospectus for more information regarding how to sell shares.

PURCHASES AND REDEMPTIONS OF SPECIAL MONEY FUND

     At the close of business on November 19, 2003, Special Money Fund closed to new accounts pending the transaction with MoneyMart. Shareholders of Special Money Fund may redeem shares through the Effective Time of the transaction. If the transaction is approved, the purchase and redemption policies will be the same as the applicable policies of Special Money Fund.

EXCHANGES OF FUND SHARES

     The exchange privilege currently offered by Special Money Fund is substantially the same as for MoneyMart and is not expected to change after the transaction. Shareholders of the Funds may exchange their shares for shares of any other JennisonDryden or Strategic Partners mutual fund. Refer to each Fund's Prospectus for restrictions governing exchanges.

DIVIDENDS AND OTHER DISTRIBUTIONS

     Both Funds distribute substantially all of their net investment income and net capital gains to shareholders each year. Both Funds declare dividends, if any, annually. At or before the Effective Time, Special Money Fund shall declare additional dividends or other distributions in order to distribute substantially all of its investment income and realized capital gains for its taxable year ending upon completion of the transaction.

                            THE PROPOSED TRANSACTION

AGREEMENT AND PLAN OF REORGANIZATION

     The Agreement and Plan of Reorganization (the Plan) describes the terms and conditions under which the proposed transaction may be completed. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, the form of which is attached as Attachment A to this Proxy Statement.

     The Plan contemplates that Special Money Fund will transfer all of its assets to, and all of its liabilities will be assumed by, MoneyMart at the Effective Time and MoneyMart will be the surviving fund. Each whole and fractional Class A, Class B, Class C, Class B/C or Class Z share of Special Money Fund will be exchanged for whole and fractional Class A, Class B, Class C or Class Z shares as applicable, of equal net asset value of MoneyMart Class B/C shareholders who were formerly Class B shareholders of another JennisonDryden or Strategic Partners Mutual Fund before exchanging into Special Money Fund will receive Class B shares of MoneyMart. Class B/C shareholders who were formerly Class C shareholders of another JennisonDryden Mutual Fund or Strategic Partners Fund before exchanging into Special Money Fund will receive Class C shares of MoneyMart. If requested, MoneyMart will issue certificates representing its shares, but only upon surrender of certificates for shares of Special Money Fund.

     Immediately after the closing of the transaction, each former Special Money Fund shareholder will own shares of MoneyMart equal to the aggregate net asset value of that shareholder's shares of Special Money Fund immediately prior to the closing of the transaction. The net asset value per share of MoneyMart will not be affected by the transaction. Thus, the transaction will not result in a dilution of the pecuniary interests of shareholders of either Fund. However, the transaction will reduce the percentage ownership of each Fund's shareholders below such shareholder's current percentage of ownership in either Fund.

     All assets, rights, privileges, powers and franchises of Special Money Fund, and all debts due on whatever account to it, shall be taken and deemed to be transferred to and vested in MoneyMart without further act or deed, and all such assets, rights, privileges, powers and franchises, and all and every other interest of Special Money Fund, shall be thereafter effectively the property of MoneyMart as they were of Special Money Fund. MoneyMart generally will be responsible for all of the liabilities and obligations of Special Money Fund. The value of the assets and liabilities of Special Money Fund will be determined at the Effective Time, using the valuation procedures set forth in the Prospectus and Statement of Additional Information for Special Money Fund. The net asset value of a share of MoneyMart will be determined as of the same time using the valuation procedures set forth in its Prospectus and Statement of Additional Information.

     Any transfer taxes payable upon issuance of shares of MoneyMart in a name other than that of the registered holder of the shares on the books of Special Money Fund as of that time, will be payable by the person to whom such shares are to be issued as a condition of such transfer.

     The completion of the transaction is subject to a number of conditions set forth in the Plan. In addition, the Plan may be amended, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting.

REASONS FOR THE TRANSACTION

     The Board of Directors of Special Money Fund has determined that the transaction is in the best interests of the shareholders of Special Money Fund and that the transaction will not result in a dilution of the pecuniary interests of shareholders of Special Money Fund.

     In considering the transaction, the Board considered a number of factors that it believes benefits the shareholders of Special Money Fund. The Board considered that, following the transaction, the shareholders of Special Money Fund will remain invested in a money market mutual fund which has a similar investment objective, policies and restrictions, and similar investment techniques. The Board also considered the fact that the performance histories of the two Funds are substantially similar.

     The Board also considered that the proposed transaction is expected to benefit shareholders of Special Money Fund because the expense ratios of MoneyMart are expected to be lower than those of Special Money Fund, even after considering the effect of the Wachovia redemptions. The Board considered that the exchange of shares pursuant to the transaction will not result in taxable gain or loss for U.S. federal income tax purposes for its shareholders. The Board also considered the fact that the Funds have identical or similar policies with respect to purchases, redemptions, exchanges and distributions.

     The Board of Directors of MoneyMart has also determined that the transaction is in the best interests of shareholders of MoneyMart and that the transaction will not result in a dilution of the pecuniary interests of shareholders of MoneyMart.

     PI recommended the transaction to the Board of each Fund at meetings held on November 18, 2003. In recommending the transaction, PI advised the Boards that the Funds have similar investment objectives, policies and investment portfolios. PI also noted that, because of the Wachovia redemptions, it did not believe that it would be viable to continue to offer all of the Money Market Mutual Funds currently part of the JennisonDryden Mutual Funds or Strategic Partners Funds complex.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

     MoneyMart was organized under the laws of Maryland on December 22, 1975 as a corporation. MoneyMart is registered with the United States Securities and Exchange Commission as an open-end management investment company.

     The Articles of Incorporation of MoneyMart authorize MoneyMart to issue a total of 20 billion shares. The shares of MoneyMart are currently divided into four classes, designated as Class A, Class B, Class C, and Class Z. Each class of common stock represents an interest in the same assets of MoneyMart and is identical in all respects except that:

     - Class A is subject to different expenses than Class B, Class C or Class Z, which may affect performance;

     - each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of that class differ from the interests of any other class;

     - each class has a different exchange privilege; and

     - Class Z shares are offered exclusively for sale to a limited group of investors.

     Shares of MoneyMart, when issued and paid for are fully paid and nonassessable. The voting and dividend rights, the right of redemption and the privilege of exchange are described in MoneyMart's Prospectus and Statement of Additional Information.

     MoneyMart does not intend to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Directors unless, pursuant to the Investment Company Act, less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a shareholder meeting for the election of Directors. Shareholders of record of two-thirds of the outstanding shares of MoneyMart may remove a Director by declaration in writing filed with the Fund's secretary or by votes cast in person or by proxy at a meeting called for that purpose. The Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Director, or to transact any other business, when the secretary has received a request in writing signed by the shareholders of record holding not less than 10% of MoneyMart's outstanding shares, and such request shall state the purpose of the proposed meeting.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

     The transaction is intended to qualify for U.S. federal income tax purposes as a reorganization under the Internal Revenue Code of 1986, as amended (the
Code). Special Money Fund will receive an opinion from Sullivan & Cromwell LLP, counsel to Special Money Fund, substantially to the effect that:

     1. The acquisition by MoneyMart of the assets of Special Money Fund in exchange solely for voting shares of MoneyMart and the assumption by MoneyMart of the liabilities of Special Money Fund, if any, followed by the liquidating distribution of the MoneyMart shares acquired by Special Money Fund pro rata to its shareholders, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and Special Money Fund and MoneyMart each will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

     2. The shareholders of Special Money Fund will not recognize gain or loss upon the exchange of all of their shares of Special Money Fund solely for shares of MoneyMart, as described above and in the Agreement;

     3. No gain or loss will be recognized by Special Money Fund upon the transfer of its assets to MoneyMart in exchange solely for Class A, Class B, Class C and Class Z shares of MoneyMart and the assumption by MoneyMart of the liabilities of Special Money Fund, if any. In addition, no gain or loss will be recognized by Special Money Fund on the liquidating distribution of such shares to the shareholders of Special Money Fund;

     4. No gain or loss will be recognized by MoneyMart upon the acquisition of the assets of Special Money Fund in exchange solely for shares of MoneyMart and the assumption of the liabilities of Special Money Fund, if any;

     5. MoneyMart's tax basis for the assets acquired from Special Money Fund will be the same as the tax basis of these assets when held by Special Money Fund immediately before the transfer, and the holding period of such assets acquired by MoneyMart will include the holding period of these assets when held by Special Money Fund;

     6. Special Money Fund's shareholders' tax basis for the shares of MoneyMart to be received by them pursuant to the reorganization will be the same as their tax basis in Special Money Fund shares exchanged therefor; and

     7. The holding period of MoneyMart shares to be received by the shareholders of Special Money Fund will include the holding period of their Special Money Fund shares exchanged provided such Special Money Fund shares were held as capital assets on the date of the exchange.

     An opinion of counsel does not have the effect of a private letter ruling from the Internal Revenue Service (the "IRS") and is not binding on the IRS or any court. If the transaction is consummated but fails to qualify as a "reorganization" within the meaning of section 368 of the Code, the transaction would be treated as a taxable sale of assets by Special Money Fund to MoneyMart followed by a taxable liquidation of Special Money Fund, and the shareholders of Special Money Fund would recognize a taxable gain or tax loss equal to the difference between their adjusted tax basis in the shares of Special Money Fund and the fair market value of the shares of MoneyMart received in exchange therefor.

     Shareholders of Special Money Fund should consult their tax advisers regarding the tax consequences to them of the transaction in light of their individual circumstances. In addition, because the foregoing discussion relates only to the U.S. federal income tax consequences of the transaction, shareholders also should consult their tax advisers as to state, local and foreign tax consequences to them, if any, of the transaction.

CONCLUSION

     The Plan was approved by the Boards of Directors of Special Money Fund and MoneyMart, at meetings held on November 18, 2003. The Boards determined that the transaction is in the best interests of shareholders of their respective Funds and that the interests of existing shareholders of Special Money Fund and MoneyMart, as the case may be, would not be diluted as a result of the transaction. If the shareholders of Special Money Fund do not approve the transaction, or if the transaction is not completed, Special Money Fund will continue to engage in business as a registered investment company and the Board of Directors of Special Money Fund will consider other proposals for Special Money Fund, including proposals for the reorganization or liquidation of the Fund.

                     ADDITIONAL INFORMATION ABOUT MONEYMART

     MoneyMart's Prospectus, dated February 27, 2004, is enclosed with this Proxy Statement and is incorporated into this Proxy Statement by reference. The Prospectus contains additional information about MoneyMart, including its investment objective and policies, manager, investment adviser, advisory fees and expenses, organization and procedures for purchasing and redeeming shares. The Prospectus also contains MoneyMart's financial highlights for the fiscal period ended December 31, 2003, which are incorporated into this Proxy Statement by reference. The audited financial statements of MoneyMart are included in MoneyMart's Annual Report dated December 31, 2003, which is also enclosed with this Proxy Statement.

                                  MISCELLANEOUS

LEGAL MATTERS

     The validity of shares of MoneyMart to be issued pursuant to the Plan will be passed upon by Piper Rudnick LLP, Maryland counsel to MoneyMart.

INDEPENDENT AUDITORS

     The audited financial statements of Special Money Fund and MoneyMart, incorporated by reference into the Statement of Additional Information, have been audited by PricewaterhouseCoopers LLP, independent auditors, whose reports thereon are included in the Annual Reports to Shareholders for the fiscal year ended June 30, 2003 for Special Money Fund, and for the fiscal year ended December 31, 2003 for MoneyMart. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

AVAILABLE INFORMATION

     Special Money Fund and MoneyMart are each subject to the 1940 Act and in accordance with these laws, they each file reports, proxy material and other information with the Commission. Such reports, proxy and information statements, proxy material and other information can be inspected and copied at the Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

     Please advise Special Money Fund, care of Prudential Investment Management Services LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

                              SHAREHOLDER PROPOSALS

     Neither Special Money Fund nor MoneyMart is required to hold regular annual meetings and, in order to minimize costs, do not intend to hold meetings of shareholders unless so required by applicable law, regulatory policy or if otherwise deemed advisable by its Board of Directors. Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting. If the proposal is approved at the Meeting, there will likely not be any future shareholder meetings of Special Money Fund.

     It is the present intention of the Board of Directors of MoneyMart not to hold annual meetings of shareholders unless required to do so by the 1940 Act.

                                 OTHER BUSINESS

     Management of Special Money Fund knows of no business to be presented at the Meeting other than the proposal described in this Proxy Statement. However, if any other matter requiring a shareholder vote should be properly brought before the Meeting, the proxies will vote according to their best judgment in the interest of Special Money Fund, taking into account all relevant circumstances.

                                    By order of the Board of Directors of
                                    Special Money Fund


                                    /s/ Jonathan D. Shain

                                    JONATHAN D. SHAIN
                                    SECRETARY

May    , 2004


        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.

                                                                    ATTACHMENT A

                      AGREEMENT AND PLAN OF REORGANIZATION

     Agreement and Plan of Reorganization (Agreement) made as of the ____th day of ______, 2004 by and between Special Money Market Fund, Inc. (Acquired Fund) and MoneyMart Assets, Inc. (Acquiring Fund) (Acquired Fund and Acquiring Fund, collectively, are referred to as the Funds and each individually, a Fund). Acquired Fund and Acquiring Fund are both corporations organized under the laws of the State of Maryland. Acquired Fund and Acquiring Fund each maintains its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. Shares of each Fund are divided into four classes, designated Class A, Class B, Class C and Class Z, and the Acquired Fund has a fifth class, designated Class B/C.

     This Agreement is intended to be, and is adopted as, a plan of reorganization pursuant to Section 368 of the Internal Revenue Code of 1986, as amended (Internal Revenue Code). Upon receipt of such representations from each of the Funds as Sullivan & Cromwell LLP may require, Sullivan & Cromwell LLP will deliver the opinion referenced in paragraph 8.6 herein. The reorganization will comprise the transfer of all of the assets of Acquired Fund, in exchange solely for shares of common stock of Acquiring Fund, and Acquiring Fund's assumption of Acquired Fund's liabilities, if any, and the constructive distribution, after the Closing Date hereinafter referred to, of such shares of Acquiring Fund to the shareholders of Acquired Fund, in termination of Acquired Fund as provided herein, all upon the terms and conditions as hereinafter set forth.

     In consideration of the premises and of the covenants and agreements set forth herein, the parties covenant and agree as follows:

     1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR SHARES OF ACQUIRING FUND AND ASSUMPTION OF LIABILITIES, IF ANY, AND TERMINATION OF ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Acquired Fund agrees to sell, assign, transfer and deliver its assets, as set forth in paragraph 1.2, to Acquiring Fund, and Acquiring Fund agrees (a) (i) to issue and deliver to Acquired Fund in exchange therefor the number of shares in Acquiring Fund determined by dividing the net asset value of Acquired Fund allocable to Class A, Class B, Class C and Class Z shares of Acquired Fund's common stock (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value allocable to a Class A, Class B, Class C and Class Z share, respectively, of Acquiring Fund (rounded to the third decimal place) (computed in the manner and as of the time and date set forth in paragraph 2.2);
(ii) to issue and deliver to Acquired Fund in exchange therefor the number of Class B shares in Acquiring Fund determined by dividing the net asset value of Class B/C shares of Acquired Fund attributable to shareholders who were formerly Class B shareholders prior to exchanging into Class B/C of the Acquired Fund (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value allocable to a Class B share of Acquiring Fund (rounded to the third decimal place) (computed in a manner and as of the time and date set forth in paragraph 2.2.); and (iii) to issue and deliver to Acquired Fund in exchange therefor the number of Class C shares in Acquiring Fund determined by dividing the net asset value of Class B/C shares of Acquired Fund attributable to shareholders who were formerly Class C shareholders prior to exchanging into Class B/C of the Acquired Fund (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value allocable to a Class C share of Acquiring Fund (rounded to the third decimal place) (computed in a manner and as of the time and date set forth in paragraph 2.2.); and (b) to assume all of Acquired Fund's liabilities, if any, as set forth in paragraph
1.3. Such transactions shall take place at the closing provided for in paragraph 3 (Closing).

     1.2 The assets of Acquired Fund to be acquired by Acquiring Fund shall include without limitation all cash, cash equivalents, securities, receivables (including interest and dividends receivable) and other property of any kind owned by Acquired Fund and any deferred or prepaid expenses shown as assets on the books of Acquired Fund on the closing date provided in paragraph 3 (Closing
Date). Acquiring Fund has no plan or intent to sell or otherwise dispose of any assets of Acquired Fund, other than in the ordinary course of business.

     1.3 Except as otherwise provided herein, Acquiring Fund will assume from Acquired Fund all debts, liabilities, obligations and duties of Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Agreement; provided, however, that Acquired Fund agrees to utilize its best efforts to discharge all of its known debts, liabilities, obligations and duties prior to the Closing Date.

     1.4 On or immediately prior to the Closing Date, Acquired Fund will declare and pay to its shareholders of record dividends and/or other distributions so that it will have distributed substantially all (and in any event not less than ninety-eight percent) of its investment company taxable income (computed without regard to any deduction for dividends paid), and realized net capital gains, if any, for all taxable years through the Closing Date so as to retain its qualification as a regulated investment company pursuant to Section 851 of the Internal Revenue Code.

     1.5 On the Closing Date or as soon thereafter as is conveniently practicable, Acquired Fund will distribute PRO RATA to its Class A, Class B, Class C, Class B/C and Class Z shareholders of record, determined as of the close of business on the Closing Date, the Class A, Class B, Class C and Class Z shares, as applicable, of Acquiring Fund received by Acquired Fund pursuant to paragraph 1.1 in exchange for their interest in Acquired Fund. Such distribution will be accomplished by opening accounts on the books of Acquiring Fund in the names of Acquired Fund shareholders and transferring thereto the shares credited to the account of Acquired Fund on the books of Acquiring Fund. Each account opened shall be credited with the PRO RATA number of Acquiring Fund Class A, Class B, Class C and Class Z shares due Acquired Fund's Class A, Class B, Class C, Class B/C and Class Z shareholders, as applicable. Fractional shares of Acquiring Fund shall be rounded to the third decimal place. All issued and outstanding shares of Acquired Fund will simultaneously be cancelled on the books of Acquired Fund. On or about the Closing Date, if appropriate, Acquired Fund will file Articles of Transfer with the State Department of Assessments and Taxation of the State of Maryland. As soon as practicable after the receipt of an order from the Securities and Exchange Commission (SEC) indicating acceptance of the Form N-8F that Acquired Fund must file pursuant to the Investment Company Act of 1940, as amended (Investment Company Act) to deregister as an investment company, Acquired Fund will file with the State of Maryland such documents as may be required to dissolve and terminate its corporate existence, but in any event such dissolution will be completed within twelve months following the Closing Date (the Termination Date).

     1.6 Acquiring Fund shall not issue certificates representing its shares in connection with such exchange. With respect to any Acquired Fund shareholder holding Acquired Fund share certificates as of the Closing Date, until Acquiring Fund is notified by Acquired Fund's transfer agent that such shareholder has surrendered his or her outstanding Acquired Fund share certificates or, in the event of lost, stolen or destroyed share certificates, posted adequate bond or submitted a lost certificate form, as the case may be, Acquiring Fund will not permit such shareholder to (1) receive dividends or other distributions on Acquiring Fund shares in cash (although such dividends and distributions shall be credited to the account of such shareholder established on Acquiring Fund's books pursuant to paragraph 1.5, as provided in the next sentence), (2) exchange Acquiring Fund shares credited to such shareholder's account for shares of other Prudential Mutual Funds, or (3) pledge or redeem such shares. In the event that a shareholder is not permitted to receive dividends or other distributions on Acquiring Fund shares in cash as provided in the preceding sentence, Acquiring Fund shall pay such dividends or other distributions in additional Acquiring Fund shares, notwithstanding any election such shareholder shall have made previously with respect to the payment of dividends or other distributions on shares of Acquired Fund. Acquired Fund will, at its expense, request its shareholders to surrender their outstanding Acquired Fund share certificates, post adequate bond or submit a lost certificate form, as the case may be.

     1.7 Ownership of Acquiring Fund shares will be shown on the books of Acquiring Fund's transfer agent. Shares of Acquiring Fund will be issued in the manner described in Acquiring Fund's Charter and Acquiring Fund's then-current prospectus and statement of additional information.

     1.8 Any transfer taxes payable upon issuance of shares of Acquiring Fund in a name other than the registered holder of the shares being exchanged on the books of Acquired Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

     1.9 Any reporting responsibility with the SEC or any state securities commission of Acquired Fund is, and shall remain, the responsibility of Acquired Fund up to and including the Termination Date.

     1.10 All books and records of Acquired Fund, including all books and records required to be maintained under the Investment Company Act and the rules and regulations thereunder, shall be available to Acquiring Fund from and after the Closing Date and shall be turned over to Acquiring Fund on or prior to the Termination Date.

     2.      VALUATION

     2.1 The value of Acquired Fund's assets and liabilities to be acquired and assumed, respectively, by Acquiring Fund shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., New York time, on the Closing Date (such time and date being hereinafter called the Valuation Time), using the valuation procedures set forth in Acquired Fund's then-current Charter, prospectus and statement of additional information.

     2.2 The net asset value of Class A, Class B, Class C and Class Z shares of Acquiring Fund shall be the net asset value for Class A, Class B, Class C and Class Z shares computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's then-current prospectus and statement of additional information, and the Acquiring Fund's then-current Charter.

     2.3 The number of Acquiring Fund shares to be issued (including fractional shares, if any) in exchange for Acquired Fund's net assets shall be calculated as set forth in paragraph 1.1.

     2.4 All computations of net asset value shall be made by or under the direction of Prudential Investments LLC (PI) in accordance with its regular practice as manager of the Funds and pursuant to the applicable Charter.

     3.      CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be March 19, 2004 or such later date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be at the office of the Acquiring Fund or at such other place as the parties may agree.

     3.2 State Street Bank and Trust Company (State Street), as custodian for Acquired Fund, shall deliver to Acquiring Fund at the Closing a certificate of an authorized officer of State Street stating that (a) Acquired Fund's portfolio securities, cash and any other assets have been transferred in proper form to Acquiring Fund on the Closing Date and (b) all necessary taxes, if any, have been paid, or provision for payment has been made, in conjunction with the transfer of portfolio securities.

     3.3 In the event that immediately prior to the Valuation Time (a) the New York Stock Exchange (NYSE) or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the net assets of Acquired Fund and of the net asset value per share of Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

     3.4 Acquired Fund shall deliver to Acquiring Fund on the Closing Date or as soon thereafter as is conveniently practicable the names and addresses of its shareholders and the number of outstanding shares owned by each such shareholder, all as of the close of business on the Closing Date, certified by the Transfer Agent of Acquired Fund. Acquiring Fund shall issue and deliver to Acquired Fund at the Closing a confirmation or other evidence satisfactory to Acquired Fund that shares of Acquiring Fund have been or will be credited to Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

     4.      REPRESENTATIONS AND WARRANTIES

     4.1     Acquired Fund represents and warrants as follows:

     4.1.1 Acquired Fund is a corporation duly organized and validly existing under the laws of the State of Maryland with the power to own all of its properties and assets and to carry on its business as it is now being conducted;

     4.1.2 Acquired Fund is an open-end management investment company duly registered under the Investment Company Act, and such registration is in full force and effect;

     4.1.3 Acquired Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Charter or By-Laws of Acquired Fund or of any material agreement, indenture, instrument, contract, lease or other undertaking to which Acquired Fund is a party or by which Acquired Fund is bound;

     4.1.4 All material contracts or other commitments to which Acquired Fund, or the properties or assets of Acquired Fund, is subject, or by which Acquired Fund is bound, except this Agreement, will be terminated on or prior to the Closing Date without Acquired Fund or Acquiring Fund incurring any liability or penalty with respect thereto;

     4.1.5 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against Acquired Fund or any of its properties or assets. Acquired Fund knows of no facts that might form the basis for the institution of such proceedings, and Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     4.1.6 The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Cash Flows, Statement of Changes in Net Assets, and Financial Highlights of Acquired Fund at June 30, 2003 and for the year then ended (copies of which have been furnished to Acquiring Fund) have been audited by PricewaterhouseCoopers LLP, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition, results of operations, cash flows, changes in net assets and financial highlights of Acquired Fund as of and for the period ended on such date, and there are no material known liabilities of Acquired Fund (contingent or otherwise) not disclosed therein;

     4.1.7 Since June 30, 2003, there has not been any material adverse change in Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Acquiring Fund. For the purposes of this paragraph 4.1.7, a decline in net asset value, net asset value per share or change in the number of shares outstanding shall not constitute a material adverse change;

     4.1.8 At the date hereof and at the Closing Date, all federal and other tax returns and reports of Acquired Fund required by law to have been filed on or before such dates shall have been timely filed, and all federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or provision shall have been made for the payment thereof, and, to the best of Acquired Fund's knowledge, all federal or other taxes required to be shown on any such return or report have been shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     4.1.9 For each past taxable year since it commenced operations, Acquired Fund has met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as a regulated investment company and intends to meet those requirements for the current taxable year; and, for each past calendar year since it commenced operations, Acquired Fund has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed;

     4.1.10 All issued and outstanding shares of Acquired Fund are, and at the Closing Date will be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. All issued and outstanding shares of Acquired Fund will, at the time of the Closing, be held in the name of the persons and in the amounts set forth in the list of shareholders submitted to Acquiring Fund in accordance with the provisions of paragraph 3.4. Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;

     4.1.11 At the Closing Date, Acquired Fund will have good and marketable title to its assets to be transferred to Acquiring Fund pursuant to paragraph 1.1, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder free of any liens, claims, charges or other encumbrances, and, upon delivery and payment for such assets, Acquiring Fund will acquire good and marketable title thereto;

     4.1.12 The execution, delivery and performance of this Agreement have been duly authorized by the Board of Directors of Acquired Fund and by all necessary corporate action, other than shareholder approval, on the part of Acquired Fund, and subject to shareholder approval, this Agreement constitutes a valid and binding obligation of Acquired Fund, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     4.1.13 The information furnished and to be furnished by Acquired Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and is in compliance and shall comply in all material respects with applicable federal securities and other laws and regulations; and

     4.1.14 On the effective date of the registration statement filed with the SEC by Acquiring Fund on Form N-14 relating to the shares of Acquiring Fund issuable thereunder, and any supplement or amendment thereto (Registration Statement), at the time of the meeting of the shareholders of Acquired Fund and on the Closing Date, the Proxy Statement of Acquired Fund, the Prospectus of Acquiring Fund and the Statements of Additional Information of both Funds to be included in the Registration Statement (collectively, Proxy Statement) (i) will comply in all material respects with the applicable provisions and regulations of the Securities Act of 1933, as amended (1933 Act), the Securities Exchange Act of 1934 (1934 Act) and the Investment Company Act and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4.1.14 shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by Acquiring Fund for use therein.

     4.2     Acquiring Fund represents and warrants as follows:

     4.2.1 Acquiring Fund is a corporation duly organized and validly existing under the laws of the State of Maryland with the power to own all of its properties and assets and to carry on its business as it is now being conducted;

     4.2.2 Acquiring Fund is an open-end management investment company duly registered under the Investment Company Act, and such registration, and the registration of its shares under the 1933 Act, is in full force and effect;

     4.2.3 Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Charter or By-Laws of Acquiring Fund or of any material agreement, indenture, instrument, contract, lease or other undertaking to which Acquiring Fund is a party or by which Acquiring Fund is bound;

     4.2.4 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against Acquiring Fund or any of its properties or assets, except as previously disclosed in writing to Acquired Fund. Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings, and Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     4.2.5 The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Cash Flows, Statement of Changes in Net Assets, and Financial Highlights of Acquiring Fund at December 31, 2003 (copies of which have been furnished to Acquired Fund) have been audited by PricewaterhouseCoopers LLP, independent auditors, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial position, results of operations, cash flows, changes in net assets and financial highlights of Acquiring Fund as of and for the period ended on such date, and there are no known material liabilities of Acquiring Fund (contingent or otherwise) not disclosed therein;

     4.2.6 Since December 31, 2003, there has not been any material adverse change in Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Acquired Fund. For the purposes of this paragraph, a decline in net asset value, net asset value per share or a decrease in the number of shares outstanding shall not constitute a material adverse change;

     4.2.7 At the date hereof and at the Closing Date, all federal and other tax returns and reports of Acquiring Fund required by law to have been filed on or before such dates shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or provision shall have been made for the payment thereof, and, to the best of Acquiring Fund's knowledge, all federal or other taxes required to be shown on any such return or report are shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     4.2.8 For each past taxable year since it commenced operations, Acquiring Fund have met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as a regulated investment company and intends to meet those requirements for the current taxable year; and, for each past calendar year since it commenced operations, Acquiring Fund has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed;

     4.2.9 All issued and outstanding shares of Acquiring Fund are, and at the Closing Date will be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. Except as contemplated by this Agreement, Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares nor is there outstanding any security convertible into any of its shares;

     4.2.10 The execution, delivery and performance of this Agreement have been duly authorized by the Board of Directors of Acquiring Fund and by all necessary corporate action on the part of Acquiring Fund, and this Agreement constitutes a valid and binding obligation of Acquiring Fund, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     4.2.11 The shares of Acquiring Fund to be issued and delivered to Acquired Fund pursuant to this Agreement will, at the Closing Date, have been duly authorized and, when issued and delivered as provided in this Agreement, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable;

     4.2.12 The information furnished and to be furnished by Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and is and shall comply in all material respects with applicable federal securities and other laws and regulations; and

     4.2.13 On the effective date of the Registration Statement, at the time of the meeting of the shareholders of Acquired Fund and on the Closing Date, the Proxy Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions and regulations of the 1933 Act, the 1934 Act and the Investment Company Act, (ii) with respect to the Registration Statement, at the time it becomes effective, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading and (iii) it will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 4.2.13 shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information furnished by Acquired Fund for use therein.

     5.      COVENANTS OF ACQUIRED FUND AND ACQUIRING FUND

     5.1 Acquired Fund and Acquiring Fund each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that the ordinary course of business will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by the normal operations of the Funds, except as may otherwise be required by paragraph 1.3, 1.4 or 4.1.4 hereof.

     5.2 Acquired Fund covenants to call a shareholders' meeting to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) under the Investment Company Act).

     5.3 Acquired Fund covenants that Acquiring Fund shares to be received by Acquired Fund in accordance herewith are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.4 Acquired Fund covenants that it will assist Acquiring Fund in obtaining such information as Acquired Fund reasonably requests concerning the beneficial ownership of Acquired Fund's shares.

     5.5 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all action, and will do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.6 Acquired Fund covenants to prepare the Proxy Statement in compliance with the 1934 Act, the Investment Company Act and the rules and regulations under each such Act.

     5.7 Acquired Fund covenants that it will, from time to time, as and when requested by Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as Acquiring Fund may deem necessary or desirable in order to vest in and confirm to Acquiring Fund title to and possession of all the assets of Acquired Fund to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.

     5.8 As soon as is reasonably practicable after the Closing Date, Acquired Fund will make a distribution to its shareholders consisting of the shares of Acquiring Fund received at the Closing.

     5.9 Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the Investment Company Act (including the determinations of Acquiring Fund's Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

     5.10 Acquiring Fund covenants that it will, from time to time, as and when requested by Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take and cause to be taken such further action, as Acquired Fund may deem necessary or desirable in order to (i) vest in and confirm to Acquired Fund title to and possession of all the shares of Acquiring Fund to be transferred to Acquired Fund pursuant to this Agreement and (ii) assume all of Acquired Fund's liabilities in accordance with this Agreement.

     6.      CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED FUND

     The obligations of Acquired Fund to consummate the transactions provided for herein shall be subject to the performance by Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

     6.1 All representations and warranties of Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

     6.2 Acquiring Fund shall have delivered to Acquired Fund on the Closing Date a certificate executed in the Acquiring Fund's name by its President or a Vice President in form and substance satisfactory to Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of Acquiring Fund in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Acquired Fund shall reasonably request.

     6.3 Acquired Fund shall have received on the Closing Date a favorable opinion from Piper Rudnick LLP, counsel to Acquiring Fund, dated as of the Closing Date, to the effect that:

     6.3.1 Acquiring Fund is duly incorporated and is an existing corporation in good standing under the laws of the State of Maryland, with power under its Charter to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as a registered investment company;

     6.3.2 This Agreement has been duly authorized, executed and delivered by an authorized officer of Acquiring Fund and, assuming due authorization, execution and delivery by Acquired Fund, is a valid and binding obligation of Acquiring Fund enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

     6.3.3 When the shares of Acquiring Fund to be distributed to Acquired Fund shareholders under this Agreement are issued and sold as contemplated by this Agreement for the consideration stated in this Agreement, which shall in each event be at least equal to the net asset value and par value per share, they will be validly issued, fully paid and non-assessable by Acquiring Fund, and no shareholder of Acquiring Fund has any pre-emptive right under Maryland law to subscribe for or purchase such shares;

     6.3.4 The execution and delivery by Acquiring Fund of this Agreement did not, and the consummation of the transactions contemplated hereby will not, (i) conflict with Acquiring Fund's Charter or By-Laws or (ii) result in a default or
a breach of, (a) the Management Agreement for Acquiring Fund dated      between
Acquiring Fund and Prudential Investments LLC, (b) the Custodian Contract dated between Acquiring Fund and State Street Bank and Trust Company, (c) the
Distribution Agreement dated      between Acquiring Fund and Prudential
Investment Management Services LLC, and (d) the Transfer Agency and Service
Agreement dated      between Acquiring Fund and Prudential Mutual Fund Services,
Inc.; provided, however, that such counsel may state that they express no opinion with respect to federal or state securities laws, other antifraud laws and fraudulent transfer laws; and provided further that insofar as performance by Acquiring Fund of its obligations under this Agreement is concerned, such counsel may state that they express no opinion as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors rights and to general equity principles;

     6.3.5 To the knowledge of such counsel and without independent inquiry or investigation, no consent, approval, authorization, filing or order of any court or governmental authority is required to be obtained by Acquiring Fund under the laws of the State of Maryland for the consummation by Acquiring Fund of the transactions contemplated herein.

     7.      CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND

     The obligations of Acquiring Fund to complete the transactions provided for herein shall be subject to the performance by Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

     7.1 All representations and warranties of Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

     7.2 Acquired Fund shall have delivered to Acquiring Fund on the Closing Date a statement of its assets and liabilities, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied, together with a list of its portfolio securities showing the adjusted tax bases of such securities by lot, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of Acquired Fund.

     7.3 Acquired Fund shall have delivered to Acquiring Fund on the Closing Date a certificate executed in its name by the President or a Vice President of Acquired Fund, in form and substance satisfactory to Acquiring Fund and dated as of the Closing Date, to the effect that (a) the representations and warranties of Acquired Fund made in this Agreement are true and correct at and as of the Closing Date except as they may be affected by the transactions contemplated by this Agreement, (b) that this Agreement was approved by the requisite shareholder vote and (c) as to such other matters as Acquiring Fund shall reasonably request.

     7.4 On or immediately prior to the Closing Date, Acquired Fund shall have declared and paid to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in any event not less than ninety-eight percent) of Acquired Fund's investment company taxable income (computed without regard to any deduction for dividends paid), and realized net capital gain, if any, of Acquired Fund for all completed taxable years from the inception of Acquired Fund through the Closing Date.

     7.5 Acquiring Fund shall have received on the Closing Date a favorable opinion from Sullivan & Cromwell LLP, counsel to Acquired Fund, dated as of the Closing Date, to the effect that:

     7.5.1 Acquired Fund is duly incorporated and is an existing corporation in good standing under the laws of the State of Maryland with power under its Charter to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as a registered investment company;

     7.5.2 This Agreement has been duly authorized, executed and delivered by an authorized officer of Acquired Fund and, assuming due authorization, execution and delivery by Acquiring Fund, constitutes a valid and legally binding obligation of Acquired Fund enforceable against Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

     7.5.3 The execution and delivery by Acquired Fund of the Agreement did not, and the performance by Acquired Fund of its obligations hereunder will not,
(i) violate Acquired Fund's Charter or By-Laws or (ii) result in a default under
or a breach of, (a) the Management Agreement, dated      , between Acquired Fund
and Prudential Investments LLC, (b) the Custodian Contract, dated      , between
Acquired Fund and State Street Bank and Trust Company, (c) the Distribution
Agreement dated      between Acquired Fund and Prudential Investment Management
Services LLC, and (d) the Transfer Agency and Service Agreement, dated      ,
between Acquired Fund and Prudential Mutual Fund Services, Inc.; provided, however, that such counsel may state that they express no opinion with respect to Federal or state securities laws, other antifraud laws and fraudulent transfer laws; provided, further, that insofar as performance by Acquired Fund of its obligations under this Agreement is concerned, such counsel may state that they express no opinion as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

     7.5.4 To the knowledge of such counsel and without independent inquiry or investigation, no consent, approval, authorization, filing or order of any court or governmental authority is required to be obtained by Acquired Fund under the federal laws of the United States and the laws of the State of Maryland for the consummation of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, and the Investment Company Act, and such as may be required under state securities laws;

     7.5.5 Such counsel knows of no, and has not made independent inquiry or investigation to ascertain the existence of, litigation or governmental proceedings instituted or threatened against Acquired Fund that is required to be disclosed in the Registration Statement and is not so disclosed; and

     7.5.6 Acquired Fund has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.

     With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of Acquiring Fund, they have relied upon the opinion of Piper Rudnick LLP, and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Piper Rudnick LLP.

     8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND AND ACQUIRED FUND

     The obligations of each Fund hereunder are subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of (a) each of the Board of Directors of Acquired Fund and Acquiring Fund, as to the determinations set forth in Rule 17a-8(a) under the Investment Company Act, (b) the Board of Directors of Acquiring Fund of the liabilities of Acquired Fund and the issuance of shares of Acquiring Fund common stock and (c) the holders of the outstanding shares of Acquired Fund in accordance with the provisions of the Investment Company Act and/or Acquired Fund's Charter, and certified copies of the resolutions evidencing such approvals shall have been delivered to Acquiring Fund and Acquired Fund, as applicable.

     8.2 Any proposed change to Acquiring Fund's operations that may be approved by its Board of Directors subsequent to the date of this Agreement but in connection with and as a condition to implementing the transactions contemplated by this Agreement, for which the approval of Acquiring Fund's shareholders is required pursuant to the Investment Company Act or otherwise, shall have been approved by the requisite vote of the holders of the outstanding shares of Acquiring Fund in accordance with the Investment Company Act and Maryland law, and certified copies of the resolutions evidencing such approval shall have been delivered to Acquired Fund.

     8.3 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.4 All consents of other parties and all consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky or securities authorities, including "no-action" positions of such authorities) deemed necessary by Acquiring Fund or Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of Acquiring Fund or Acquired Fund, provided that either party hereto may for itself waive any part of this condition.

     8.5 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued, and to the best knowledge of the parties hereto, no investigation or proceeding under the 1933 Act for that purpose shall have been instituted or be pending, threatened or contemplated.

     8.6 Acquired Fund and Acquiring Fund, shall have received on or before the Closing Date an opinion of Sullivan & Cromwell LLP satisfactory to Acquired Fund and to Acquiring Fund, substantially to the effect that for federal income tax purposes:

     8.6.1 The acquisition by Acquiring Fund of the assets of Acquired Fund in exchange solely for voting shares of Acquiring Fund and the assumption by Acquiring Fund of Acquired Fund's liabilities, if any, followed by the distribution of Acquiring Fund's voting shares by Acquired Fund PRO RATA to its shareholders, as a liquidating distribution and constructively in exchange for their Acquired Fund shares, will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code, and Acquired Fund and Acquiring Fund each will be "a party to a reorganization" within the meaning of Section 368(b) of the Internal Revenue Code;

     8.6.2 Acquired Fund's shareholders will recognize no gain or loss upon the receipt of Class A, Class B, Class C and Class Z shares of Acquiring Fund solely in exchange for and in cancellation of the Acquired Fund shares as described above and in the Agreement;

     8.6.3 No gain or loss will be recognized by Acquired Fund upon the transfer of its assets to Acquiring Fund in exchange solely for Class A, Class B, Class C and Class Z shares of Acquiring Fund and the assumption by Acquiring Fund of Acquired Fund's liabilities, if any. In addition, no gain or loss will be recognized by Acquired Fund on the liquidating distribution of such shares to the Acquired Fund shareholders on cancellation of the shares of Acquired Fund;

     8.6.4 No gain or loss will be recognized by Acquiring Fund upon the acquisition of Acquired Fund's assets in exchange solely for Class A, Class B, Class C and Class Z shares of Acquiring Fund and the assumption of Acquired Fund's liabilities, if any;

     8.6.5 Acquiring Fund's basis in the assets acquired from Acquired Fund will be the same as the basis thereof when held by Acquired Fund immediately before the transfer, and the holding period of such assets acquired by Acquiring Fund will include the holding period thereof when held by Acquired Fund immediately before the transfer;

     8.6.6 Acquired Fund shareholders' basis in the Class A, Class B, Class C and Class Z shares of Acquiring Fund to be received by them pursuant to the reorganization will be the same as their basis in the Class A, Class B, Class C, Class B/C and Class Z shares of Acquired Fund to be constructively surrendered in exchange therefor; and

     8.6.7 The holding period of Acquiring Fund shares to be received by Acquired Fund shareholders will include the period during which Acquired Fund shares to be constructively surrendered in exchange therefor were held; provided such Acquired Fund shares were held as capital assets by those shareholders on the date of the exchange.

     In rendering this opinion, such counsel may rely as to certain matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel) and the certificates delivered pursuant to paragraph 3.4.

     8.7 Acquired Fund and Acquiring Fund shall have agreed on the number of full and fractional shares of Acquiring Fund to be issued in connection with this Agreement after such number has been calculated in accordance with Section 1.1.

     9.      FINDER'S FEES AND EXPENSES

     9.1 Each Fund represents and warrants to the other that there are no finder's fees payable in connection with the transactions provided for herein.

     9.2 The expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement shall be borne by Acquired Fund.

     10.     ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1    This Agreement constitutes the entire agreement between the Funds.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

     11.     TERMINATION

     Either Fund may at its option terminate this Agreement at or prior to the Closing Date because of:

     11.1 A material breach by the other of any representation, warranty or covenant contained herein to be performed at or prior to the Closing Date; or

     11.2 A condition herein expressed to be precedent to the obligations of either party not having been met and it reasonably appearing that it will not or cannot be met; or

     11.3    A mutual written agreement of Acquired Fund and Acquiring Fund.

     In the event of any such termination, there shall be no liability for damages on the part of either Fund or any Director or officer of Acquiring Fund or Acquired Fund.

     12.     AMENDMENT

     This Agreement may be amended, modified or supplemented only in writing by the parties; provided, however, that following the shareholders' meeting called by Acquired Fund pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of shares of Acquiring Fund to be distributed to Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

     13.     NOTICES

     Any notice, report, demand or other communication required or permitted by any provision of this Agreement shall be in writing and shall be given by hand delivery, or prepaid certified mail or overnight service addressed to Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 Attention: Marguerite E. H. Morrison.

     14.     HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     14.1 The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     14.4 This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     15.     NO PERSONAL LIABILITY

     Under the laws of the State of Maryland, the shareholders of Acquired Fund and Acquiring Fund have no personal liability for the debts or obligations of Acquired Fund or Acquiring Fund, respectively, as a result of their status as shareholders. In certain circumstances a shareholder may be liable for contribution to the extent that the shareholder accepted knowingly a distribution made in violation of the Charter or of Section 2-311 of the Corporations and Associations Article of the Annotated Code of Maryland.

     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by its President or Vice President.

                                         SPECIAL MONEY MARKET FUND, INC.


                                         By:
                                             -----------------------------------
                                         Judy A. Rice
                                         PRESIDENT


                                         MONEYMART ASSETS, INC.


                                         By:
                                             -----------------------------------
                                         Robert F. Gunia
                                         VICE PRESIDENT

             TABLE OF CONTENTS TO THE PROXY STATEMENT AND PROSPECTUS

2      VOTING INFORMATION
4      Vote Required
4      APPROVAL OF THE TRANSACTION SYNOPSIS
4      Investment Objectives and Policies
5      Investment Advisory Services
5      Expense Structures
5      Purchases, Redemptions, Exchanges and Distributions
5      Tax Considerations
5      Appraisal Rights
6      Potential Benefits from Transaction
6      THE PROPOSED TRANSACTION
6      Fund Operating Expenses
7      Shareholder Fees
7      Operating Expense Tables
9      Examples of the Effect of Fund Expenses
10     Pro Forma Capitalization
10     Anticipated Impact of the Wachovia Redemptions
11     Performance Comparisons of the Funds
13     INVESTMENT OBJECTIVES AND POLICIES
13     Investment Objectives
13     Principal Investment Strategies
14     COMPARISON OF OTHER POLICIES OF THE FUNDS
14     Investment Restrictions
14     COMPARISON OF PRINCIPAL RISK FACTORS
15     OPERATIONS OF MONEYMART FOLLOWING THE TRANSACTION
15     PURCHASES, REDEMPTIONS, EXCHANGES AND DISTRIBUTIONS
15     Purchasing Shares
15     Redeeming Shares
16     Purchases and Redemptions of Special Money Fund
16     Exchanges of Fund Shares
16     Dividends and Other Distributions
16     THE PROPOSED TRANSACTION
16     Agreement and Plan of Reorganization
17     Reasons for the Transaction
17     Description of the Securities to be Issued
18     U.S. Federal Income Tax Considerations
19     Conclusion
19     ADDITIONAL INFORMATION ABOUT MONEYMART
19     MISCELLANEOUS
19     Legal Matters
19     Independent Auditors
19     Available Information
20     Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees
20     SHAREHOLDER PROPOSALS
20     OTHER BUSINESS
A-1    ATTACHMENT A: Agreement and Plan of Reorganization
       ENCLOSURES: Annual Report of MoneyMart for the fiscal year ended December
       31, 2003. Prospectus of MoneyMart.

                             MONEYMART ASSETS, INC.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102
                                 (800) 225-1852

                       STATEMENT OF ADDITIONAL INFORMATION

                                 DATED MAY  , 2004

                         SPECIAL MONEY MARKET FUND, INC.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102
                                 (800) 225-1852

     This Statement of Additional Information specifically relates to the proposed transaction (Transaction) between Special Money Market Fund, Inc. (Special Money Fund) and MoneyMart Assets, Inc. (MoneyMart), under which Special Money Fund will transfer all of its assets to, and all of its liabilities will be assumed by, MoneyMart. MoneyMart will be the surviving fund, and each whole and fractional share of Special Money Fund shall be exchanged for whole and fractional shares of equal net asset value of MoneyMart to occur on August 17, 2004, or such later date as the parties may agree. This Statement of Additional Information consists of this cover page and the following described documents, each of which are included herein unless noted otherwise:

     1. Statement of Additional Information of MoneyMart dated February 27, 2004 (incorporated by reference).


     2. Annual Report of Special Money Fund for the fiscal year ended June 30, 2003.

     3. Annual Report of MoneyMart for the fiscal year ended December 31, 2003.

     4. Semi-Annual Report of Special Money Fund for the six-month period ended December 31, 2003. The Semi-Annual Report is unaudited, and reflects all adjustments which, in the opinion of management of Special Money Fund, are necessary to a fair statement of the results for the six-month period ended December 31, 2003.

     This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus and Proxy Statement dated May , 2004, relating to the above-referenced matter. A copy of the Prospectus and Proxy Statement may be obtained from MoneyMart without charge by writing or calling MoneyMart at the address or phone number listed above.

                              FINANCIAL STATEMENTS

     The Annual Reports of Special Money Fund and MoneyMart, for the fiscal years ended June 30, 2003 and December 31, 2003, respectively, each including audited financial statements, the notes thereto and the report of their independent auditors thereon, are included herein. The Semi-Annual Report of Special Money Fund, for the six-month period ended December 31, 2003 and the notes thereto, is also included herein.

ANNUAL REPORT
JUNE 30, 2003


Special Money Market Fund, Inc.

FUND TYPE
Money market

OBJECTIVE
High current income consistent with the preservation of principal and liquidity


This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Special Money Market Fund, Inc.

Performance at a Glance

FUND OBJECTIVE
The Special Money Market Fund, Inc. (the Fund) seeks high current income consistent with the preservation of principal and liquidity. There can be no assurance that the Fund will achieve its investment objective.


Money Market Fund Yield Comparison

                        Special Money         iMoneyNet, Inc.
                     Market Fund, Inc.--       Taxable Prime
                          Class B/C             Retail Avg.
                     -------------------      ---------------
06/25/02                    1.22                    1.16
07/02/02                    1.26                    1.16
07/09/02                    1.26                    1.14
07/16/02                    1.23                    1.14
07/23/02                    1.18                    1.13
07/30/02                    1.18                    1.12
08/06/02                    1.17                    1.11
08/13/02                    1.16                    1.10
08/20/02                    1.16                    1.09
08/27/02                    1.15                    1.08
09/03/02                    1.13                    1.09
09/10/02                    1.19                    1.07
09/17/02                    1.19                    1.07
09/24/02                    1.19                    1.07
10/01/02                    1.19                    1.07
10/08/02                    1.15                    1.04
10/15/02                    1.14                    1.04
10/22/02                    1.15                    1.03
10/29/02                    1.14                    1.04
11/05/02                    1.15                    1.03
11/12/02                    1.10                    0.94
11/19/02                    1.03                    0.88
11/26/02                    0.97                    0.83
12/03/02                    0.93                    0.81
12/10/02                    0.86                    0.78
12/17/02                    0.82                    0.77
12/24/02                    0.79                    0.75
12/31/02                    0.77                    0.74
01/07/03                    0.76                    0.72
01/14/03                    0.76                    0.70
01/21/03                    0.72                    0.68
01/28/03                    0.70                    0.66
02/04/03                    0.72                    0.65
02/11/03                    0.74                    0.64
02/18/03                    0.69                    0.63
02/25/03                    0.69                    0.62
03/04/03                    0.65                    0.62
03/11/03                    0.62                    0.60
03/18/03                    0.61                    0.59
03/25/03                    0.56                    0.58
04/01/03                    0.54                    0.58
04/08/03                    0.55                    0.57
04/15/03                    0.54                    0.57
04/22/03                    0.53                    0.56
04/29/03                    0.44                    0.55
05/06/03                    0.37                    0.55
05/13/03                    0.37                    0.54
05/20/03                    0.36                    0.54
05/27/03                    0.36                    0.53
06/03/03                    0.33                    0.54
06/10/03                    0.32                    0.53
06/17/03                    0.29                    0.51
06/24/03                    0.22                    0.48

SOURCE:  STATE STREET BANK FOR PRUDENTIAL FUNDS
         IMONEYNET, INC. FOR UNIVERSE AVERAGES
RUN DATE: JULY 3, 2003

Past performance is not indicative of future results. The graph portrays weekly 7-day current yields for Special Money Market Fund, Inc.--Class B/C shares and the iMoneyNet, Inc. Taxable Prime Retail Average every Tuesday from June 25, 2002 to June 24, 2003, the closest dates to the beginning and end of our reporting period. The data portrayed at the end of the reporting period in the graph may not match the data portrayed in the Fund Facts table as of June 30, 2003.

Annual Report      June 30, 2003

Fund Facts                                                         As of 6/30/03

                                  7-Day       Net Asset    Weighted Avg.    Net Assets
                              Current Yield  Value (NAV)  Maturity (WAM)    (Millions)
Class A                           0.06%        $ 1.00        66 Days          $   3
Class B*                          0.18%        $ 1.00        66 Days          $   6
Class C*                          0.18%        $ 1.00        66 Days          $   2
Class B/C*                        0.18%        $ 1.00        66 Days          $ 193
Class Z*                          0.18%        $ 1.00        66 Days          $   3
iMoneyNet, Inc.
Taxable Prime Retail Avg.**       0.48%           N/A        58 Days            N/A

Note: Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

*Class B, Class C, Class B/C, and Class Z shares are not subject to distribution and service (12b-1) fees.

**iMoneyNet, Inc. reports a 7-day current yield and WAM on Tuesdays. This is the data of all funds in the iMoneyNet, Inc. Taxable Prime Retail Average category as of June 24, 2003, the closest date to the end of our reporting period.


Weighted Average Maturity Comparison

                                             iMoneyNet, Inc.
                       Special Money          Taxable Prime
                     Market Fund, Inc.         Retail Avg.
                     -----------------       ---------------
06/25/02                    44                    61
07/02/02                    44                    60
07/09/02                    40                    58
07/16/02                    43                    59
07/23/02                    46                    59
07/30/02                    46                    59
08/06/02                    42                    59
08/13/02                    42                    59
08/20/02                    39                    60
08/27/02                    44                    60
09/03/02                    43                    58
09/10/02                    40                    57
09/17/02                    45                    57
09/24/02                    47                    57
10/01/02                    46                    56
10/08/02                    44                    56
10/15/02                    43                    56
10/22/02                    41                    58
10/29/02                    40                    57
11/05/02                    43                    57
11/12/02                    46                    58
11/19/02                    52                    59
11/26/02                    54                    59
12/03/02                    44                    56
12/10/02                    40                    56
12/17/02                    51                    58
12/24/02                    53                    57
12/31/02                    56                    54
01/07/03                    54                    53
01/14/03                    52                    53
01/21/03                    50                    53
01/28/03                    54                    53
02/04/03                    52                    52
02/11/03                    45                    54
02/18/03                    44                    53
02/25/03                    49                    54
03/04/03                    45                    53
03/11/03                    46                    55
03/18/03                    60                    57
03/25/03                    61                    58
04/01/03                    61                    57
04/08/03                    59                    57
04/15/03                    60                    57
04/22/03                    61                    56
04/29/03                    55                    57
05/06/03                    56                    56
05/13/03                    51                    56
05/20/03                    46                    56
05/27/03                    58                    55
06/03/03                    39                    54
06/10/03                    52                    56
06/17/03                    58                    58
06/24/03                    54                    58

SOURCE:  STATE STREET BANK FOR PRUDENTIAL FUNDS
         IMONEYNET, INC. FOR UNIVERSE AVERAGES
RUN DATE: JULY 3, 2003

Past performance is not indicative of future results. The graph portrays weekly WAMs for Special Money Market Fund, Inc. and the iMoneyNet, Inc. Taxable Prime Retail Average every Tuesday from June 25, 2002 to June 24, 2003, the closest dates to the beginning and end of our reporting period. The data portrayed at the end of the reporting period in the graph may not match the data portrayed in the Fund Facts table as of June 30, 2003.

                                                                 August 15, 2003

DEAR SHAREHOLDER,

Developments in the United States and abroad encouraged large swings in the value of stocks and a trend toward lower interest rates that drove impressive gains in bonds during the 12-month reporting period of the Fund. In this volatile investment environment, money market funds remained a comparatively safe haven for many investors, even though their yields declined toward record low levels.

Market conditions may remain challenging, but regardless of the future direction of stocks and bonds, it is important to remember that a wise investor plans today for tomorrow's needs. Current market activity should have little impact on planning for your long-term investment goals. Whether you are investing for your retirement, your children's education, or some other purpose, a diversified asset allocation strategy is a disciplined approach to investing that may help you make more consistent progress toward your goals.

We recommend that you develop a personal asset allocation strategy in consultation with a financial professional who knows you, who understands your reasons for investing, the time you have to reach your goals, and the amount of risk you are comfortable assuming. Your financial professional can help you choose the appropriate funds to implement your strategy.

On the following pages the Special Money Market Fund's management team explains conditions in the money markets and the Fund's performance. I was named president of the Fund in March 2003. As always, thank you for your continued confidence in our mutual funds. We look forward to serving your future investment needs.


Sincerely,

/s/ Judy A. Rice

Judy A. Rice, President
Special Money Market Fund, Inc.

Special Money Market Fund, Inc.

Annual Report    June 30, 2003

INVESTMENT ADVISER'S REPORT
MARKET OVERVIEW AND PERFORMANCE SUMMARY
Interest rates generally declined during our fiscal year that began July 1, 2002 amid a climate of economic uncertainty in the United States. Early in the reporting period, accounting scandals at certain U.S. firms pressured stock prices and undermined consumer confidence in the economy. As the reporting period continued, there were concerns about the United States' involvement in a war in Iraq, high oil prices, and other geopolitical matters.

The Federal Reserve (the Fed) reduced the federal funds rate in November 2002 and June 2003 in an effort to stimulate economic growth. The Fed cut its target for the overnight bank lending rate by a total of three-quarters of a percentage point to 1.00%, the lowest level in many years. Meanwhile, the average seven-day compound yield for taxable money market funds reached very low levels late in the reporting period.

In this declining-interest-rate environment, we tried to maximize interest income in the Fund by investing in a diversified portfolio of high-quality debt securities. Our portfolio consisted of longer-term money market securities that tend to offer relatively higher yields, and shorter-term securities that we believed provided a degree of flexibility to the Fund. Proceeds of the shorter-term securities were readily available to invest during brief intervals when interest rates temporarily edged higher. The Fund's net asset value (NAV) remained at $1.00 per share throughout its fiscal year.

INVESTING AMID HISTORICALLY LOW RATES
We positioned the Fund's weighted average maturity (WAM) shorter than its competitive average early in our reporting period. (WAM, expressed in days, takes into account the maturity and quantity of each security held in a portfolio. It indicates a portfolio's sensitivity to changes in interest rates.) However, we began to lengthen the WAM later in 2002 by investing in corporate securities that mature in one year to lock in their yields.

In 2003 we altered our strategy as yields continued to fall and the money market yield curve inverted. We generally bought securities that matured in two or three months in an effort to position the Fund's WAM more in line with its competitive average.

IMPACT OF SECTOR SELECTION ON THE FUND
One sector that we believed had value was federal agency securities, particularly those scheduled to mature in 13 months that could be retired early (or called) by their issuers in three months. These callable securities featured attractive yields to compensate investors for this early maturity option. Although many federal agency securities were called as interest rates slid progressively lower, they benefited the Fund by providing incremental yield during the time they were held in the portfolio.

The Fund owns adjustable-rate securities whose rates are reset monthly or quarterly. If economic growth eventually accelerates in 2003 and money market yields begin to rise, we believe these securities will enhance the Fund's interest income as their rates reset to higher levels.


Special Money Market Fund Management Team

  Special Money Market Fund, Inc.    Money Market Series

     Portfolio of Investments as of June 30, 2003

Principal
Amount
(000)         Description                                         Value (Note 1)
--------------------------------------------------------------------------------
Bank Notes  18.8%
              American Express Centurion Bank
$     4,000     1.084%, 7/29/03(a)                                $    3,999,669
              Bank One N.A.
     10,000     1.244%, 9/26/03(a)                                    10,006,242
              Chase Manhattan Corp.
      3,000     1.269%, 9/15/03(a)                                     3,000,778
              FleetBoston Financial Corp.
      9,265     1.43%, 7/14/03(a)                                      9,265,431
              JP Morgan Chase & Co.
      5,000     1.415%, 8/5/03(a)                                      5,003,740
      1,000     1.38%, 8/26/03(a)                                      1,000,313
              U.S. Bancorp
      1,675     5.875%, 11/1/03                                        1,700,054
              Wachovia Corp.
      4,500     6.625%, 6/15/04                                        4,733,145
                                                                  --------------
                                                                      38,709,372
--------------------------------------------------------------------------------
Certificates of Deposit - Yankee  10.9%
              Banco Bilbao Vizcaya Argentaria
      4,000     1.165%, 7/16/03(a)                                     4,000,000
      5,000     1.30%, 7/16/03                                         5,000,000
      1,700     1.29%, 8/6/03                                          1,700,000
              BNP Paribas Grand Cayman
      3,759     1.375%, 7/1/03                                         3,759,000
              Dresdner Bank AG
      4,000     1.30%, 7/3/03(a)                                       4,000,000
              Royal Bank of Scotland PLC
      4,000     1.35%, 4/19/04                                         4,000,000
                                                                  --------------
                                                                      22,459,000
--------------------------------------------------------------------------------
Commercial Paper  41.9%
              Aventis
      1,000     1.00%, 7/8/03                                            999,806
              BASF Aktiengesellschaft
        991     1.03%, 7/30/03                                           990,178

See Notes to Financial Statements

Principal
Amount
(000)         Description                                         Value (Note 1)
--------------------------------------------------------------------------------
              Cargill, Inc.
$     1,647     1.02%, 11/5/03                                    $    1,641,073
              Danske Corp.
      2,400     1.25%, 7/28/03                                         2,397,750
              Delaware Funding Corp.
      1,262     1.00%, 7/22/03                                         1,261,264
              Fleet Funding Corp.
        835     1.05%, 7/23/03                                           834,464
              Forrestal Funding Trust
      4,443     1.03%, 7/21/03                                         4,440,458
      3,000     1.26%, 7/30/03                                         2,996,955
              Fortis Funding LLC
     10,000     1.08%, 7/18/03                                         9,994,900
              HBOS Treasury Services PLC
      2,705     1.05%, 9/23/03                                         2,698,373
              Intrepid Funding Trust
      3,000     1.00%, 7/31/03                                         2,997,500
              Market Street Funding Corp.
      6,000     1.11%, 7/21/03                                         5,996,300
              Nationwide Building Society
      5,000     1.05%, 9/23/03                                         4,987,750
              New Center Asset Trust
      5,000     1.27%, 8/29/03                                         4,989,593
              PB Finance Delaware, Inc.
      3,000     1.25%, 7/31/03                                         2,996,875
              Prudential PLC
     10,000     1.21%, 8/19/03                                         9,983,531
              San Paolo U.S. Financial Co.
      2,000     1.15%, 7/14/03                                         1,999,169
              Sony Global Treasury Services
      8,000     1.20%, 8/20/03                                         7,986,667
              Stadshypotek Delaware, Inc.
      3,454     1.03%, 8/12/03                                         3,449,849
              Swiss Re Financial Products Corp.
      5,587     1.26%, 7/22/03                                         5,582,893
      3,227     1.23%, 7/29/03                                         3,223,913
              Toyota Motor Credit Corp.
      1,010     1.04%, 11/25/03                                        1,005,711

                                               See Notes to Financial Statements

Principal
Amount
(000)         Description                                         Value (Note 1)
--------------------------------------------------------------------------------
              Westpac Trust Securities Ltd.
$     1,900     1.05%, 7/29/03                                    $    1,898,448
      1,200     1.05%, 8/14/03                                         1,198,460
                                                                  --------------
                                                                      86,551,880
--------------------------------------------------------------------------------
Other Corporate Obligations  29.1%
              American Express Credit Corp.
      2,000     1.349%, 7/7/03(a)                                      2,000,000
              Associates Corp. of North America
      1,475     5.50%, 8/15/03                                         1,511,839
              Caterpillar Financial Services Corp.
      1,000     1.46%, 8/4/03(a)                                       1,000,237
      2,200     7.34%, 9/30/03                                         2,232,670
              General Electric Capital Assurance Corp.
      2,000     1.1375%, 7/22/03(a)(b)
                (cost $2,000,000; purchased 7/22/02)                   2,000,000
              General Electric Capital Corp.
      6,000     1.17%, 7/17/03(a)                                      6,000,000
              Goldman Sachs Group LP
      8,000     1.269%, 9/15/03(a)                                     8,000,000
              Merrill Lynch & Co., Inc.
      5,000     1.313%, 7/11/03(a)                                     5,000,000
      3,000     5.70%, 2/6/04                                          3,080,673
              Metropolitan Life Insurance Co.
      2,000     1.388%, 7/3/03(a)(b)
                (cost $2,000,000; purchased 9/26/02)                   2,000,000
              Morgan Stanley
      5,000     1.28%, 7/15/03(a)                                      5,000,000
              Park Granada LLC
      1,286     1.05%, 7/21/03                                         1,285,250
      7,000     1.12%, 7/25/03                                         6,994,773
      1,147     1.31%, 7/28/03                                         1,145,873
              Toyota Motor Credit Corp.
      8,599     5.625%, 11/13/03                                       8,726,918
              Wal Mart Stores, Inc.
      1,040     7.50%, 5/15/04                                         1,097,453

See Notes to Financial Statements

Principal
Amount
(000)         Description                                         Value (Note 1)
--------------------------------------------------------------------------------
              Wells Fargo & Co.
$     3,000     7.25%, 7/14/03                                    $    3,006,301
                                                                  --------------
                                                                      60,081,987
--------------------------------------------------------------------------------
U.S. Government Agency Obligation  2.4%
              Federal Home Loan Banks
      4,000     1.25%, 7/2/04                                          4,000,000
              Federal National Mortgage Assoc.
      1,000     5.625%, 5/14/04                                        1,038,316
                                                                  --------------
                                                                       5,038,316
                                                                  --------------
              Total Investments  103.1%
                (amortized cost $212,840,555)(c)                     212,840,555
              Liabilities in excess of other assets  (3.1%)           (6,431,068)
                                                                  --------------
              Net Assets 100%                                     $   206,409,487
                                                                  ==============

----------
(a) Variable rate instrument. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(b) Private placement restricted as to resale and does not have a readily available market; the aggregate cost of such securities is $4,000,000, and is approximately 1.9% of net assets.
(c) Federal income tax basis is the same as for financial reporting purposes.

                                               See Notes to Financial Statements

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2003 was as follows:

Commercial Bank                                                          39.2%
Bank Holding Companies-Domestic                                          16.8
Security Brokers & Dealers                                               10.2
Life Insurance                                                            6.8
Asset-Backed Securities                                                   6.3
Motor Vehicle                                                             4.7
Fire, Marine, Casualty Insurance                                          4.3
Phone Records, Tape & Disk                                                3.9
Short-Term Business Credit                                                2.9
Federal Credit Agencies                                                   2.4
Construction Machinery & Equipment                                        1.6
Finance Services                                                          1.0
Grain Mills Products                                                      0.8
Personal Credit                                                           0.7
Chemicals & Allied Products                                               0.5
Pharmaceutical                                                            0.5
Variety Stores                                                            0.5
                                                                        -----
                                                                        103.1
Liabilities in excess of other assets                                    (3.1)
                                                                        -----
                                                                        100.0%
                                                                        =====

See Notes to Financial Statements

  Special Money Market Fund, Inc.    Money Market Series

     Statement of Assets and Liabilities

                                                                   June 30, 2003
--------------------------------------------------------------------------------
ASSETS
Investments, at amortized cost which approximates market
  value                                                            $ 212,840,555
Cash                                                                       3,154
Receivable for Series shares sold                                        874,210
Interest receivable                                                      486,460
Prepaid expenses                                                           4,316
                                                                   -------------
      Total assets                                                   214,208,695
                                                                   -------------
LIABILITIES
Payable for investments purchased                                      7,020,332
Payable for Series shares reacquired                                     530,459
Accrued expenses                                                         154,243
Management fee payable                                                    86,782
Dividends payable                                                          7,121
Distribution fee payable                                                     271
                                                                   -------------
      Total liabilities                                                7,799,208
                                                                   -------------
NET ASSETS                                                         $ 206,409,487
                                                                   =============
Net assets were comprised of:
      Common stock, $0.001 par value per share                     $     206,409
      Paid-in capital in excess of par                               206,203,078
                                                                   -------------
Net assets, June 30, 2003                                          $ 206,409,487
                                                                   =============

                                               See Notes to Financial Statements

                                                                   June 30, 2003
--------------------------------------------------------------------------------
Class A:
   Net asset value, offering price and redemption price per share
      ($2,574,245 / 2,574,245 shares of common stock
      issued and outstanding)                                          $    1.00
                                                                       =========
Class B:
   Net asset value, offering price and redemption price per share
      ($6,007,678 / 6,007,678 shares of common stock
      issued and outstanding)                                          $    1.00
                                                                       =========
Class C:
   Net asset value, offering price and redemption price per share
      ($2,182,762 / 2,182,762 shares of common stock
      issued and outstanding)                                          $    1.00
                                                                       =========
Class B/C:
   Net asset value, offering price and redemption price per share
      ($193,129,763 / 193,129,763 shares of common
      stock issued and outstanding)                                    $    1.00
                                                                       =========
Class Z:
   Net asset value, offering price and redemption price per share
      ($2,515,039 / 2,515,039 shares of common
      stock issued and outstanding)                                    $    1.00
                                                                       =========

See Notes to Financial Statements

     Statement of Operations

                                                                       Year
                                                                       Ended
                                                                   June 30, 2003
--------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest and discount earned                                    $   3,972,993
                                                                   -------------
Expenses
   Management fee                                                      1,230,590
   Distribution fee--Class A                                               3,093
   Transfer agent's fees and expenses                                    331,000
   Custodian's fees and expenses                                          97,000
   Reports to shareholders                                                89,000
   Registration fees                                                      82,000
   Legal fees and expenses                                                48,000
   Audit fee                                                              27,000
   Directors' fees                                                         9,000
   Insurance expense                                                       4,000
   Miscellaneous                                                           3,389
                                                                   -------------
      Total expenses                                                   1,924,072
                                                                   -------------
Net investment income                                                  2,048,921
REALIZED GAIN ON INVESTMENTS
Net realized gain on investment transactions                               5,996
                                                                   -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $   2,054,917
                                                                   =============

                                               See Notes to Financial Statements

     Statement of Changes in Net Assets

                                                         Year Ended June 30,
                                                   ------------------------------
                                                        2003             2002
---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                           $   2,048,921    $   5,240,214
   Net realized gain on investment transactions            5,996           32,513
                                                   -------------    -------------
   Net increase in net assets resulting from
      operations                                       2,054,917        5,272,727
                                                   -------------    -------------
Dividends and distributions to shareholders
   (Note 1)
   Class A                                               (16,465)         (39,290)
   Class B                                               (23,153)              --
   Class C                                                (9,756)              --
   Class B/C                                          (1,995,994)      (5,232,392)
   Class Z                                                (9,549)          (1,045)
                                                   -------------    -------------
                                                      (2,054,917)      (5,272,727)
                                                   -------------    -------------
Fund share transactions (at $1 per share)
   Proceeds from shares sold                         236,444,840      213,585,675
   Net asset value of shares issued to
      shareholders in reinvestment of dividends
      and distributions                                1,838,509        4,634,585
   Cost of shares reacquired                        (257,976,620)    (256,994,405)
                                                   -------------    -------------
   Net decrease in net assets from Series share
      transactions                                   (19,693,271)     (38,774,145)
                                                   -------------    -------------
Total decrease                                       (19,693,271)     (38,774,145)
NET ASSETS
Beginning of year                                    226,102,758      264,876,903
                                                   -------------    -------------
End of year                                        $ 206,409,487    $ 226,102,758
                                                   =============    =============

See Notes to Financial Statements

  Special Money Market Fund, Inc.    Money Market Series

     Notes to Financial Statements

      Special Money Market Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company consisting of only the Money Market Series (the "Series"). Investment operations of the Series commenced on January 22, 1990.

      The investment objective of the Series is high current income consistent with the preservation of principal and liquidity. The Series invests in a diversified portfolio of high quality money market securities maturing in 13 months or less. The ability of issuers of securities held by the Series to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Portfolio securities are valued at amortized
cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. If the amortized cost method is determined not to represent fair value, the value shall be determined by or under the direction of the Board of Directors.

      The Fund may hold up to 10% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law ("restricted securities"). The restricted security held by the Fund at June 30, 2003 includes registration rights under which the Fund may demand registration by the issuer. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. The Fund amortizes premiums and accretes discounts on purchases of portfolio securities as adjustments to interest income. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Federal Income Taxes:    It is the Fund's policy to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Dividends and Distributions:    The Fund declares daily dividends from net
investment income and net realized short-term capital gains. Payment of dividends is made monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ("PI" or "Manager"). Pursuant to a subadvisory agreement between PI and Prudential Investment Management, Inc. ("PIM" or "Subadviser"), PIM furnishes investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, PIM, subject to the supervision of PI, is responsible for managing the assets of the Fund in accordance with its investment objective and policies. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly at an annual rate of .50% of the average daily net assets of the Fund.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), which acts as the distributor of the Class A, Class B, Class C, Class B/C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A shares, pursuant to a plan of distribution (the "Class A Plan"), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class B, Class C, Class B/C and Class Z shares of the Fund.

      Pursuant to the Class A Plan, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .125 of 1% of the average daily net assets of Class A for the year ended June 30, 2003.

      PI, PIM and PIMS are indirect wholly-owned subsidiaries of Prudential Financial, Inc. ("Prudential").

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ("PMFS"), an affiliate of PI and an indirect wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended June 30, 2003, the Fund incurred fees of approximately $266,800 for the services of PMFS. As of June 30, 2003, approximately $20,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

      The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately

$24,700 in total networking fees, of which the amount relating to the services of Prudential Securities, Inc. ("PSI"), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, was approximately $23,400 for the year ended June 30, 2003. As of June 30, 2003, approximately $1,600 of such fees were due to PSI. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.

      Effective July 1, 2003, PSI became a division of Wachovia Securities LLC of which Prudential holds a minority interest.

Note 4. Capital
The Series offers Class A, Class B, Class C, Class B/C and Class Z shares.

      Prior to September 9, 2002 investors who held either Class B or Class C shares in the Strategic Partners funds who wished to exchange their shares for shares of the Fund received Class B/C shares of the Fund. Class B/C shares of the Fund have no front-end or back-end sales charges, and carry no 12b-1 fee. Effective September 9, 2002 investors who held Class B shares of any of the Strategic Partners funds who wish to exchange into the Fund will receive Class B shares of the Fund. Similarly, investors who held Class C shares of any of the Strategic Partners funds will receive Class C shares of the Fund. Class B and Class C shares of the Fund, like Class B/C, have no front-end or back-end charges, and carry no 12b-1 fees.

      The Strategic Partners investors who held Class B/C shares through September 9, 2002 have been grandfathered and will continue to hold those shares until they redeem.

      The Fund has authorized two billion shares of beneficial interest at $.001 par value.

      Transactions in shares of common stock (at $1 per share) were as follows:

                                                                           Shares and
                                                                         Dollar Amount
                                                                        ---------------
Class A
Year ended June 30, 2003:
Shares sold                                                             $     3,649,440
Shares issued in reinvestment of dividends and distributions                     14,864
Shares reacquired                                                            (3,254,307)
                                                                        ---------------
Net increase (decrease) in shares outstanding                           $       409,997
                                                                        ===============
Year ended June 30, 2002:
Shares sold                                                             $     3,080,571
Shares issued in reinvestment of dividends and distributions                     37,989
Shares reacquired                                                            (2,634,884)
                                                                        ---------------
Net increase (decrease) in shares outstanding                           $       483,676
                                                                        ===============

                                                                           Shares and
                                                                         Dollar Amount
                                                                        ---------------
Class B
September 9, 2002(a) through June 30, 2003:
Shares sold                                                             $    10,155,015
Shares issued in reinvestment of dividends and distributions                     18,199
Shares reacquired                                                            (4,165,536)
                                                                        ---------------
Net increase (decrease) in shares outstanding                           $     6,007,678
                                                                        ===============

Class C
September 9, 2002(a) through June 30, 2003:
Shares sold                                                             $     7,002,202
Shares issued in reinvestment of dividends and distributions                      8,299
Shares reacquired                                                            (4,827,739)
                                                                        ---------------
Net increase (decrease) in shares outstanding                           $     2,182,762
                                                                        ===============

Class B/C
Year ended June 30, 2003:
Shares sold                                                             $   212,997,652
Shares issued in reinvestment of dividends and distributions                  1,787,535
Shares reacquired                                                          (244,951,348)
                                                                        ---------------
Net increase (decrease) in shares outstanding                           $   (30,166,161)
                                                                        ===============
Year ended June 30, 2002:
Shares sold                                                             $   209,862,639
Shares issued in reinvestment of dividends and distributions                  4,595,697
Shares reacquired                                                          (254,358,693)
                                                                        ---------------
Net increase (decrease) in shares outstanding                           $   (39,900,357)
                                                                        ===============

Class Z
Year ended June 30, 2003:
Shares sold                                                             $     2,640,531
Shares issued in reinvestment of dividends and distributions                      9,612
Shares reacquired                                                              (777,690)
                                                                        ---------------
Net increase (decrease) in shares outstanding                           $     1,872,453
                                                                        ===============
Year ended June 30, 2002:
Shares sold                                                             $       642,465
Shares issued in reinvestment of dividends and distributions                        899
Shares reacquired                                                                  (828)
                                                                        ---------------
Net increase (decrease) in shares outstanding                           $       642,536
                                                                        ===============

----------
(a) Commencement of offering of Class B and Class C shares.

Note 5. Distributions and Tax Information
For the years ended June 30, 2003 and June 30, 2002, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets, of $2,054,917 and $5,272,727, respectively, was ordinary income.

Special Money Market Fund, Inc.    Money Market Series

     Financial Highlights

                                                            Class A
                                     -----------------------------------------------------
                                          Year Ended June 30,          January 26, 2001(b)
                                     ------------------------------          Through
                                         2003              2002           June 30, 2001
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period                               $  1.00          $  1.00             $  1.00
Net investment income and net
   realized gains                          .007             .019                .018
Dividends and distributions to
   shareholders                           (.007)           (.019)              (.018)
                                        -------          -------             -------
Net asset value, end of period          $  1.00          $  1.00             $  1.00
                                        =======          =======             =======
TOTAL RETURN(a):                            .71%            1.98%               1.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)         $ 2,574          $ 2,164             $ 1,681
Average net assets (000)                $ 2,474          $ 2,082             $   276
Ratios to average net assets:
   Expenses, including
      distribution and service
      (12b-1) fees                          .91%             .87%                .83%(c)
   Expenses, excluding
      distribution and service
      (12b-1) fees                          .78%             .74%                .70%(c)
   Net investment income                    .66%            1.87%               4.23%(c)

----------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of offering of Class A shares.
(c) Annualized.

See Notes to Financial Statements

                                                                    Class B
                                                              --------------------
                                                              September 9, 2002(b)
                                                                    Through
                                                                 June 30, 2003
----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $   1.00
Net investment income and net realized gains                            .006
Dividends and distributions to shareholders                            (.006)
                                                                    --------
Net asset value, end of period                                      $   1.00
                                                                    ========
TOTAL RETURN(a):                                                         .64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                     $  6,008
Average net assets (000)                                            $  4,394
Ratios to average net assets:(c)
   Expenses, including distribution and service (12b-1) fees             .78%
   Expenses, excluding distribution and service (12b-1) fees             .78%
   Net investment income                                                 .65%

----------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Commencement of offering of Class B shares. (See Note 4).
(c) Annualized.

                                               See Notes to Financial Statements

                                                                    Class C
                                                              --------------------
                                                              September 9, 2002(b)
                                                                    Through
                                                                 June 30, 2003
----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $   1.00
Net investment income and net realized gains                            .006
Dividends and distributions to shareholders                            (.006)
                                                                    --------
Net asset value, end of period                                      $   1.00
                                                                    ========
TOTAL RETURN(a):                                                         .64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                     $  2,183
Average net assets (000)                                            $  1,811
Ratios to average net assets:(c)
   Expenses, including distribution and service (12b-1) fees             .78%
   Expenses, excluding distribution and service (12b-1) fees             .78%
   Net investment income                                                 .67%

----------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Commencement of offering of Class C shares. (See Note 4).
(c) Annualized.

See Notes to Financial Statements

                                                                    Class B/C
                                                                -----------------
                                                                   Year Ended
                                                                  June 30, 2003
---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $    1.00
Net investment income and net realized gains                             .008
Dividends and distributions to shareholders                             (.008)
                                                                    ---------
Net asset value, end of year                                        $    1.00
                                                                    =========
TOTAL RETURN(a):                                                          .84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                       $ 193,130
Average net assets (000)                                            $ 236,506
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              .78%
   Expenses, excluding distribution and service (12b-1) fees              .78%
   Net investment income                                                  .84%

----------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                               See Notes to Financial Statements

                                                                                          Class B/C
                                                                    ---------------------------------------------------
                                                                                     Year Ended June 30,
                                                                    ---------------------------------------------------
                                                                       2002          2001          2000          1999
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $    1.00     $    1.00     $    1.00     $    1.00
Net investment income and net realized gains                             .020          .054          .052          .047
Dividends and distributions to shareholders                             (.020)        (.054)        (.052)        (.047)
                                                                    ---------     ---------     ---------     ---------
Net asset value, end of year                                        $    1.00     $    1.00     $    1.00     $    1.00
                                                                    =========     =========     =========     =========
TOTAL RETURN(a):                                                         2.11%         5.63%         5.32%         4.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                       $ 223,296     $ 263,196     $ 229,247     $ 320,524
Average net assets (000)                                            $ 246,999     $ 252,744     $ 308,237     $ 330,135
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              .74%          .70%          .68%          .65%
   Expenses, excluding distribution and service (12b-1) fees              .74%          .70%          .68%          .65%
   Net investment income                                                 2.11%         5.36%         5.17%         4.71%

See Notes to Financial Statements

                                                              Class Z
                                       -----------------------------------------------------
                                            Year Ended June 30,          January 26, 2001(b)
                                       ------------------------------          Through
                                            2003             2002           June 30, 2001
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period                                 $  1.00          $  1.00             $  1.00
                                          -------          -------             -------
Net investment income and net
   realized gains                            .008             .014                .001
Dividends and distributions to
   shareholders                             (.008)           (.014)              (.001)
                                          -------          -------             -------
Net asset value, end of period            $  1.00          $  1.00             $  1.00
                                          =======          =======             =======
TOTAL RETURN(a):                              .84%            1.43%                .08%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)           $ 2,515          $   643             $    50(d)
Average net assets (000)                  $ 1,419          $    83             $    50(d)
Ratios to average net assets:
   Expenses, including
      distribution and service
      (12b-1) fees                            .78%             .74%                .70%(c)
   Expenses, excluding
      distribution and service
      (12b-1) fees                            .78%             .74%                .70%(c)
   Net investment income                      .67%            1.27%               2.43%(c)

----------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of offering of Class Z shares.
(c) Ratios presented above have been annualized from the date of the first subscription which occurred on June 7, 2001.
(d) Figure is actual and not rounded to nearest thousand.

                                               See Notes to Financial Statements

Special Money Market Fund, Inc.    Money Market Series

     Report of Independent Auditors

To the Shareholders and Board of Directors of Special Money Market Fund, Inc.
Money Market Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Special Money Market Fund, Inc.--Money Market Series (the "Fund") at June 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 28, 2003

  Special Money Market Fund, Inc.    Money Market Series

     Important Notice for Shareholders (Unaudited)

      We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders. Please be advised that none of the dividends paid by the Fund qualify for state tax exclusion.

  Special Money Market Fund, Inc.    Money Market Series

     Management of the Fund (Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be "interested persons" of the Fund as defined in the 1940 Act are referred to as "Independent Directors." Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors." "Fund Complex" consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

David E.A. Carson (69), Director since 2003(3)

Oversees 97 portfolios in Fund complex(4)

Principal occupations (last 5 years): Director (January 2000-May 2000), Chairman (January 1999-December 1999). Chairman and Chief Executive Officer (January 1996-December 1998) and President, Chairman and Chief Executive Officer (1983-December 1997) of People's Bank.

Other Directorships held: Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (69), Director since 1996(3)

Oversees 107 portfolios in Fund complex(4)

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan
College.

Other Directorships held: Director of Storage Technology Corporation (since
1979) (technology), Chartered Semiconductor Manufacturing, Ltd. (since 1998) (Singapore), Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (since 2002) (software company); Director (since 1999) of First Financial Fund, Inc. and Director (since April 1999) of The High Yield Plus Fund, Inc.

Douglas H. McCorkindale (64), Director Since 2003(3)

Oversees 99 portfolios in Fund complex(4)

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media), formerly Vice Chairman (March 1994-May
2000) of Gannett Co., Inc.

Other Directorships held: Director of Gannett Co., Inc., Director of Continental Airlines Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since
1996).

Stephen P. Munn (61), Director since 2003(3)

Oversees 105 portfolios in Fund complex(4)

Principal occupations (last 5 years): Chairman of the Board (since 1994) and formerly Chief Executive Officer (1988-2001) and President of Carlisle Companies Incorporated.

Other Directorships held: Chairman of the Board (since January 1991) and Director (since 1988) of Carlisle Companies Incorporated (manufacturer of industrial products); Director of Gannet Co., Inc. (publishing and media).

Richard A. Redeker (60), Director since 2003(3)

Oversees 100 portfolios in Fund complex(4)

Principal occupations (last 5 years): Formerly Management Consultant of Invesmart, Inc. (August 2001-October 2001); formerly employee of Prudential Investments (October 1996-December 1998).

Other Directorships held: None

Robin B. Smith (63), Director since 1996(3)

Oversees 107 portfolios in Fund complex(4)

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-December 2002) of Publishers Clearing House.

Other Directorships held: Director of BellSouth Corporation (since 1992).

Stephen Stoneburn (60), Director since 1989(3)

Oversees 105 portfolios in Fund complex(4)

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held: None

Clay T. Whitehead (64), Director since 1999(3)

Oversees 104 portfolios in Fund complex(4)

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held: Director (since 2000) of First Financial Fund, Inc. and Director (since 2000) of The High Yield Plus Fund, Inc.

Interested Directors(1)

Robert F. Gunia (56), Director and Vice President since 1996(3)

Oversees 187 portfolios in Fund complex(4)

Principal occupations (last 5 years): Chief Administrative Officer (since June
1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC
(PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America; Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held: Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Judy A. Rice (55), Director and President since 2000(3)

Oversees 102 portfolios in Fund complex(4)

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Fund Services, Inc.; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held: None

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Marguerite E.H. Morrison (47), Chief Legal Officer and Assistant Secretary since 2003(3)

Principal occupations (last 5 years): Vice President and Chief Legal Officer--Mutual Funds and Unit Investment Trusts (since August 2000) of Prudential; Senior Vice President and Secretary (since April 2003) of PI; Senior Vice President and Secretary (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Vice President and Assistant Secretary of PIMS (since October 2001), previously Senior Vice President and Assistant Secretary (February 2001-April 2003) of PI, Vice President and Associate General Counsel (December 1996-February 2001) of PI.

Grace C. Torres (44), Treasurer and Principal Financial and Accounting Officer since 1997(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Jonathan D. Shain (45), Secretary since 2001(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.; Vice President and Assistant Secretary (since May 2003) of American Skandia Fund Services, Inc.; formerly Attorney with Fleet Bank, N.A. (January 1997-July 1998) and Associate Counsel (August 1994-January 1997) of New York Life Insurance Company.

Maryanne Ryan (38), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Vice President, Prudential (since November
1998), First Vice President, Prudential Securities Inc. (March 1997-May 1998); Anti-Laundering Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

----------
(1) "Interested" Director, as defined in the 1940 Act, by reason of employment with the Manager, (Prudential Investments LLC or PI), the Subadviser (Prudential Investment Management, Inc. or PIM) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2) Unless otherwise noted, the address of the Directors and Officers is c/o:
    Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3) There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Directors and/or Officer.

(4) The Fund Complex of all investment companies managed by PI. Effective
    May 1, 2003, the Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, American Skandia Advisor Funds, Inc. The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential's Gibraltar Fund.

Additional information about the Fund's Directors is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

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

FOR MORE INFORMATION

Special Money Market Fund, Inc.
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit our websites at:
www.jennisondryden.com
www.strategicpartners.com

DIRECTORS
David E.A. Carson
Robert F. Gunia
Robert E. La Blanc
Douglas H. McCorkindale
Stephen P. Munn
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Stephen D. Stoneburn
Clay T. Whitehead

Officers
Judy A. Rice, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Chief Legal
   Officer and Assistant Secretary
Jonathan D. Shain, Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Prudential Investment Management, Inc.
Gateway Center Two
100 Mulberry Street
Newark, NJ 07102

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004-2498

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL       MAY LOSE VALUE       ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR
GOVERNMENT AGENCY                                                     ANY BANK AFFILIATE

Fund Symbols    Nasdaq     CUSIP
------------    ------     -----
Class A         N/A        84741P102
Class B         N/A        84741P508
Class C         N/A        84741P607
Class B/C       PBSXX      84741P201
Class Z         N/A        84741P300

MF141E          IFS-A083198

ANNUAL REPORT
DECEMBER 31, 2003

     MONEYMART ASSETS, INC.

FUND TYPE
Money market

OBJECTIVE
Maximum current income consistent with stability of capital and the maintenance of liquidity

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Dear Shareholder,
                                                               February 23, 2004

As you may know, the mutual fund industry recently has been the subject of much media attention. As president of MoneyMart Assets, Inc., I'd like to provide you with an update on the issues as they pertain to your fund.

Regulators and government authorities have requested information regarding trading practices from many mutual fund companies across the nation. Our fund family has been cooperating with inquiries it has received, and at the same time, Prudential Financial, Inc. has been conducting its own internal review. This review encompasses the policies, systems, and procedures of our fund family, Prudential Financial's investment units and its proprietary distribution channels. The review also includes mutual fund trading activity by investment professionals who manage our funds.

MARKET TIMING
The frequent trading of shares in response to short-term fluctuations in the market is known as "market timing". When market timing occurs in violation of a fund's prospectus, in certain circumstances, a fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. The redemption may happen when it is not advantageous to sell securities and result in harming the fund's performance and/or subject the fund to additional transaction costs.

Prudential Investments LLC, the Fund's investment manager, has actively discouraged market timing and for years our mutual fund prospectuses have identified and addressed this issue. Prudential Investments has established operating policies and procedures that are designed to detect and deter frequent trading activities that would be disruptive to the management of our mutual fund portfolios, and has rejected numerous orders placed by market timers in the past.

LATE TRADING
The Securities and Exchange Commission requires that orders to purchase or redeem mutual fund shares be received either by the fund or by an intermediary (such as a broker, financial adviser, or 401(k) record keeper) before the time at which the fund calculates its net asset value (normally 4:00 p.m., Eastern time) if they are to receive that day's price. The policies of our mutual funds do not make and have not made allowances for the practice known as "late trading".

For more than 40 years we have offered investors quality investment products, financial guidance, and responsive customer service. Today we remain committed to this heritage and to the highest ethical principles in our investment practices.


Sincerely,

/s/ Judy A. Rice

Judy A. Rice, President
MoneyMart Assets, Inc.

YOUR FUND'S PERFORMANCE

FUND OBJECTIVE
The investment objective of MONEYMART ASSETS, INC. (the Fund) is to seek maximum current income consistent with stability of capital and the maintenance of liquidity. There can be no assurance that the Fund will achieve its investment objective.

The Fund is a diversified portfolio of high-quality, U.S. dollar-denominated money market securities issued by the U.S. government and its agencies, and major corporations and commercial banks of the United States and foreign countries. Maturities can range from one day to 13 months. We only purchase securities rated in one of the two highest rating categories by at least two major rating agencies, or if not rated, deemed to be of equivalent quality by our credit research staff.

                                      7-DAY             NET ASSET         WEIGHTED AVG.       NET ASSETS
   FUND FACTS as of 12/31/03      CURRENT YIELD        VALUE (NAV)       MATURITY (WAM)       (MILLIONS)
Class A                                    0.49%       $      1.00              48 Days       $  5,089.4

Class Z*                                   0.62%       $      1.00              48 Days       $    187.7

iMoneyNet, Inc.
Taxable Prime Retail Avg.**                0.39%               N/A              58 Days              N/A

Note: Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


*Class Z shares are not subject to distribution and service (12b-1) fees.

**iMoneyNet, Inc. regularly reports a 7-day current yield and WAM on Tuesdays.
  For purposes of this report, iMoneyNet, Inc. reported the 7-day current yield and WAM on the last Monday of the reporting period. This is the data of all funds in the iMoneyNet, Inc. Taxable Prime Retail Average category as of December 29, 2003, the closest date to the end of our reporting period.

[CHART]

MONEY MARKET FUND YIELD COMPARISON

                                               iMoneyNet, Inc.
                    MoneyMart Assets, Inc.      Taxable Prime
                       (Class A shares)          Retail Avg.
                    ----------------------     ---------------
12/31/02                    0.95                    0.76
01/07/03                    0.87                    0.73
01/14/03                    0.86                    0.71
01/21/03                    0.84                    0.69
01/28/03                    0.79                    0.67
02/04/03                    0.76                    0.66
02/11/03                    0.75                    0.65
02/18/03                    0.73                    0.64
02/25/03                    0.73                    0.63
03/04/03                    0.72                    0.63
03/11/03                    0.72                    0.61
03/18/03                    0.71                    0.60
03/25/03                    0.70                    0.58
04/01/03                    0.69                    0.59
04/08/03                    0.69                    0.58
04/15/03                    0.69                    0.57
04/22/03                    0.69                    0.56
04/29/03                    0.69                    0.56
05/06/03                    0.68                    0.56
05/13/03                    0.68                    0.55
05/20/03                    0.68                    0.55
05/27/03                    0.68                    0.54
06/03/03                    0.68                    0.55
06/10/03                    0.67                    0.53
06/17/03                    0.64                    0.52
06/24/03                    0.61                    0.49
07/01/03                    0.57                    0.45
07/08/03                    0.56                    0.43
07/15/03                    0.54                    0.42
07/22/03                    0.53                    0.41
07/29/03                    0.53                    0.40
08/05/03                    0.53                    0.40
08/12/03                    0.53                    0.39
08/19/03                    0.54                    0.40
08/26/03                    0.57                    0.38
09/02/03                    0.57                    0.39
09/09/03                    0.57                    0.39
09/16/03                    0.57                    0.39
09/23/03                    0.57                    0.38
09/30/03                    0.57                    0.39
10/07/03                    0.58                    0.39
10/14/03                    0.58                    0.39
10/21/03                    0.58                    0.39
10/28/03                    0.57                    0.39
11/04/03                    0.56                    0.39
11/11/03                    0.53                    0.39
11/18/03                    0.53                    0.39
11/25/03                    0.52                    0.39
12/02/03                    0.50                    0.40
12/09/03                    0.50                    0.39
12/16/03                    0.51                    0.39
12/22/03                    0.51                    0.40
12/29/03                    0.49                    0.39

[CHART]

WEIGHTED AVERAGE MATURITY COMPARISON

                                             iMoneyNet, Inc.
                                              Taxable Prime
                    MoneyMart Assets, Inc.     Retail Avg.
                    ----------------------   ---------------
12/31/02                    56                      54
01/07/03                    53                      53
01/14/03                    50                      53
01/21/03                    51                      53
01/28/03                    50                      53
02/04/03                    50                      52
02/11/03                    49                      54
02/18/03                    46                      53
02/25/03                    48                      54
03/04/03                    54                      53
03/11/03                    57                      55
03/18/03                    66                      57
03/25/03                    71                      58
04/01/03                    71                      57
04/08/03                    71                      57
04/15/03                    68                      57
04/22/03                    65                      56
04/29/03                    61                      57
05/06/03                    61                      56
05/13/03                    60                      56
05/20/03                    57                      56
05/27/03                    52                      55
06/03/03                    55                      54
06/10/03                    67                      56
06/17/03                    76                      58
06/24/03                    70                      58
07/01/03                    69                      59
07/08/03                    71                      58
07/15/03                    70                      58
07/22/03                    68                      60
07/29/03                    65                      58
08/05/03                    79                      60
08/12/03                    72                      59
08/19/03                    75                      59
08/26/03                    77                      60
09/02/03                    74                      59
09/09/03                    75                      59
09/16/03                    77                      60
09/23/03                    73                      59
09/30/03                    70                      58
10/07/03                    69                      59
10/14/03                    66                      57
10/21/03                    62                      60
10/28/03                    60                      60
11/04/03                    34                      59
11/11/03                    34                      59
11/18/03                    32                      60
11/25/03                    33                      61
12/02/03                    28                      59
12/09/03                    30                      60
12/16/03                    39                      61
12/22/03                    45                      60
12/29/03                    45                      58

Past performance is not indicative of future results. The graphs portray weekly 7-day current yields and weekly WAMs for MoneyMart Assets, Inc. (Class A shares
- yields only) and the iMoneyNet, Inc. Taxable Prime Retail Average every Tuesday from December 31, 2002 to December 29, 2003, the closest dates to the beginning and end of our reporting period. Note: iMoneyNet, Inc. regularly reports a 7-day current yield and WAM on Tuesdays. For purposes of this report, iMoneyNet, Inc. reported the final 7-day current yield and WAM on the last Monday of the reporting period. The data portrayed at the end of the reporting period in the graph may not match the data portrayed in the Fund Facts table as of December 31, 2003.

INVESTMENT ADVISER'S REPORT
PRUDENTIAL INVESTMENT MANAGEMENT, INC.

MEETING THE CHALLENGE POSED BY LOW INTEREST RATES IN 2003
Money market yields were volatile at low levels in 2003. This investment environment reflected changing economic conditions in the United States, an uncertain outlook for monetary policy, and geopolitical risks. Our approach to security selection and interest-rate risk aimed to enhance the Fund's yields and allow its shareholders easy access to their money. Throughout 2003, the Fund provided competitive yields, and its NAV remained at $1.00 per share.

As an essential component of our investment strategy, we maintained a diversified portfolio of high-quality, short-term debt securities of federal agencies, banks, and corporations that spanned the range of money market maturities. By altering this mix of securities, we adjusted the Fund's weighted average maturity (WAM), which is expressed in days and takes into account the maturity and quantity of each security held in the portfolio. WAM indicates the portfolio's sensitivity to changes in interest rates.

For much of the first two months of 2003, the Fund's WAM was shorter than that of its competitors as measured by the iMoneyNet, Inc. Taxable Prime Retail Average. During this time, money market yields declined as financial markets speculated that the Federal Reserve (the Fed) might cut short-term interest rates later in the year in an effort to promote growth in the sluggish U.S. economy.

In retrospect, at the beginning of the year, a longer-than-average WAM would have better insulated the Fund's interest income from the impact of declining yields. We repositioned the Fund's WAM significantly longer than average in March and early April by investing in longer-term money market securities when we believed it advantageous to do so. Our purchases were made as yields rose temporarily due to the hope that a recently begun war in Iraq would end quickly. This strategy benefited the Fund when the decline in money market yields resumed in earnest during the spring amid renewed speculation that the Fed would lower rates.

While some market participants expected rates to be reduced by half a percentage point, we did not anticipate such an aggressive move. Therefore we avoided significantly purchasing longer-term money market securities in May and early June as yields continued to fall. Instead, our patience was rewarded when yields rose amid disappointment that the Fed cut the interbank overnight lending rate by only a quarter of a percentage point to 1% in late June. Yields also turned higher in the summer of 2003 as signs of brisk economic growth led financial markets to conclude that the Fed had finished its 2 1/2-year rate-cutting campaign.

FINDING ATTRACTIVE VALUE IN FEDERAL AGENCY SECURITIES
In late summer, we took advantage of what we believed to be an attractive investment opportunity. The Federal Home Loan Mortgage Corporation (Freddie
Mac), a U.S. government-sponsored enterprise that buys mortgages and packages them into mortgage-backed securities sold to investors, restated its earnings higher because of accounting irregularities. As a result of this news, yield spreads on Freddie Mac notes became generally tighter relative to corporate debt issues with comparable maturities. This partly reflected uncertainty about how Freddie Mac and the Federal National Mortgage Association (Fannie Mae) would be regulated in the future to prevent such problems from recurring. We capitalized on this window of opportunity by purchasing unsecured Freddie Mac and Fannie Mae notes, which provided incremental yield that benefited the Fund.

In the autumn of 2003, we adjusted our strategy by selling longer-term money market securities and focusing our purchases on securities with shorter maturity dates. This reduced the Fund's interest-rate sensitivity and prepared the Fund to accommodate an outflow of assets in late 2003 associated with a joint venture between Prudential Securities Inc. and Wachovia Securities LLC. As the year drew to a close, we took advantage of attractive investment opportunities that typically emerge at year-end.

                       This Page Intentionally Left Blank

FINANCIAL STATEMENTS

DECEMBER 31, 2003                                                  ANNUAL REPORT

                                MONEYMART ASSETS

                       This Page Intentionally Left Blank

PORTFOLIO OF INVESTMENTS

as of December 31, 2003

PRINCIPAL
AMOUNT (000)   DESCRIPTION                                                        VALUE (NOTE 1)
BANK NOTE  0.8%

               American Express Centurion Bank
$     40,000       1.09%, 1/26/04                                                 $    40,000,000

CERTIFICATES OF DEPOSIT--CANADIAN  3.5%

               Canadian Imperial Bank of Commerce
     184,000       1.09%, 1/8/04                                                      184,000,000

CERTIFICATES OF DEPOSIT--DOMESTIC 7.7%

               First Tennessee Bank NA
      50,000       1.08%, 2/10/04                                                      49,999,440
               KBC Bank NV
     110,000       1.09%, 2/23/04                                                     109,999,192
               Wells Fargo Bank NA
      78,000       1.08%, 1/12/04                                                      77,999,881
     170,000       1.05%, 1/30/04                                                     169,999,316
                                                                                  ---------------
                                                                                      407,997,829

CERTIFICATES OF DEPOSIT--EURODOLLAR  1.9%

               HBOS Treasury Services PLC
     100,000       1.105%, 3/23/04                                                    100,001,136

CERTIFICATES OF DEPOSIT--YANKEE 5.7%

               Landesbank Hessen-Thuringren
      67,000       1.075%, 1/5/04                                                      66,999,798
               Natexis Banque Populaires
      85,000       1.10%, 3/17/04                                                      85,001,789
               Societe Generale NY
     100,000       1.33%, 3/31/04                                                     100,000,000
      25,000       1.16%, 4/12/04                                                      24,999,650
               UBS AG
      25,000       1.245%, 3/17/04                                                     24,999,740
                                                                                  ---------------
                                                                                      302,000,977

COMMERCIAL PAPER 57.0%

               Aegon Funding Corp.
      13,000       1.10%, 1/7/04                                                       12,997,617
      21,153       1.095%, 1/8/04                                                      21,148,496
      79,547       1.095%, 1/13/04                                                     79,517,965

               Alianz Finance Corp.
      40,000       1.06%, 3/9/04                                                       39,919,911
     100,000       1.09%, 3/17/04                                                      99,769,889

                                              See Notes to Financial Statements.

PRINCIPAL
AMOUNT (000)   DESCRIPTION                                                        VALUE (NOTE 1)
               Alliance & Leicester PLC
$     20,000       1.09%, 3/5/04                                                  $    19,961,244
               Amsterdam Funding Corp.
      34,879       1.09%, 1/15/04                                                      34,864,215
      50,000       1.10%, 1/20/04                                                      49,970,972
      40,000       1.09%, 1/21/04                                                      39,975,778
      17,843       1.09%, 1/22/04                                                      17,831,655
      20,499       1.09%, 1/26/04                                                      20,483,483
               Bear Stearns Co., Inc.
     100,000       1.09%, 1/30/04                                                      99,912,194
               Bradford & Bingley Building PLC
      45,000       1.10%, 1/8/04                                                       44,990,375
               Caisse Nationale Des Caisses
      25,000       1.09%, 3/12/04                                                      24,946,257
               Citigroup Global Markets Holdings, Inc.
     158,000       1.09%, 1/7/04                                                      157,971,297
      85,000       1.085%, 3/25/04                                                     84,784,808
               Den Norske Bank ASA
      45,000       1.09%, 2/13/04                                                      44,941,413
      70,000       1.09%, 3/15/04                                                      69,843,161
               Edison Asset Securitization LLC
     100,000       1.09%, 2/13/04                                                      99,869,805
     150,000       1.09%, 2/23/04                                                     149,759,292
               Falcon Asset Securitization Corp.
      89,000       1.09%, 1/28/04                                                      88,927,243
               GE Capital International Funding
      50,000       1.09%, 1/26/04                                                      49,962,153
      50,000       1.10%, 1/28/04                                                      49,958,750
      35,000       1.10%, 2/9/04                                                       34,958,291
               HBOS Treasury Services PLC
      51,000       1.09%, 3/16/04                                                      50,884,188
      90,000       1.09%, 3/22/04                                                      89,779,275
               Independence Funding LLC
      50,000       1.095%, 1/15/04                                                     49,978,708
      73,386       1.095%, 1/20/04                                                     73,343,589
               Long Lane Master Trust IV
      25,049       1.10%, 1/30/04                                                      25,026,804
       3,315       1.12%, 2/17/04                                                       3,310,153

               Market Street Funding Corp.
      58,000       1.10%, 1/29/04                                                      57,950,378
               Morgan Stanley Dean Witter Co.
     150,000       1.09%, 1/26/04                                                     149,886,458

See Notes to Financial Statements.

PRINCIPAL
AMOUNT (000)   DESCRIPTION                                                        VALUE (NOTE 1)
               Natexis Banques Populaires
$     50,000       1.09%, 3/11/04                                                 $    49,894,028
               New Center Asset Trust
      26,000       1.10%, 2/25/04                                                      25,956,306
               Nordeutsche Landesbank Luxembourg
      21,000       1.09%, 1/16/04                                                      20,990,462
      54,196       1.10%, 1/21/04                                                      54,162,880
      28,000       1.095%, 2/5/04                                                      27,970,192
               Preferred Receivables Funding Corp.
      27,000       1.09%, 1/26/04                                                      26,979,563
               Prudential PLC
     142,000       1.09%, 2/3/04                                                      141,858,119
      29,000       1.10%, 2/23/04                                                      28,953,036
               Schlumberger Technology Corp.
       9,288       1.10%, 3/1/04                                                        9,270,972
      42,000       1.09%, 3/8/04                                                       41,914,798
               Sheffield Receivables Corp.
     100,000       1.11%, 1/6/04                                                       99,984,583
      95,000       1.10%, 1/8/04                                                       94,979,681
      23,980       1.11%, 1/9/04                                                       23,974,085
               Stadshypotek Delaware, Inc.
     100,000       1.09%, 3/23/04                                                      99,751,722
      50,000       1.10%, 3/23/04                                                      49,874,722
               Svenska Handelsbank, Inc.
      53,000       1.09%, 2/10/04                                                      52,935,811
               Swiss RE Financial Products Corp.
      61,000       1.10%, 1/29/04                                                      60,947,811
               Tulip Funding Corp.
      35,009       1.09%, 1/12/04                                                      34,997,340
       8,573       1.10%, 1/20/04                                                       8,568,023
               Westpac Capital Corp.
      55,000       1.115%, 5/27/04                                                     54,749,590
               Westpac Trust Securities New Zealand
      60,175       1.14%, 6/4/04                                                       59,879,641
                                                                                  ---------------
                                                                                    3,006,019,182

LOAN PARTICIPATION  0.8%

               Countrywide Home Loan, Inc.
      42,000       1.15%, 1/23/04                                                      42,000,000

                                              See Notes to Financial Statements.

PRINCIPAL
AMOUNT (000)   DESCRIPTION                                                        VALUE (NOTE 1)
MUNICIPAL BONDS  4.5%

               Gulf Coast Wste. Disp. Auth. Texas Environ. Facs. Rev.,
                   ExxonMobil Proj.
$     24,100       1.27%, 1/2/04(b)                                               $    24,100,000
               Harris Cnty. Texas Hlth. Facs. Dev. Corp. Rev., St.
                   Lukes Episcopal Hosp., Ser. B
      20,000       1.39%, 1/2/04(b)                                                    20,000,000
               New York City Transitional Fin. Auth., NYC Recov.,
                   Ser. 3-Subser. 3B
      65,950       1.34%, 1/2/04(b)                                                    65,950,000
               NYC Recov., Ser. 3-Subser. 3H
      10,900       1.28%, 1/2/04(b)                                                    10,900,000
               Port Auth. NY & NJ Spec. Oblig. Rev., Versatile Structure Oblig.,
                   Ser. 2
      25,095       1.27%, 1/2/04(b)                                                    25,095,000
               Rhode Island St. Hlth. & Edl. Bldg. Corp. Rev., Hosp. Fin. Care New
                   England, Ser. A
      16,400       1.33%, 1/4/04(b)                                                    16,400,000
               Sevier Cnty. Tennessee Pub. Bldg. Auth., Adj.-Loc.
                   Govt. Pub. Impvt., Ser. IV-1
      14,115       1.34%, 1/2/04(b)                                                    14,115,000
               South Dakota St. Hlth. & Edl. Facs. Auth. Rev., Rapid City Reg.
                   Hosp.
      14,900       1.32%, 1/2/04(b)                                                    14,900,000
               Valdez Alaska Marine Term. Rev.,
      15,350       Exxon Pipeline Co., Proj. A 1.20%, 1/2/04(b)                        15,350,000
               Exxon Pipeline Co., Proj. B
      33,250       1.20%, 1/2/04(b)                                                    33,250,000
                                                                                  ---------------
                                                                                      240,060,000

OTHER CORPORATE OBLIGATIONS 7.1%

               American Express Credit Corp.
      45,000       1.20%, 1/5/04(d)                                                    45,000,000
               General Electric Capital Assurance Co.
                   1.22875%, 7/22/04(c)(d)
      49,000       (cost of $49,000,000, date purchased 7/17/03)                       49,000,000
               Goldman Sachs Group, Inc.
      40,000       1.31%, 3/15/04(d)                                                   40,000,000

               Merrill Lynch & Co., Inc.
      50,000       1.294%, 1/12/04(d)                                                  50,000,000

See Notes to Financial Statements.

PRINCIPAL
AMOUNT (000)   DESCRIPTION                                                        VALUE (NOTE 1)
               Metropolitan Life Insurance Co.
                   1.2425%, 2/9/04(c)(d)
$     23,000       (cost of $23,000,000, date purchased 2/5/03)                   $    23,000,000
                   1.27%, 10/4/04(b)
      53,000       (cost of $53,000,000, date purchased 9/26/02)                       53,000,000
               Morgan Stanley Dean Witter Co.
      43,000       1.2825%, 1/15/04(b)                                                 43,000,000
               Pacific Life Insurance
                   1.29%, 10/15/04(c)(d)
      38,000       (cost of $38,000,000, date purchased 7/1/03)                        38,000,000
               Travelers Insurance Co.
                   1.23%, 7/8/04(c)(d)
      34,000       (cost of $34,000,000, date purchased 6/30/03)                       34,000,000
                                                                                  ---------------
                                                                                      375,000,000

U.S. GOVERNMENT AGENCY OBLIGATION  12.1%

               Federal Home Loan Bank
      66,145       3.75%, 4/15/04                                                      66,614,419
     125,000       1.23%, 7/6/04                                                      125,000,000
               Federal National Mortgage Assoc.
      82,000       1.13%, 2/11/04                                                      81,894,471
     150,000       1.12%, 2/18/04                                                     149,776,000
      43,185       3.625%, 4/15/04                                                     43,476,158
      15,000       3.00%, 6/15/04                                                      15,120,330
      64,710       0.00%, 6/23/04                                                      64,362,831
      90,779       1.11%, 6/23/04                                                      90,291,971
                                                                                  ---------------
                                                                                      636,536,180

JOINT REPURCHASE AGREEMENT  0.1%

       4,209   Joint Repurchase Agreement Account,
                   1.00%, dated 12/31/03 due 1/2/04 in the amount of $4,209,234 value of collateral including accrued interest was $4,292,957
                   (cost $4,209,000; Note 5)                                            4,209,000
                                                                                  ---------------
               TOTAL INVESTMENTS  101.2%
                   (AMORTIZED COST $5,337,824,304(a))                               5,337,824,304
               Liabilities in excess of other assets  (1.2%)                          (60,701,441)
                                                                                  ---------------
                            NET ASSETS  100%                                      $ 5,277,122,863
                                                                                  ===============

----------
(a) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
(b) Variable rate instrument. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(c) Private placement restricted as to resale and does not have a readily available market; the aggregate cost and value of such securities is $197,000,000 and is approximately 3.7% of net assets.
(d) Floating Rate Security. The interest rate shown reflects the rate in effect at December 31, 2003.

                                              See Notes to Financial Statements.

The industry classification of portfolio holdings and liabilites in excess of other assets shown as a percentage of net assets as of December 31, 2003 was as follows:

Commercial Banks                                                              37.4%
Asset Backed Securities                                                       17.1
Federal Credit Agencies                                                       12.1
Life Insurance                                                                11.8
Security Brokers & Dealers                                                     7.2
Fire, Marine, Casualty Insurance                                               5.8
Municipality                                                                   4.5
Short-Term Business Credit                                                     2.5
Oil & Gas Field Service                                                        1.0
Finance Services                                                               0.9
Mortgage Bankers                                                               0.8
Joint Repurchase Agreement Participant                                         0.1
Liabilities in excess of other assets                                         (1.2)
                                                                             -----
                                                                             100.0%
                                                                             =====

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
as of December 31, 2003

ASSETS

Investments, at amortized cost which approximates market value                     $    5,337,824,304
Cash                                                                                          129,446
Receivable for Fund shares sold                                                            29,605,663
Interest receivable                                                                         3,695,936
Prepaid expenses                                                                              168,056
                                                                                   ------------------
TOTAL ASSETS                                                                            5,371,423,405
                                                                                   ------------------

LIABILITIES

Payable for Fund shares reacquired                                                         89,658,678
Accrued expenses                                                                            2,531,799
Management fee payable                                                                      1,455,273
Distribution fee payable                                                                      583,034
Dividends payable                                                                              71,758
                                                                                   ------------------
TOTAL LIABILITIES                                                                          94,300,542
                                                                                   ------------------
NET ASSETS                                                                         $    5,277,122,863
                                                                                   ==================
Net assets were comprised of:
    Common stock, at par ($.001 par value; 15 billion shares
    authorized for issuance)                                                       $        5,277,123
    Paid-in capital in excess of par                                                    5,271,845,740
                                                                                   ------------------
NET ASSETS DECEMBER 31, 2003                                                       $    5,277,122,863
                                                                                   ==================

CLASS A:

Net asset value, offering price and redemption price per share
($5,089,405,268 DIVIDED BY 5,089,405,268 shares of common stock
issued and outstanding)                                                            $             1.00
                                                                                   ==================

CLASS Z:

Net asset value, offering price and redemption price per share
($187,717,595 DIVIDED BY 187,717,595 shares of common stock issued
and outstanding)                                                                   $             1.00
                                                                                   ==================

                                              See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2003

NET INVESTMENT INCOME

Income
Interest                                                                           $       83,997,990
                                                                                   ==================

Expenses
Management fee                                                                             20,301,632
Distribution fee--Class A                                                                   8,169,668
Transfer agent's fees and expenses                                                         11,582,000
Custodian's fees and expenses                                                                 414,000
Registration fees                                                                             221,000
Reports to shareholders                                                                       180,000
Insurance                                                                                     150,000
Legal fees and expenses                                                                        72,000
Director's fees and expenses                                                                   53,000
Audit fees                                                                                     38,000
Miscellaneous                                                                                  24,561
                                                                                   ------------------
TOTAL EXPENSES                                                                             41,205,861
                                                                                   ------------------
Net investment income                                                                      42,792,129
                                                                                   ------------------

NET REALIZED GAIN ON INVESTMENTS

Net realized gain on investment transactions                                                1,064,877
                                                                                   ------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $       43,857,006
                                                                                   ==================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                           YEAR ENDED DECEMBER 31,
                                                                                   --------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                                        2003                  2002
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                              $      42,792,129    $      97,338,104
Net realized gain on investment transactions                                               1,064,877                6,719
                                                                                   -----------------    -----------------
Net increase in net assets resulting from operations                                      43,857,006           97,344,823
                                                                                   -----------------    -----------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
Class A                                                                                  (42,332,082)         (93,026,987)
Class Z                                                                                   (1,524,924)          (4,317,836)
                                                                                   -----------------    -----------------
                                                                                         (43,857,006)         (97,344,823)
                                                                                   -----------------    -----------------
FUND SHARE TRANSACTIONS (NOTE 4) (AT $1.00 PER SHARE)
Proceeds from shares sold                                                             22,027,286,713       24,452,898,431
Net asset value of shares issued to shareholders in reinvestment of dividends
  and distributions                                                                       40,036,556           94,275,800
Cost of shares reacquired                                                            (23,921,012,672)     (24,129,854,631)
                                                                                   -----------------    -----------------
Net increase (decrease) in net assets from Fund share transactions                    (1,853,689,403)         417,319,600
                                                                                   -----------------    -----------------
Total increase (decrease)                                                             (1,853,689,403)         417,319,600

NET ASSETS

Beginning of year                                                                      7,130,812,266        6,713,492,666
                                                                                   -----------------    -----------------
End of year                                                                        $   5,277,122,863    $   7,130,812,266
                                                                                   =================    =================

                                              See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

MoneyMart Assets, Inc. (the "Fund"), formerly Prudential MoneyMart Assets, Inc. is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund invests primarily in a portfolio of money market instruments maturing in thirteen months or less whose ratings are within the two highest rating categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITIES VALUATIONS: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. If the amortized cost method is determined not to represent fair value, the fair value shall be determined by or under the direction of the Board of Directors.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis.

Net investment income (loss) (other than distribution fees, which are charged directly to the respective class) and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

LOAN PARTICIPATIONS: The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations ("Selling Participant"), but not the borrower. As a result, the Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). The Fund may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

FEDERAL INCOME TAXES: For federal income tax purposes, it is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Fund declares daily dividends from net investment income and net realized short-term capital gains. Payment of dividends is made monthly. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which differ from generally accepted accounting principles.

ESTIMATES: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS

The Fund has a management agreement with Prudential Investments LLC ("PI"). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. ("PIM"). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets up to $50 million and .30 of 1% of the Fund's average daily net assets in excess of $50 million.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), which acts as the distributor of the Class A and Z shares of the

Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the average daily net assets of the Class A shares. The Class A distribution fee is accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ("Prudential").

NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ("PMFS"), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended December 31, 2003 the Fund incurred fees of approximately $11,514,340 for the services of PMFS. As of December 31, 2003, approximately $847,900 of such fees were due to PFMS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket and sub-transfer agent expenses paid to non-affiliates, where applicable.

NOTE 4. CAPITAL

The Fund offers Class A and Class Z shares. Class Z shares are not subject to any distribution and/or service fees and are offered exclusively for sale to a limited group of investors.

There are 15 billion authorized shares of $.001 par value common stock divided into two classes, which consist of 13 billion Class A and 2 billion Class Z shares.

Transactions in shares of common stock (at $1 net asset value per share) were as follows:

                                                                                           YEAR ENDED DECEMBER 31,
                                                                                   --------------------------------------
                                                                                         2003                2002
                                                                                   -----------------    -----------------
CLASS A

Shares sold                                                                        $  21,933,775,126    $  23,911,022,067
Shares issued in reinvestment of dividends and distributions                              38,512,438           89,950,769
Shared reacquired                                                                    (23,813,111,496)     (23,511,503,799)
                                                                                   -----------------    -----------------
Net increase (decrease) in shares outstanding                                      $  (1,840,823,932)   $     489,469,037
                                                                                   =================    =================

CLASS Z
Shares sold                                                                        $      93,511,587    $     541,876,364
Shares issued in reinvestment of dividends and distributions                               1,524,118            4,325,031
Shared reacquired                                                                       (107,901,176)        (618,350,832)
                                                                                   -----------------    -----------------
Net increase (decrease) in shares outstanding                                      $     (12,865,471)   $     (72,149,437)
                                                                                   =================    =================

NOTE 5. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 2003, the Fund had a 1.75% undivided interest in the joint account. The undivided interest for the Fund represents $4,209,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:

Bank of America Securities LLC, 0.98%, in the principal amount of $25,634,000, repurchase price $25,635,396, dated 12/31/03 due 1/2/04. The value of the collateral including accrued interest was $26,146,680.

Greenwich Capital Market, 1.01%, in the principal amount of $75,000,000, repurchase price $75,004,208, dated 12/31/03 due 1/2/04. The value of the collateral including accrued interest was $76,501,470.

JP Morgan Chase Securities, Inc., 1.00%, in the principal amount of $65,000,000, repurchase price $65,003,611, dated 12/31/03 due 1/2/04. The value of the collateral including accrued interest was $66,300,359.

UBS Securities, 1.00%, in the principal amount of $75,000,000, repurchase price $75,004,167, dated 12/31/03 due 1/2/04. The value of the collateral including accrued interest was $76,503,568.

NOTE 6. DISTRIBUTIONS AND TAX INFORMATION

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized capital gains (losses) and paid-in capital on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, undistributed net investment income and accumulated net realized gains on investments. For the year ended December 31, 2003, the adjustment was to decrease accumulated net realized gains and increase undistributed net investment income by $1,064,877 for distribution of realized gains.

For the years ended December 31, 2003 and December 31, 2002, the tax character of dividends paid, $43,857,006 and $97,344,823, respectively, as reflected in the Statement of Changes in Net Assets, was ordinary income.

NOTE 7. REORGANIZATION

The Fund has historically served as a mechanism for investing excess cash balances from Prudential Securities, Inc. customer accounts. During fiscal 2003, the Fund was notified that it would no longer be utilized in such a manner. As a result, it is expected that net assets will decline significantly. Even after the reorganization described below, it is expected that the Fund's combined net assets will be significantly lower than the current level.

On November 18, 2003, the Board of Directors of the Fund approved an Agreement and Plan of Reorganization which provided for the transfer of all assets and assumption of all liabilities of Class A, B, C, and Z shares of the Special Money Market Fund, Inc. for Class A, B, C and Z shares of the Fund, respectively. As part of the reorganization, the Fund will commence offering Class B and C shares.

FINANCIAL STATEMENTS

DECEMBER 31, 2003                                                  ANNUAL REPORT

                                MONEYMART ASSETS

                                                                                         CLASS A
                                                                                   ------------------
                                                                                       YEAR ENDED
                                                                                   DECEMBER 31, 2003
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR                                                 $            1.000
INCOME FROM INVESTMENT OPERATIONS:
Net investment income and net realized gains                                                    0.006
Dividends and distributions to shareholders                                                    (0.006)
                                                                                   ------------------
Net asset value, end of year                                                       $            1.000
                                                                                   ==================
TOTAL RETURN(a):                                                                                  .65%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                                      $        5,089,405
Average net assets (000)                                                           $        6,535,734
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees                                      .62%
   Expenses, excluding distribution and service (12b-1) fees                                      .49%
   Net investment income                                                                          .63%

----------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

                                                                                           CLASS A
                                                               ---------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                               ---------------------------------------------------------------
                                                                   2002             2001             2000             1999
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR                             $      1.000     $      1.000     $      1.000     $      1.000
INCOME FROM INVESTMENT OPERATIONS:
Net investment income and net realized gains                          0.013            0.037            0.058            0.046
Dividends and distributions to shareholders                          (0.013)          (0.037)          (0.058)          (0.046)
                                                               ------------     ------------     ------------     ------------
Net asset value, end of year                                   $      1.000     $      1.000     $      1.000     $      1.000
                                                               ============     ============     ============     ============

TOTAL RETURN(a):                                                       1.35%            3.85%            5.94%            4.69%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                  $  6,930,229     $  6,440,760     $  6,529,282     $  6,393,586
Average net assets (000)                                       $  6,947,463     $  6,846,656     $  6,538,256     $  6,292,031
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees            .61%             .65%             .67%             .68%
   Expenses, excluding distribution and service (12b-1) fees            .48%             .52%             .54%             .55%
   Net investment income                                               1.34%            3.76%            5.81%            4.60%

                                              See Notes to Financial Statements.

                                                                                         CLASS Z
                                                                                   ------------------
                                                                                       YEAR ENDED
                                                                                   DECEMBER 31, 2003
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR                                                 $            1.000
INCOME FROM INVESTMENT OPERATIONS:
Net investment income and net realized gains                                                    0.008
Dividends and distributions to shareholders                                                    (0.008)
                                                                                   ------------------
Net asset value, end of year                                                       $            1.000
                                                                                   ==================
TOTAL RETURN(a):                                                                                  .77%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                                      $          187,718
Average net assets (000)                                                           $          198,143
Ratios to average net assets:
    Expenses, including distribution and service (12b-1) fees                                     .49%
    Expenses, excluding distribution and service (12b-1) fees                                     .49%
    Net investment income                                                                         .75%

(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

                                                                                         CLASS Z
                                                               ---------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31, 2003
                                                               ---------------------------------------------------------------
                                                                   2002             2001             2000             1999
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR                             $      1.000     $      1.000     $      1.000     $      1.000
INCOME FROM INVESTMENT OPERATIONS:
Net investment income and net realized gains                          0.015            0.039            0.059            0.047
Dividends and distributions to shareholders                          (0.015)          (0.039)          (0.059)          (0.047)
                                                               ------------     ------------     ------------     ------------
Net asset value, end of year                                   $      1.000     $      1.000     $      1.000     $      1.000
                                                               ============     ============     ============     ============
TOTAL RETURN(a):                                                       1.48%            3.98%            6.07%            4.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                  $    200,583     $    272,733     $    253,173     $    259,529
Average net assets (000)                                       $    291,473     $    283,850     $    267,611     $    227,112
Ratios to average net assets:
    Expenses, including distribution and service (12b-1) fees           .48%             .52%             .54%             .55%
    Expenses, excluding distribution and service (12b-1) fees           .48%             .52%             .54%             .55%
    Net investment income                                              1.48%            3.84%            5.95%            4.74%

                                              See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of MoneyMart Assets, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MoneyMart Assets, Inc., formerly Prudential MoneyMart Assets, Inc., (the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP New York, New York February 20, 2004

FEDERAL INCOME TAX INFORMATION

(Unaudited)

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders. Please be advised that 2.79% of the dividends paid from ordinary income in the fiscal year ended December 31, 2003 qualify for each of these states' tax exclusion.

In addition, the fund utilized redemptions as distributions in the amount of $0.000016 per share of ordinary income and $0.000106 per share of long-term capital gains.

In January 2004, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2003.

MANAGEMENT OF THE FUND

(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act) are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Fund are referred to as "Interested Trustees." "Fund Complex" consists of the Fund and any other investment companies managed by Prudential Investments LLC (PI).

INDEPENDENT DIRECTORS**

DELAYNE DEDRICK GOLD (65), Director since 1983*** Oversees 88 portfolios in Fund complex
PRINCIPAL OCCUPATIONS (LAST 5 YEARS): Marketing Consultant (1982-present); formerly Senior Vice President and member of the Board of Directors, Prudential Bache Securities, Inc.

ROBERT E. LA BLANC (69), Director since 1996*** Oversees 77 portfolios in Fund complex
PRINCIPAL OCCUPATIONS (LAST 5 YEARS): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

OTHER DIRECTORSHIPS HELD:**** Director of Storage Technology Corporation (technology) (since 1979); Chartered Semiconductor Ltd. (Singapore) (since
1998); Titan Corporation (electronics) (since 1995); Computer Associates International, Inc. (since 2002) (Software Company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since 1999) of First Financial Fund, Inc. and Director (since April 1999) of The High Yield Plus Fund, Inc.

ROBIN B. SMITH (64), Director since 1996*** Oversees 69 portfolios in Fund complex
PRINCIPAL OCCUPATIONS (LAST 5 YEARS): Chairman of the Board (since
January 2003) of Publishers Clearing House (Direct Marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

OTHER DIRECTORSHIPS HELD:**** Director of BellSouth Corporation (since 1992).

STEPHEN STONEBURN (60), Director since 1996*** Oversees 75 portfolios in Fund complex
PRINCIPAL OCCUPATIONS (LAST 5 YEARS): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

CLAY T. WHITEHEAD (65), Director since 1999*** Oversees 94 Portfolios in Fund complex
PRINCIPAL OCCUPATIONS (LAST 5 YEARS): President (since 1983) of National Exchange Inc. (new business development firm).

OTHER DIRECTORSHIPS HELD:**** Director (since 2000) of The High Yield Plus Fund, Inc.

INTERESTED DIRECTORS**

ROBERT F. GUNIA* (57), Vice President and Director since 1996*** Oversees 179 Portfolios in Fund complex
PRINCIPAL OCCUPATIONS (LAST 5 YEARS): Executive Vice President and Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of the Prudential Insurance Company of America (Prudential); Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formally Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated (Prudential Securities).

OTHER DIRECTORSHIPS HELD:**** Vice President and Director (since May 1989) and Treasurer (since 1989) of The Asia Pacific Fund, Inc.

Information pertaining to the officers of the Company who are not Directors is set forth below.

OFFICERS**

JUDY A. RICE (56), President since 2003*** Oversees 95 Portfolios in Fund complex.
PRINCIPAL OCCUPATIONS (DURING PAST 5 YEARS): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since 2003) of PI; Director, Officer-In-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-In-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Solomon Smith Barney; Member of Board of Governors of the Money Management Institute.

GRACE C. TORRES (44), Treasurer and Principal Financial and Accounting Officer since 1996***
PRINCIPAL OCCUPATIONS (DURING PAST 5 YEARS): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May
2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc. formerly First Vice President (December 1996-January
2000) of PI; and First Vice President (March 1993-1999) of Prudential
Securities.

JONATHAN D. SHAIN (45), Secretary since 2001***
Vice President and Corporate Counsel (since August 1996) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc. formerly Attorney with Fleet Bank, N.A. (January 1997-July 1998).

                                               See Notes to Financial Statements

MARGUERITE E.H. MORRISON (47), Chief Legal Officer since 2003 and Assistant Secretary since 2002.***
PRINCIPAL OCCUPATIONS (LAST 5 YEARS): Vice President and Chief Legal Officer--Mutual Funds and Unit Investment Trusts (since August 2000) of Prudential; Senior Vice President, and Assistant Secretary (since February 2001) of PI; Senior Vice President and Secretary (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; Vice President and Assistant Secretary of PIMS (since October 2001), previously Vice President and Associate General Counsel (December 1996-February 2001) of PI and Vice President and Associate General Counsel (September 1987-September 1996) of Prudential Securities.

MARYANNE RYAN (39), Anti-Money Laundering Compliance Officer since 2002.*** PRINCIPAL OCCUPATIONS (LAST 5 YEARS): Vice President, Prudential (since November
1998), First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

   * "Interested" Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC), the Subadviser (Prudential Investment Management, Inc.) or the Distributor (Prudential Investment Management Services LLC).

  **  Unless otherwise noted, the address of the Directors and officers is c/o:
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

 *** There is no set term of office for Directors and officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Director and/or officer.

**** This row includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

Additional information about the Fund's Directors is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)

- MAIL                           - TELEPHONE            - WEBSITE
  Gateway Center Three           (800) 225-1852         www.jennisondryden.com
  100 Mulberry Street
  Newark, NJ 07102

DIRECTORS
Delayne Dedrick Gold-Robert F. Gunia-Robert E. La Blanc-Robin B. Smith-Stephen
D. Stoneburn- Clay T. Whitehead

OFFICERS
Judy A. Rice, PRESIDENT-Robert F. Gunia, VICE PRESIDENT-Grace C. Torres, TREASURER AND PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER-Marguerite E.H. Morrison, CHIEF LEGAL OFFICER AND ASSISTANT SECRETARY Jonathan D. Shain, SECRETARY-Maryanne Ryan, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER

MANAGER                                    Prudential Investments LLC           Gateway Center
                                                                                Three
                                                                                100 Mulberry Street
                                                                                Newark, NJ 07102

INVESTMENT ADVISER                         Prudential Investment                Gateway Center Two
                                           Management, Inc.
                                                                                100 Mulberry Street
                                                                                Newark, NJ 07102

DISTRIBUTOR                                Prudential Investment                Gateway Center
                                           Management Services LLC              Three
                                                                                14th Floor
                                                                                100 Mulberry
                                                                                Street
                                                                                Newark, NJ 07102

CUSTODIAN                                  State Street Bank                    One Heritage Drive
                                           and Trust Company                    North Quincy, MA
                                                                                02171

TRANSFER AGENT                             Prudential Mutual Fund               PO Box 8098
                                           Services LLC                         Philadelphia, PA
                                                                                19101

INDEPENDENT AUDITORS                       PricewaterhouseCoopers LLP           1177 Avenue of the
                                                                                Americas
                                                                                New York, NY 10036

FUND COUNSEL                               Sullivan & Cromwell LLP              125 Broad Street
                                                                                New York, NY 10004

MoneyMart Assets, Inc.

SHARE CLASS                                     A                          Z
NASDAQ                                          PBMXX                      PMZXX
CUSIP                                           60936A308                  60936A407

MUTUAL FUNDS:

 ARE NOT INSURED BY THE FDIC OR ANY FEDERAL        MAY LOSE VALUE        ARE NOT A DEPOSIT OF OR GUARANTEED
             GOVERNMENT AGENCY                                           BY ANY BANK OR ANY BANK AFFILIATE

MoneyMart Assets, Inc.

            SHARE CLASS                         A                          Z
            NASDAQ                              PBMXX                      PMZXX
            CUSIP                               60936A308                  60936A407

MF108E  IFS-A087701

SEMIANNUAL REPORT
DECEMBER 31, 2003

    SPECIAL MONEY MARKET FUND, INC.

FUND TYPE
Money market

OBJECTIVE
High current income consistent with the preservation of principal and liquidity

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Dear Shareholder,
                                                               February 23, 2004

As you may know, the mutual fund industry recently has been the subject of much media attention. As president of Special Money Market Fund, Inc., I'd like to provide you with an update on the issues as they pertain to your fund.

Regulators and government authorities have requested information regarding trading practices from many mutual fund companies across the nation. Our fund family has been cooperating with inquiries it has received, and at the same time, Prudential Financial, Inc. has been conducting its own internal review. This review encompasses the policies, systems, and procedures of our fund family, Prudential Financial's investment units and its proprietary distribution channels. The review also includes mutual fund trading activity by investment professionals who manage our funds.

MARKET TIMING
The frequent trading of shares in response to short-term fluctuations in the market is known as "market timing". When market timing occurs in violation of a fund's prospectus, in certain circumstances, a fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. The redemption may happen when it is not advantageous to sell securities and result in harming the fund's performance and/or subject the fund to additional transaction costs.

Prudential Investments LLC, the Fund's investment manager, has actively discouraged market timing and for years our mutual fund prospectuses have identified and addressed this issue. Prudential Investments has established operating policies and procedures that are designed to detect and deter frequent trading activities that would be disruptive to the management of our mutual fund portfolios, and has rejected numerous orders placed by market timers in the past.

LATE TRADING
The Securities and Exchange Commission requires that orders to purchase or redeem mutual fund shares be received either by the fund or by an intermediary (such as a broker, financial adviser, or 401(k) record keeper) before the time at which the fund calculates its net asset value (normally 4:00 p.m., Eastern time) if they are to receive that day's price. The policies of our mutual funds do not make and have not made allowances for the practice known as "late trading".

For more than 40 years we have offered investors quality investment products, financial guidance, and responsive customer service. Today we remain committed to this heritage and to the highest ethical principles in our investment practices.

Sincerely,

/s/ Judy Rice

Judy A. Rice, President
Special Money Market Fund, Inc.

Your Fund's Performance

FUND OBJECTIVE
The investment objective of SPECIAL MONEY MARKET FUND, INC. (the Fund) is high current income consistent with the preservation of principal and liquidity. There can be no assurance that the Fund will achieve its investment objective.

                                         7-DAY           NET ASSET      WEIGHTED AVG.     NET ASSETS
   FUND FACTS AS OF 12/31/03         CURRENT YIELD      VALUE (NAV)    MATURITY (WAM)     (MILLIONS)
Class A                                       0.19%     $      1.00           82 Days     $        3

Class B*                                      0.32%     $      1.00           82 Days     $        5

Class C*                                      0.32%     $      1.00           82 Days     $        1

Class B/C*                                    0.32%     $      1.00           82 Days     $      152

Class Z*                                      0.32%     $      1.00           82 Days     $        3

iMoneyNet, Inc.
Taxable Prime Retail Avg.**                   0.39%             N/A           58 Days            N/A

Note: Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

* Class B, C, B/C, and Z shares are not subject to distribution and service (12b-1) fees.

** iMoneyNet, Inc. regularly reports a 7-day current yield and WAM on Tuesdays. For purposes of this report, iMoneyNet, Inc. reported the final 7-day current yield and WAM on the last Monday of the reporting period. This is the data of all funds in the iMoneyNet, Inc. Taxable Prime Retail Average category as of December 29, 2003, the closest date to the end of our reporting period.

[CHART]

MONEY MARKET FUND YIELD COMPARISON

                         Special Money         iMoneyNet, Inc.
                      Market Fund, Inc. -       Taxable Prime
                          Class B/C              Retail Avg.
                      -------------------      ---------------
06/24/03                    0.22                    0.49
07/01/03                    0.19                    0.45
07/08/03                    0.28                    0.43
07/15/03                    0.27                    0.42
07/22/03                    0.23                    0.41
07/29/03                    0.22                    0.40
08/05/03                    0.22                    0.40
08/12/03                    0.31                    0.39
08/19/03                    0.35                    0.40
08/26/03                    0.33                    0.38
09/02/03                    0.34                    0.39
09/09/03                    0.37                    0.39
09/16/03                    0.36                    0.39
09/23/03                    0.35                    0.38
09/30/03                    0.37                    0.39
10/07/03                    0.33                    0.39
10/14/03                    0.33                    0.39
10/21/03                    0.32                    0.39
10/28/03                    0.33                    0.39
11/04/03                    0.35                    0.39
11/11/03                    0.36                    0.39
11/18/03                    0.37                    0.39
11/25/03                    0.35                    0.39
12/02/03                    0.35                    0.40
12/09/03                    0.32                    0.39
12/16/03                    0.32                    0.39
12/22/03                    0.33                    0.40
12/29/03                    0.33                    0.39

[CHART]

WEIGHTED AVERAGE MATURITY COMPARISON

                                            iMoneyNet, Inc.
                       Special Money         Taxable Prime
                     Market Fund, Inc.        Retail Avg.
                     -----------------      ---------------
06/24/03                    54                    58
07/01/03                    66                    59
07/08/03                    63                    58
07/15/03                    61                    58
07/22/03                    69                    60
07/29/03                    70                    58
08/05/03                    78                    60
08/12/03                    74                    59
08/19/03                    74                    59
08/26/03                    79                    60
09/02/03                    80                    59
09/09/03                    76                    59
09/16/03                    78                    60
09/23/03                    80                    59
09/30/03                    82                    58
10/07/03                    80                    59
10/14/03                    80                    57
10/21/03                    82                    60
10/28/03                    81                    60
11/04/03                    80                    59
11/11/03                    80                    59
11/18/03                    80                    60
11/25/03                    77                    61
12/02/03                    75                    59
12/09/03                    72                    60
12/16/03                    80                    61
12/22/03                    83                    60
12/29/03                    80                    58

Past performance is not indicative of future results. The graphs portray weekly 7-day current yields and weekly WAMs for Special Money Market Fund, Inc. (Class B/C shares - yields only), and the iMoneyNet, Inc. Taxable Prime Retail Average every Tuesday from June 24, 2003 to December 29, 2003, the closest dates to the beginning and end of our reporting period. Note: iMoneyNet, Inc. regularly reports a 7-day current yield and WAM on Tuesdays. For purposes of this report, iMoneyNet, Inc. reported the final 7-day current yield and WAM on the last Monday of the reporting period. The data portrayed at the end of the reporting period in the graphs may not match the data portrayed in the Fund Facts table as of December 31, 2003.

                       This Page Intentionally Left Blank

PORTFOLIO OF INVESTMENTS

as of December 31, 2003 (Unaudited)

PRINCIPAL
AMOUNT (000)   DESCRIPTION                                                        VALUE (NOTE 1)
BANK NOTES 5.5%

               American Express Centurion Bank
$      4,000       1.111%, 1/29/04(a)                                             $     3,999,870
               JP Morgan Chase & Co.
       5,000       1.285%, 2/5/04(a)                                                    5,000,598
                                                                                  ---------------
                                                                                        9,000,468

CERTIFICATES OF DEPOSIT - YANKEE 12.3%

               BNP Paribas
       2,000       1.15%, 7/22/04                                                       1,999,889
               Danske Bank
       2,000       1.29%, 10/18/04                                                      1,999,840
               Nordea Bank of Finland PLC
       7,000       1.08%, 2/4/04                                                        6,999,841
               Royal Bank of Scotland PLC
       4,000       1.35%, 4/19/04                                                       4,000,000
               Unicredito Italiano SpA
       5,000       1.08%, 4/5/04                                                        5,000,000
                                                                                  ---------------
                                                                                       19,999,570

COMMERCIAL PAPER 29.8%

               Alliance & Leicester PLC
       3,500       1.09%, 3/12/04                                                       3,492,476
               Amsterdam Funding Corp.
       1,020       1.09%, 1/15/04                                                       1,019,568
               Anz (Delaware), Inc.
       2,500       1.10%, 1/12/04                                                       2,499,160
               Cargill Global Fund PLC
       5,000       1.09%, 2/13/04                                                       4,993,490
               Danske Corp.
       1,100       1.10%, 2/24/04                                                       1,098,185
       1,000       1.13%, 2/25/04                                                         998,319
               Falcon Asset Securitization Corp.
       2,754       1.10%, 2/3/04                                                        2,751,223
               HBOS Treasury Services PLC
       4,100       1.10%, 3/19/04                                                       4,090,228
               Long Lane Master Trust IV
       6,125       1.10%, 1/30/04                                                       6,119,573
               Nationwide Building Society
       3,400       1.11%, 3/9/04                                                        3,392,936

                                               See Notes to Financial Statements

PRINCIPAL
AMOUNT (000)   DESCRIPTION                                                        VALUE (NOTE 1)
               New Center Asset Trust
$      1,000       1.10%, 2/25/04                                                 $       998,319
               Nyala Funding LLC
       1,000       1.16%, 2/18/04                                                         998,453
               Preferred Receivables Funding Corp.
       1,000       1.09%, 1/26/04                                                         999,243
               Thunder Bay Funding, Inc.
       1,225       1.07%, 1/15/04                                                       1,224,490
       4,000       1.10%, 2/12/04                                                       3,994,867
               Triple A One Funding Corp.
       1,026       1.13%, 1/13/04                                                       1,025,614
               Volkswagen of America
       4,045       1.10%, 1/22/04                                                       4,042,404
               Windmill Funding Corp.
       5,000       1.08%, 2/6/04                                                        4,994,599
                                                                                  ---------------
                                                                                       48,733,147

LOAN PARTICIPATION 0.6%

               Countrywide Home Loan, Inc.
       1,000       1.15%, 1/30/04                                                       1,000,000

OTHER CORPORATE OBLIGATIONS 27.0%

               American Express Credit Corp.
       2,000       1.20%, 1/5/04(a)                                                     2,000,000
               Associates Corp. of North America
       1,475       5.50%, 2/15/04                                                       1,482,239
               Caterpillar Financial Services Corp.
       1,000       1.33%, 2/4/04(a)                                                     1,000,037
               First Union Corp.
       4,500       6.625%, 6/15/04                                                      4,610,577
               General Electric Capital Assurance Corp.
                   1.229%, 1/22/04(a)(b)
       2,000       (cost $2,000,000; purchased 7/17/03)                                 2,000,000
               General Electric Capital Corp.
       6,000       1.23%, 1/19/05(a)                                                    6,000,000
               Goldman Sachs Group, Inc.
       8,000       1.313%, 3/15/04(a)                                                   8,000,000
               Merrill Lynch & Co., Inc.
       3,000       5.70%, 2/6/04                                                        3,013,201
       5,000       1.294%, 1/12/04(a)                                                   5,000,000

See Notes to Financial Statements

PRINCIPAL
AMOUNT (000)   DESCRIPTION                                                        VALUE (NOTE 1)
               Metropolitan Life Insurance Co.
                   1.27%, 1/2/04(a)(b)
$      2,000       (cost $2,000,000; purchased 10/01/03)                          $     2,000,000
               Morgan Stanley Dean Witter Co.
       5,000       1.283%, 1/15/04(a)                                                   5,000,000
               National City Bank
       2,000       1.269%, 1/12/04(a)                                                   2,001,196
               Pacific Life Insurance Co.
       1,000       1.288%, 3/15/04(a)                                                   1,000,000
               Wal Mart Stores, Inc.
       1,040       7.50%, 5/15/04                                                       1,064,314
                                                                                  ---------------
                                                                                       44,171,564

U.S. GOVERNMENT AGENCY OBLIGATION 19.6%

               Federal Home Loan Banks
       4,000       1.25%, 7/2/04                                                        4,000,000
               Federal Home Loan Mortgage Corp.
       3,000       1.43%, 9/3/04                                                        3,000,000
               Federal National Mortgage Assoc.
       4,000       1.01%, 2/4/04                                                        3,996,184
       1,000       5.625%, 5/14/04                                                      1,016,146
       1,405       0.00%, 5/28/04                                                       1,397,953
       1,000       6.50%, 8/15/04                                                       1,032,568
       3,000       1.30%, 8/30/04                                                       2,997,022
       3,500       1.47%, 9/22/04                                                       3,500,000
       3,000       1.50%, 9/24/04                                                       2,999,794
       4,000       1.35%, 10/22/04                                                      4,000,000
       4,000       1.43%, 11/15/04                                                      4,000,000
                                                                                  ---------------
                                                                                       31,939,667

REPURCHASE AGREEMENT 8.1%

               Joint Repurchase Agreement Account
                   1.00%, dated 12/31/03 due 1/2/04
                   in the amount of $13,269,737 value
                   of collateral including accrued
                   interest $13,269,000
      13,269       (cost $13,269,000; Note 5)                                          13,269,000
                                                                                  ---------------
               TOTAL INVESTMENTS    102.9%
                   (AMORTIZED COST $168,113,416)(c)                                   168,113,416
               Liabilities in excess of other assets (2.9%)                            (4,748,013)
                                                                                  ---------------
               NET ASSETS 100%                                                    $   163,365,403
                                                                                  ===============

                                               See Notes to Financial Statements

----------
(a) Variable rate instrument. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(b) Private placement restricted as to resale and does not have a readily available market; the aggregate cost of such securities is $4,000,000, and is approximately 2.4% of net assets.
(c) The cost basis for federal income tax purposes is substantially the same as that used for financial statement purposes.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2003 was as follows:

Commercial Bank                                                25.4%
Federal Credit Agencies                                        19.5
Asset-Backed Securities                                        14.8
Security Brokers & Dealers                                     12.8
Joint Repurchase Agreement Participant                          8.1
Bank Holding Companies--Domestic                                5.9
Short-Term Business Credit                                      3.7
Grain Mills Products                                            3.1
Life Insurance                                                  3.1
Motor Vehicle                                                   2.5
Finance Services                                                1.2
Personal Credit                                                 0.9
Variety Stores                                                  0.7
Construction Machinery & Equipment                              0.6
Mortgage Bankers                                                0.6
                                                              -----
                                                              102.9
Liabilities in excess of other assets                          (2.9)
                                                              -----
                                                              100.0%
                                                              =====

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003                                             SEMI-ANNUAL REPORT

                         SPECIAL MONEY MARKET FUND, INC.
                         MONEY MARKET SERIES

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2003 (Unaudited)

ASSETS

Investments, at amortized cost which approximates market value                     $      168,113,416
Cash                                                                                           20,017
Receivable for Series shares sold                                                             482,901
Interest receivable                                                                           375,478
Prepaid expenses                                                                                6,253
                                                                                   ------------------
TOTAL ASSETS                                                                              168,998,065
                                                                                   ------------------
LIABILITIES

Payable for investments purchased                                                           5,000,000
Payable for Series shares reacquired                                                          455,550
Accrued expenses                                                                              105,286
Management fee payable                                                                         70,878
Dividends payable                                                                                 676
Distribution fee payable                                                                          272
                                                                                   ------------------
TOTAL LIABILITIES                                                                           5,632,662
                                                                                   ------------------
NET ASSETS                                                                         $      163,365,403
                                                                                   ==================
Net assets were comprised of:
  Common stock, $0.001 par value per share                                         $          163,365
  Paid-in capital in excess of par                                                        163,202,038
                                                                                   ------------------
NET ASSETS, DECEMBER 31, 2003                                                      $      163,365,403
                                                                                   ==================

See Notes to Financial Statements

CLASS A

Net asset value, offering price and redemption price per share ($2,804,844
DIVIDED BY 2,804,844 shares of common stock issued and outstanding)                                    $     1.00
                                                                                                       ==========

CLASS B

Net asset value, offering price and redemption price per share ($4,656,447
DIVIDED BY 4,656,447 shares of common stock issued and outstanding)                                    $     1.00
                                                                                                       ==========

CLASS C

Net asset value, offering price and redemption price per share ($1,083,261
DIVIDED BY 1,083,261 shares of common stock issued and outstanding)                                    $     1.00
                                                                                                       ==========

CLASS B/C

Net asset value, offering price and redemption price per share ($151,877,827
DIVIDED BY 151,877,827 shares of common stock issued and outstanding)                                  $     1.00
                                                                                                       ==========

CLASS Z

Net asset value, offering price and redemption price per share ($2,943,024
DIVIDED BY 2,943,024 shares of common stock issued and outstanding)                                    $     1.00
                                                                                                       ==========

                                               See Notes to Financial Statements

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2003 (Unaudited)

NET INVESTMENT INCOME

Income
Interest and discount earned                                 $    1,121,082
                                                             --------------

Expenses
Management fee                                                      473,230
Distribution fee                                                      1,797
Transfer agent's fees and expenses                                  159,000
Reports to shareholders                                              51,000
Custodian's fees and expenses                                        49,000
Registration fees                                                    45,000
Legal fees and expenses                                              20,000
Audit fee                                                            11,000
Directors' fees                                                       5,000
Insurance expense                                                     2,000
Miscellaneous                                                         1,876
                                                             --------------
TOTAL EXPENSES                                                      818,903
                                                             --------------
Net investment income                                               302,179
                                                             --------------
REALIZED GAIN ON INVESTMENTS

Net realized gain on investment transactions                            454
                                                             --------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $      302,633
                                                             ==============

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                                      SIX MONTHS             YEAR
                                                                                         ENDED               ENDED
                                                                                   DECEMBER 31, 2003     JUNE 30, 2003
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income                                                              $         302,179    $       2,048,921
Net realized gain on investment transactions                                                     454                5,996
                                                                                   -----------------    -----------------
Net increase in net assets resulting from operations                                         302,633            2,054,917
                                                                                   -----------------    -----------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
Class A                                                                                       (2,807)             (16,465)
Class B                                                                                       (8,680)             (23,153)
Class C                                                                                       (3,491)              (9,756)
Class B/C                                                                                   (283,167)          (1,995,994)
Class Z                                                                                       (4,488)              (9,549)
                                                                                   -----------------    -----------------
                                                                                            (302,633)          (2,054,917)
                                                                                   -----------------    -----------------
FUND SHARE TRANSACTIONS (AT $1.00 PER SHARE) (NOTE 4)
Proceeds from shares sold                                                                 46,096,535          236,444,840
Net asset value of shares issued to shareholders in reinvestment of dividends
  and distributions                                                                          271,791            1,838,509
Cost of shares reacquired                                                                (89,412,410)        (257,976,620)
                                                                                   -----------------    -----------------
Net decrease in net assets from Series share transactions                                (43,044,084)         (19,693,271)
                                                                                   -----------------    -----------------
Total decrease                                                                           (43,044,084)         (19,693,271)

NET ASSETS

Beginning of period                                                                      206,409,487          226,102,758
                                                                                   -----------------    -----------------
End of period                                                                      $     163,365,403    $     206,409,487
                                                                                   =================    =================

                                               See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Special Money Market Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company consisting of only the Money Market Series (the "Series"). Investment operations of the Series commenced on January 22, 1990.

The investment objective of the Series is high current income consistent with the preservation of principal and liquidity. The Series invests in a diversified portfolio of high quality money market securities maturing in 13 months or less. The ability of issuers of securities held by the Series to meet their obligations may be affected by economic developments in a specific industry or region.

NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITIES VALUATION: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. If the amortized cost method is determined not to represent fair value, the value shall be determined by or under the direction of the Board of Directors.

The Fund may hold up to 10% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law ("restricted securities"). The restricted security held by the Fund at December 31, 2003 includes registration rights under which the Fund may demand registration by the issuer. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. The Fund amortizes premiums and accretes discounts on purchases of portfolio securities as adjustments to interest income. Interest income is recorded on the accrual basis.

Net investment income (loss) (other than distribution fees, which are charged directly to the respective class) and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FEDERAL INCOME TAXES: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Fund declares daily dividends from net investment income and net realized short-term capital gains. Payment of dividends is made monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

ESTIMATES: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS

The Fund has a management agreement with Prudential Investments LLC ("PI" or "Manager"). Pursuant to a subadvisory agreement between PI and Prudential Investment Management, Inc. ("PIM" or "Subadviser"), PIM furnishes investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, PIM, subject to the supervision of PI, is responsible for managing the assets of the Fund in accordance with its investment objective and policies. PI pays for the services of PIM, the cost of compensation of officers of the

Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .50% of the average daily net assets of the Fund.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), which acts as the distributor of the Class A, Class B, Class C, Class B/C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A shares, pursuant to a plan of distribution (the "Class A Plan"), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class B, Class C, Class B/C and Class Z shares of the Fund.

Pursuant to the Class A Plan, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .125 of 1% of the average daily net assets of Class A for the year ended December 31, 2003.

PI, PIM and PIMS are indirect wholly-owned subsidiaries of Prudential Financial, Inc. ("Prudential").

NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ("PMFS"), an affiliate of PI and an indirect wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended December 31, 2003, the Fund incurred fees of approximately $109,900 for the services of PMFS. As of December 31, 2003, approximately $17,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $8,800 in total networking fees, of which the amount relating to the services of Wachovia Securities LLC ("Wachovia"), was approximately $8,700 for the six months ended December 31, 2003. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.

NOTE 4. CAPITAL

The Series offers Class A, Class B, Class C, Class B/C and Class Z shares.

Prior to September 9, 2002 investors who held either Class B or Class C shares in the Strategic Partners funds who wished to exchange their shares for shares of the Funds received Class B/C shares of the Fund. Class B/C shares of the Fund have no front-end or back-end sales charges, and carry no 12b-1 fee. Effective September 9, 2002 investors who held Class B shares of any of the Strategic Partners funds who wish to exchange into the Fund will receive Class B shares of the Fund. Similarly, investors who held Class C shares of any of the Strategic Partners funds will receive Class C of the Fund. Class B and Class C shares of the Fund, like Class B/C, have no front-end or back-end charges, and carry no 12b-1 Fees.

The Strategic Partners investors who held Class B/C shares through September 9, 2002 have been grandfathered and will continue to hold those shares until they redeem.

The Fund has authorized two billion shares of beneficial interest at $.001 par value.

Transactions in shares of common stock (at $1 per share) were as follows:

                                                                                      SHARES AND
                                                                                     DOLLAR AMOUNT
                                                                                   -----------------
CLASS A

Six Months ended December 31, 2003:
Shares sold                                                                        $       5,941,130
Shares issued in reinvestment of dividends and distributions                                   2,495
Shares reacquired                                                                         (5,713,026)
                                                                                   -----------------
Net increase (decrease) in shares outstanding                                      $         230,599
                                                                                   =================
Year ended June 30, 2003:
Shares sold                                                                        $       3,649,440
Shares issued in reinvestment of dividends and distributions                                  14,864
Shares reacquired                                                                         (3,254,307)
                                                                                   -----------------
Net increase (decrease) in shares outstanding                                      $         409,997
                                                                                   =================

                                                                                      SHARES AND
                                                                                        DOLLAR
                                                                                        AMOUNT
                                                                                   -----------------
CLASS B

Six Months ended December 31, 2003:
Shares sold                                                                        $       4,567,266
Shares issued in reinvestment of dividends and distributions                                   8,142
Shares reacquired                                                                         (5,926,639)
                                                                                   -----------------
Net increase (decrease) in shares outstanding                                      $      (1,351,231)
                                                                                   =================
September 9, 2002(a) through June 30, 2003:
Shares sold                                                                        $      10,155,015
Shares issued in reinvestment of dividends and distributions                                  18,199
Shares reacquired                                                                         (4,165,536)
                                                                                   -----------------
Net increase (decrease) in shares outstanding                                      $       6,007,678
                                                                                   =================
CLASS C

Six Months ended December 31, 2003:
Shares sold                                                                        $       2,375,888
Shares issued in reinvestment of dividends and distributions                                   3,275
Shares reacquired                                                                         (3,478,664)
                                                                                   -----------------
Net increase (decrease) in shares outstanding                                      $      (1,099,501)
                                                                                   =================
September 9, 2002(a) through June 30, 2003:
Shares sold                                                                        $       7,002,202
Shares issued in reinvestment of dividends and distributions                                   8,299
Shares reacquired                                                                         (4,827,739)
                                                                                   -----------------
Net increase (decrease) in shares outstanding                                      $       2,182,762
                                                                                   =================
CLASS B/C

Six Months ended December 31, 2003:
Shares sold                                                                        $      32,548,812
Shares issued in reinvestment of dividends and distributions                                 253,348
Shares reacquired                                                                        (74,054,096)
                                                                                   -----------------
Net increase (decrease) in shares outstanding                                      $     (41,251,936)
                                                                                   =================
Year ended June 30, 2003:
Shares sold                                                                        $     212,997,652
Shares issued in reinvestment of dividends and distributions                               1,787,535
Shares reacquired                                                                       (244,951,348)
                                                                                   -----------------
Net increase (decrease) in shares outstanding                                      $     (30,166,161)
                                                                                   =================

                                                                                      SHARES AND
                                                                                     DOLLAR AMOUNT
                                                                                   -----------------
CLASS Z

Six months ended December 31, 2003:
Shares sold                                                                        $         663,439
Shares issued in reinvestment of dividends and distributions                                   4,531
Shares reacquired                                                                           (239,985)
                                                                                   -----------------
Net increase (decrease) in shares outstanding                                      $         427,985
                                                                                   =================
Year ended June 30, 2002:
Shares sold                                                                        $       2,640,531
Shares issued in reinvestment of dividends and distributions                                   9,612
Shares reacquired                                                                           (777,690)
                                                                                   -----------------
Net increase (decrease) in shares outstanding                                      $       1,872,453
                                                                                   =================

----------
(a)  Commencement of offering of Class B and Class C shares.

NOTE 5. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 2003, the Fund had a 6.2% undivided interest in the joint account. The undivided interest for the Fund represents $13,269,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

JP Morgan Chase Securities, Inc., 1.00%, in the principal amount of $65,000,000, repurchase price $65,003,611, due 1/2/04. The value of the collateral including accrued interest was $66,300,359.

Greenwich Capital Market, 1.01%, in the principal amount of $75,000,000, repurchase price $75,004,208, due 1/2/04. The value of the collateral including accrued interest was $76,501,470.

UBS Securities, 1.00%, in the principal amount of $75,000,000, repurchase price $75,004,167, due 1/2/04. The value of the collateral including accrued interest was $76,503,568.

FINANCIAL HIGHLIGHTS

(Unaudited)

                                                                                        CLASS A
                                                                                   -----------------
                                                                                       SIX MONTHS
                                                                                         ENDED
                                                                                   DECEMBER 31, 2003
----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                                               $            1.00
                                                                                   -----------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income and net realized gains                                                    .001
Dividends and distributions to shareholders                                                    (.001)
                                                                                   -----------------
Net asset value, end of period                                                     $            1.00
                                                                                   =================
TOTAL RETURN(a):                                                                                 .10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                                    $           2,805
Average net assets (000)                                                           $           2,859
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees                                     .99%(c)
   Expenses, excluding distribution and service (12b-1) fees                                     .86%(c)
   Net investment income                                                                         .20%(c)

----------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b)  Commencement of offering of Class A shares.
(c)  Annualized.

See Notes to Financial Statements

                                                                                        CLASS A
-------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED JUNE 30,             JANUARY 26, 2001
                                                                                                               (b)
                                                                                                            THROUGH
                                                                      2003               2002            JUNE 30, 2001
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                            $           1.00   $            1.00    $            1.00
                                                                ----------------   -----------------    -----------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income and net realized gains                                .007                .019                 .018
Dividends and distributions to shareholders                                (.007)              (.019)               (.018)
                                                                ----------------   -----------------    -----------------
Net asset value, end of period                                  $           1.00   $            1.00    $            1.00
                                                                ================   =================    =================
TOTAL RETURN(a):                                                             .71%               1.98%               1.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                 $          2,574   $           2,164    $           1,681
Average net assets (000)                                        $          2,474   $           2,082    $             276
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees                 .91%                .87%                 .83%(c)
   Expenses, excluding distribution and service (12b-1) fees                 .78%                .74%                 .70%(c)
   Net investment income                                                     .66%               1.87%                4.23%(c)

                                               See Notes to Financial Statements

                                                                    CLASS B              CLASS B
                                                               -----------------  ---------------------
                                                                  SIX MONTHS      SEPTEMBER 9, 2002 (b)
                                                                     ENDED               THROUGH
                                                               DECEMBER 31, 2003      JUNE 30, 2003
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                           $            1.00  $                1.00
                                                               -----------------  ---------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income and net realized gains                               0.002                   .006
Dividends and distributions to shareholders                               (0.002)                 (.006)
                                                               -----------------  ---------------------
Net asset value, end of period                                 $            1.00  $               1.000
                                                               =================  =====================
TOTAL RETURN(a):                                                             .16%                   .64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                $           4,656  $               6,008
Average net assets (000)                                       $           5,293  $               4,394
Ratios to average net assets:(c)
   Expenses, including distribution and service (12b-1) fees                 .86%                   .78%
   Expenses, excluding distribution and service (12b-1) fees                 .86%                   .78%
   Net investment income                                                     .32%                   .65%

----------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b)  Commencement of offering of Class B shares. (See Note 4).
(c)  Annualized.

See Notes to Financial Statements

                                                                     CLASS C            CLASS C
                                                               -----------------  --------------------
                                                                                  SEPTEMBER 9, 2002 (b)
                                                                SIX MONTHS ENDED        THROUGH
                                                               DECEMBER 31, 2003     JUNE 30, 2003
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                           $            1.00  $               1.00
                                                               -----------------  --------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income and net realized gains                               0.002                  .006
Dividends and distributions to shareholders                               (0.002)                (.006)
                                                               -----------------  --------------------
Net asset value, end of period                                 $            1.00  $               1.00
                                                               =================  ====================
TOTAL RETURN(a):                                                             .16%                  .64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period(000)                                 $           1,083  $              2,183
Average net assets (000)                                       $           2,127  $              1,811
Ratios to average net assets:(c)
   Expenses, including distribution and service (12b-1) fees                 .86%                  .78%
   Expenses, excluding distribution and service (12b-1) fees                 .86%                  .78%
   Net investment income                                                     .32%                  .67%

----------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b)  Commencement of offering of Class C shares. (See Note 4).
(c)  Annualized.

                                               See Notes to Financial Statements

                                                                   CLASS B/C
                                                               -----------------
                                                                SIX MONTHS ENDED
                                                               DECEMBER 31, 2003
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                           $            1.00
                                                               -----------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income and net realized gains                               0.002
Dividends and distributions to shareholders                               (0.002)
                                                               -----------------
Net asset value, end of period                                 $            1.00
                                                               =================
TOTAL RETURN(a):                                                             .16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                $         151,878
Average net assets (000)                                       $         175,231
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees                 .86%(b)
   Expenses, excluding distribution and service (12b-1) fees                 .86%(b)
   Net investment income                                                     .32%(b)

----------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b)  Annualized.

See Notes to Financial Statements

                                                                                        CLASS B/C
                                                         -----------------------------------------------------------------------
                                                                                    YEAR ENDED JUNE 30,
                                                         -----------------------------------------------------------------------
                                                            2003            2002          2001           2000          1999
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                     $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                         -----------    -----------    -----------    -----------    -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income and net realized gains                    .008           .020           .054           .052           .047
Dividends and distributions to shareholders                    (.008)         (.020)         (.054)         (.052)         (.047)
                                                         -----------    -----------    -----------    -----------    -----------
Net asset value, end of period                           $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                         ===========    ===========    ===========    ===========    ===========
TOTAL RETURN(a):                                                 .84%          2.11%          5.63%          5.32%          4.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                          $   193,130    $   223,296    $   263,196    $   229,247    $   320,524
Average net assets (000)                                 $   236,506    $   246,999    $   252,744    $   308,237    $   330,135
Ratios to average net assets:
   Expenses, including distribution and
     service (12b-1) fees                                        .78%           .74%           .70%           .68%           .65%
   Expenses, excluding distribution and
     service (12b-1) fees                                        .78%           .74%           .70%           .68%           .65%
   Net investment income                                         .84%          2.11%          5.36%          5.17%          4.71%

                                               See Notes to Financial Statements

                                                                    CLASS Z
                                                               -----------------
                                                                  SIX MONTHS
                                                                     ENDED
                                                               DECEMBER 31, 2003
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                           $            1.00
                                                               -----------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income and net realized gains                                .002
Dividends and distributions to shareholders                                (.002)
                                                               -----------------
Net asset value, end of period                                 $            1.00
                                                               =================
TOTAL RETURN(a):                                                            .16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                $           2,943
Average net assets (000)                                       $           2,754
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees                 .86%(e)
   Expenses, excluding distribution and service (12b-1) fees                 .86%(e)
   Net investment income                                                     .32%(e)

----------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of offering of Class Z shares.
(c) Ratios presented above have been annualized from the date of the first subscription which occurred on June 7, 2001.
(d) Figure is actual and not rounded to nearest thousand.
(e) Annualized.

See Notes to Financial Statements

                                                                                          CLASS Z
                                                                        ------------------------------------------------
                                                                                                        JANUARY 26, 2001
                                                                                                              (b)
                                                                              YEAR ENDED JUNE 30,           THROUGH
                                                                            2003            2002         JUNE 30, 2001
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                                    $       1.00    $       1.00    $           1.00
                                                                        ------------    ------------    ----------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income and net realized gains                                    .008            .014                .001
Dividends and distributions to shareholders                                    (.008)          (.014)              (.001)
                                                                        ------------    ------------    ----------------
Net asset value, end of period                                          $       1.00    $       1.00    $           1.00
                                                                        ============    ============    ================
TOTAL RETURN(a):                                                                 .84%           1.43%                .08%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                         $      2,515    $        643    $             50(d)
Average net assets (000)                                                $      1,419    $         83    $             50(d)
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees                     .78%            .74%                .70%(c)
   Expenses, excluding distribution and service (12b-1) fees                     .78%            .74%                .70%(c)
   Net investment income                                                         .67%           1.27%               2.43%(c)

                                               See Notes to Financial Statements

SPECIAL MONEY MARKET FUND
SUPPLEMENTAL PROXY INFORMATION

(Unaudited)

A Special Meeting of Shareholders was held on July 2, 2003, and adjourned to July 24, 2003 and further adjourned to August 8, 2003. At such meetings the shareholders approved the following proposals:

   1)* To approve the election of ten (10) directors to the Board of Directors, as follows:
         - David E.A. Carson
         - Robert E. La Blanc
         - Robert F. Gunia
         - Douglas H. McCorkindale
         - Stephen P. Munn+
         - Richard A. Redeker
         - Judy A. Rice
         - Robin B. Smith
         - Stephen Stoneburn
         - Clay T. Whitehead

The result of the proxy solicitation on the preceding matter was:

                                          VOTES                   VOTES         VOTES
          MATTER                           FOR                   AGAINST       WITHHELD            ABSTENTIONS
---------------------------            -----------               -------       ---------           -----------
David E.A. Carson                      144,825,472                  --         7,159,290                --
Robert E. La Blanc                     144,749,930                  --         7,234,832                --
Robert F. Gunia                        144,790,487                  --         7,194,275                --
Douglas H. McCorkindale                144,819,993                  --         7,164,769                --
Stephen P. Munn+                       144,832,429                  --         7,152,333                --
Richard A. Redeker                     144,859,533                  --         7,125,229                --
Judy A. Rice                           144,681,021                  --         7,303,741                --
Robin B. Smith                         144,682,716                  --         7,302,046                --
Stephen Stoneburn                      144,860,552                  --         7,124,210                --
Clay T. Whitehead                      144,799,973                  --         7,184,789                --

----------
+  Mr. Munn ceased being a director effective November 30, 2003.

   2)* To Permit the Manager to Enter into, or make material changes to, Subadvisory Agreements without shareholder approval.

         FOR                        AGAINST                       ABSTAIN
----------------------       ----------------------       ----------------------
112,758,334                              14,195,298                    4,927,078

   3)* To Permit an amendment to the Management Contract Between PI and the Company.

         FOR                        AGAINST                       ABSTAIN
----------------------       ----------------------       ----------------------
135,770,251                              10,535,148                    5,679,363

   4a)* To approve changes to fundamental investment restrictions or policies, relating to: fund diversification.

         FOR                        AGAINST                       ABSTAIN
----------------------       ----------------------       ----------------------
117,619,227                               9,690,288                    4,571,145

   4b)* To approve changes to fundamental investment restrictions or policies, relating to: issuing senior securities, borrowing money or pledging assets.

         FOR                        AGAINST                       ABSTAIN
----------------------       ----------------------       ----------------------
115,398,238                              11,714,696                    4,767,776

   4c)* To approve changes to fundamental investment restrictions or policies, relating to: buying and selling real estate.

         FOR                        AGAINST                       ABSTAIN
----------------------       ----------------------       ----------------------
117,292,938                              10,026,590                    4,561,182

   4d)* To approve changes to fundamental investment restrictions or policies, relating to: buying and selling commodities and commodity contracts.

         FOR                        AGAINST                       ABSTAIN
----------------------       ----------------------       ----------------------
116,630,284                              10,648,297                    4,602,129

   4e)* To approve changes to fundamental investment restrictions or policies, relating to: fund concentration.

         FOR                        AGAINST                       ABSTAIN
----------------------       ----------------------       ----------------------
116,634,069                              10,041,164                    5,205,477

   4f)* To approve changes to fundamental investment restrictions or policies, relating to: making loans.

         FOR                        AGAINST                       ABSTAIN
----------------------       ----------------------       ----------------------
115,645,095                              11,385,874                    4,849,741

   4g)* To approve changes to fundamental investment restrictions or policies, relating to: other investment restrictions, including investing in securities of other investment companies.

         FOR                        AGAINST                       ABSTAIN
----------------------       ----------------------       ----------------------
115,897,887                              10,801,993                    5,180,830

   5)**  To approve amendments to the Company's Articles of Incorporation.

         FOR                        AGAINST                       ABSTAIN
----------------------       ----------------------       ----------------------
117,328,171                               9,719,371                    4,833,168

*   Approved at the July 2, 2003 meeting.
**  Approved at the August 8, 2003 meeting.

-  MAIL                       - TELEPHONE            - WEBSITE
   Gateway Center Three         (800) 225-1852       www.jennisondryden.com
   100 Mulberry Street                               www.strategicpartners.com
   Newark, NJ 07102

DIRECTORS
David E.A. Carson-Robert F. Gunia-Robert E. La Blanc-Douglas H.
McCorkindale-Richard A. Redeker-Judy A. Rice-Robin B. Smith-Stephen D. Stoneburn-Clay T. Whitehead

OFFICERS
Judy A. Rice, PRESIDENT-Robert F. Gunia, VICE PRESIDENT-Grace C. Torres, TREASURER AND PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER-Marguerite E.H. Morrison, CHIEF LEGAL OFFICER AND ASSISTANT Secretary-Jonathan D. Shain, SECRETARY-Maryanne Ryan, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER

MANAGER                                      Prudential                         Gateway Center
                                             Investments LLC                    Three
                                                                                100 Mulberry Street
                                                                                Newark, NJ 07102

INVESTMENT ADVISER                           Prudential Investment              Gateway Center Two
                                             Management, Inc.                   100 Mulberry Street
                                                                                Newark, NJ 07102

DISTRIBUTOR                                  Prudential Investment              Gateway Center Three
                                             Management Services LLC            14th Floor
                                                                                100 Mulberry Street
                                                                                Newark, NJ 07102

CUSTODIAN                                    State Street Bank and              One Heritage Drive
                                             Trust Company                      North Quincy,
                                                                                MA 02171

TRANSFER AGENT                               Prudential Mutual Fund             PO Box 8098
                                             Services LLC                       Philadelphia, PA 19101

INDEPENDENT AUDITORS                         KPMG LLP                           757 Third Avenue
                                                                                New York, NY  10017

FUND COUNSEL                                 Sullivan & Cromwell LLP            125 Broad Street
                                                                                New York, NY 10004

     Special Money Market Fund, Inc.

     SHARE CLASS                            A               B               C              B/C            Z
     Nasdaq                                 N/A             N/A             N/A            PBSXX          N/A
     CUSIP                                  84741P102       84741P508       84741P607      84741P201      84741P300

MUTUAL FUNDS:

  ARE NOT INSURED BY THE FDIC OR ANY          MAY LOSE VALUE        ARE NOT A DEPOSIT OF OR GUARANTEED BY
       FEDERAL GOVERNMENT AGENCY                                       ANY BANK OR ANY BANK AFFILIATE

Special Money Market Fund, Inc.

     SHARE CLASS                            A               B               C              B/C            Z
     Nasdaq                                 N/A             N/A             N/A            PBSXX          N/A
     CUSIP                                  84741P102       84741P508       84741P607      84741P201      84741P300

MF141E2  IFS-AO87913

                                     PART C
                                OTHER INFORMATION

ITEM 15.  INDEMNIFICATION.

     As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Article VII of the Fund's Amended By-Laws (Exhibit (b) to the Registration Statement), the Registrant shall indemnify present and former officers, directors, employees and agents of the Registrant against judgments, fines, settlements and expenses and may advance expenses to such parties to the fullest extent authorized, and in the manner permitted, by applicable federal and state law. Section 2-418 of Maryland General Corporation Law permits indemnification of directors unless it is established that (1) the act or omission of the director was material to the matter and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit in money, property or services; or (3) in the case of a criminal proceeding, the director has reasonable cause to believe that the act or omission was unlawful. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(1) to the Registration Statement), Prudential Investment Management Services LLC or the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the Securities Act), may be permitted to directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the Commission) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     Section 9 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) limits the liability of Prudential Investments LLC (PI) to losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36 (b)(3) of the 1940 Act) or losses resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by PI of its obligations and duties under the Management Agreement. Section 4 of the Subadvisory Agreement (Exhibit (d)(2) to the Registration Statement) limits the liability of Prudential Investment Management, Inc. (PIM) to losses resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by PIM of its obligations and duties under the Subadvisory Agreement.

     The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 of the Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect and is consistently applied.

     The Registrant maintains an insurance policy insuring its officers and directors against certain liabilities and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting conflict of interest, intentional non-compliance with statutes or regulations or dishonesty, fraudulent or criminal acts or omissions. The insurance policy also insures the Registrant against the costs of indemnification payments to officers and directors under certain circumstances.

ITEM 16.  EXHIBITS.

          (1) (a) Articles of Restatement of Articles of Incorporation, incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.

               (b) Articles of Amendment dated July 7, 2003 incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on December 31, 2003.

               (c) Articles Supplementary dated December 4, 2003 incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on December 31, 2003.

          (2) By-Laws, as Amended and Restated November 18, 1999, incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 28, 2001.

          (3)  Not Applicable.

          (4) Agreement and Plan of Reorganization (filed herewith as Attachment A to the Proxy Statement and Prospectus).

          (5)  (a)  Form of stock certificate, incorporated by reference to
               Exhibit 4(a) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.

               (b) Instruments defining rights of shareholders incorporated by reference to Exhibits (1) and (2).

          (6) (a) Management Agreement between the Registrant and Prudential Mutual Fund Management, incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.

               (b) Subadvisory Agreement between Prudential Mutual Fund Management and The Prudential Investment Corporation, incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.

               (c) Amendment to Subadvisory Agreement between Prudential Investments Fund Management LLC and The Prudential Investment Corporation, incorporated by reference to Exhibit (d)(iii) to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 29, 2000.

          (7) (a) Distribution Agreement between the Registrant and Prudential Investment Management Services LLC, incorporated by reference to Exhibit (e)(ii) to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 28, 2000.

               (b) Form of Dealer Agreement, incorporated by reference to Exhibit (e)(iii) to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 28, 2000.

          (8)  Not Applicable.

          (9) (a) Custodian Contract with State Street Bank and Trust Company, incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.

               (b) Amendment to Custodian Contract dated February 22, 1999, incorporated by reference to Exhibit (g)(ii) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 28, 2001.

               (c) Amendment to Custodian Contract dated July 17, 2001, incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 14, 2002.

               (d) Amendment to Custodian Contract dated January 17, 2002, incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 14, 2002.

          (10) (a) Amended and Restated Distribution and Service Plan of Registrant, incorporated by reference to Exhibit (m)(ii) to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 28, 2000.

               (b) Amended and Restated Rule 18f-3 Plan dated November 19, 2003 incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on December 31, 2003.

          (11) Opinion and Consent of Piper Rudnick LLP to be filed by amendment.

          (12) Opinion and Consent of Sullivan & Cromwell LLP regarding tax matters to be filed by amendment.

          (13) Not Applicable.

          (14) Consent of independent accountants to be filed by amendment.

          (15) Not Applicable

          (16) Powers of attorney dated May 23, 2001, incorporated by reference to Exhibit (q) to Post-Effective Amendment No. 39 to the Registration Statement on Form N1-A (2-53301) filed via EDGAR on February 14, 2002.

          (17) (a) Registrant's Rule 24f-2 Notice pursuant to Rule 24f-2 under the Investment Company Act of 1940, for its fiscal year ended November 30, 2002, incorporated by reference to Form 24f-2 filed with the Securities and Exchange Commission on January 17, 2003.

               (b)  Form of Proxy (filed herewith).

ITEM 17.  UNDERTAKINGS

     1. The Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     2. The undersigned Registrant agrees that every prospectus that is filed under paragraph 1 above will be filed as part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant in the City of Newark, and State of New Jersey, on the ____ day of May, 2004.

                                       MONEYMART ASSETS, INC.


                                                      * JUDY A. RICE
                                           -------------------------------------
                                                  Judy A. Rice, President

     As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


                    SIGNATURE                       TITLE                                         DATE
                    ---------                       -----                                         ----
              * DELAYNE DEDRICK GOLD                Director
-----------------------------------------------
              Delayne Dedrick Gold

              * ROBERT F. GUNIA                     Vice President and Director
-----------------------------------------------
              Robert F. Gunia

              * ROBERT E. LA BLANC                  Director
-----------------------------------------------
              Robert E. La Blanc

              * JUDY A. RICE                        President
-----------------------------------------------
              Judy A. Rice

              * ROBIN B. SMITH                      Director
-----------------------------------------------
              Robin B. Smith

              * STEPHEN STONEBURN                   Director
-----------------------------------------------
              Stephen Stoneburn

              * CLAY T. WHITEHEAD                   Director
-----------------------------------------------
              Clay T. Whitehead

              * GRACE C. TORRES                     Treasurer, Principal Financial and
-----------------------------------------------       Accounting Officer
              Grace C. Torres

 * By: /s/    JONATHAN D. SHAIN                     Attorney-in-Fact
-----------------------------------------------
              Jonathan D. Shain                                                             May __, 2004

                                  EXHIBIT INDEX

       (17)(b)  Form of Proxy